UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 553-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1: Report to Shareholders.

Annual Report

SEPTEMBER 30, 2005	CORE GROWTH FUND

GLOBAL SCIENCE & TECHNOLOGY FUND

HERITAGE GROWTH FUND

INTERNATIONAL GROWTH FUND

INTERNATIONAL OPPORTUNITIES FUND

MICRO CAP FUND

MICRO CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

STRATEGIC INCOME FUND

ULTRA GROWTH FUND

WASATCH-HOISINGTON U.S. TREASURY FUND

Wasatch Funds, Inc.

P.O. Box 2172

Milwaukee, WI 53201-2172

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr., PhD, CFA President of Wasatch Funds

FELLOW SHAREHOLDERS:

War in Iraq. A nuclear weapons test in North Korea and the threat of nuclear weapons in Iran. The ongoing fight against terrorism. Record high prices for gasoline. And on it goes.

Lately, the media has been awash in bad news of one degree or another, and, in my humble opinion, that’s exactly how they like it. On the other hand, the same daily drumbeat of depressing headlines is enough to make a fairly normal person want to go out behind the barn and swallow a bedspring.

I wouldn’t recommend that. Despite the battery of negative news, on balance I think the world — and, more specifically, the world’s economy — is in pretty good shape.

Likewise, here at home inflation is largely in check. Interest rates remain at historically low levels. Unemployment has experienced a slight decline, with plenty of new jobs being created. The domestic economic recovery continues.

If you’ve been around the block as long as I have, all in all that seems like a pretty positive economic scenario. That’s not to say everything is picture perfect. There are a number of things that bear watching — the inflationary effect of commodities like oil and copper working their way through the system; the asset bubble apparent in parts of the U.S. real estate market; and, maybe most disturbing, my sense that there is such unbridled lust for yield lately that too many folks have turned a blind eye toward risk.

One thing I know: When investors ignore risk, it inevitably ends badly. As Warren Buffet once noted, “When the tide goes back out, everyone will see who wasn’t really wearing a swimsuit.” I suspect that when the water recedes, those who have taken on too much risk will be blushingly exposed, and there will be a number of embarrassed investors left sunburned in the sand.

PERFORMANCE

I have not been particularly pleased with our investment record over the past year. While several of our Funds and many of our international holdings have done quite well, the bread-and-butter portfolios that have earned Wasatch its reputation — Small Cap Growth, Core, and Ultra — have performed relatively poorly.

I think there is one overriding reason why we’ve lagged our benchmarks and peers: The sectors of the market that have been putting up big numbers are places that we have traditionally been underweight.

The market has witnessed a big run up in the energy, materials and consumer durables sectors. These are not places where Wasatch has historically focused its analytical time and efforts, mainly because these sectors have not been deep pools of companies that meet our investment criteria. Rather, we’ve made our money over the years in the non-cyclical, growth sectors of the economy, i.e., technology, health care, consumer discretionary, and, to some extent, financial services.

In the past, when the market plays to our strengths, Wasatch tends to look pretty smart. Even when the market favors only half of our core sectors, we tend to hold up our end. Where we look lousy is when the sectors we know well are struggling and, to add insult to injury, those in which we have minimal exposure are doing quite nicely. This has not happened often, but we have unfortunately been sitting in the middle of that intersection for the past few years.

In a number of ways, what we are experiencing today reminds me of the technology tear of the late ‘90s. If you were in tech stocks — including stocks of virtually imaginary companies that had no real products and no real earnings — you were making gobs of money. If you were not invested heavily in the dot coms — and we deliberately were not — you looked slow and stupid by comparison.

We focus on finding what we refer to as WBGC’s — the World’s Best Growth Companies. They tend to be high-quality, high-potential companies that we believe can grow earnings at 15%+ year after year. That general guideline has been the beating heart of the Wasatch way of investing. While we don’t believe that today’s market has the same irrationality that characterized the late ‘90s, we have continued to see money moving this year into companies and sectors that we just don’t believe have strong long-term prospects.

Meanwhile, the companies we are invested in continue to meet our expected earnings growth targets, but they have not yet been rewarded in their stock prices.

After the tech (i.e. dot com) market cratered, we enjoyed several years in which we seemed terribly clever for having exercised restraint. Truth to tell, all we did was stick to the same tried-and-true investment discipline that we had built, brick by brick, through the decades.

Of course, the fact is that we were not nearly as dumb as the market made us appear when our style was out-of-favor; likewise, we were hardly as smart as we seemed when high quality companies returned to favor.

Extended periods in which Wasatch struggles — this one has lasted about three years — inevitably inspire bouts of intense introspection. Why in the world are we getting whipped by our competitors? Why doesn’t the investment world recognize and reward real quality? Has the market gone haywire? Is our time-tested approach to picking stocks fundamentally flawed?

For the last few years we have again been asking ourselves these hard questions. Fundamentally, we continue to believe that we have one of the best investment philosophies and processes in the industry for any long-term investor. That said, we have also recognized areas for continued improvement, and we are making those improvements. One such area is in our level of diligence when it comes to certain investment sectors, most notably energy, materials and other cyclicals. Over the years, we have come to believe that commodity-based stocks are not an intelligent play for long-term growth investors. We think it is hard to gain a competitive advantage in that space.

SEPTEMBER 30, 2006

I suspect we’ve been partially wrong in our assessment of cyclical sectors. I think that while the kind of growth companies we like may be harder to find in the oil patch, nevertheless, they are out there. We just have to dispatch smart people to dig deeper in those sectors to find stocks that fit our style. To that end, we’re making internal changes that will allow us to be better investors in those areas.

Rest assured, this does not constitute a fundamental change in direction for Wasatch. Our mission remains the same — finding and investing in the best growth companies from around the globe.

In a phrase, we intend to do a better job of “covering the waterfront.”

Back in 2001, when we were shooting the lights out in the wake of the tech wreck, we published a rather pointed note in our company newsletter. It said, simply, that if you’d suddenly gone ga-ga over Wasatch because it was on a hot streak, you probably ought to take your money elsewhere. We were most likely the wrong place for you.

On the other hand, we wrote, if you truly believe in our investment discipline — and if you understand that we are in it for the long term and there are undoubtedly going to be times when the sun doesn’t exactly shine on our approach — Wasatch might well be the right place for you.

My gut tells me that we are nearing the end of the current investment cycle. In the not-too-distant future, I believe that the sorts of quality companies with which we populate our portfolios will again return to favor. History, reason and more than three decades of experiences reinforce my gut.

To mix a few metaphors and butcher the prose of Mr. Buffet, I glimpse the sun peeking through the clouds, the tide receding, and, as always, our swimsuits are tied firmly in place. Hopefully, that gives you as much comfort as it does us. We appreciate the trust you have placed in us, as well as your long-term view.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 26 and 27. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2006

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 2.46% in the 12 months ended September 30, while the Russell 2000 Index increased 9.92% over the same period. While we are disappointed that we trailed the Index, we are more disappointed in the low absolute level of performance for the year. It is our expectation that the Fund will behave quite differently than the Index at times. The Fund is not constructed to track any particular market index, but rather is built with a bottom-up approach of adding individual companies with unique business models and attractive valuations. Our captured earnings growth averaged a healthy 12% for the year, but was below our target hurdle of 15%. We could have done better here, and we aim to do so over the next 12 months.

Digging deeper, the year’s disappointing results were driven by several factors. First, our investments in the homebuilding sector turned sour this year. They contributed to more than half of the shortfall versus the Index. Second, our stock selection was poor in the areas of financial services and technology, sectors where we typically have a strong showing. Finally, our minimal exposure to companies in cyclical and commodity-oriented sectors was a headwind, since stocks in these sectors generated some of the strongest returns in the Index.

We end the year with continued conviction that over the long-term “earnings growth drives stock prices” — i.e. we believe that buying quality companies with sustainable prospects for 15%+ earnings growth, and paying reasonable prices for them, will lead to satisfying long-term results. Our portfolio is filled with such companies, and we have taken advantage of the softness this year to increase our positions in some of our favorite holdings. With the beginning of a market retreat from cyclical and commodity-oriented sectors happening in the latest quarter, we are additionally encouraged about how the Fund is positioned for the future.

DETAILS OF THE YEAR

Some of our biggest performance detractors this year were homebuilders, specifically M.D.C. Holdings, NVR and D.R. Horton. Our investment thesis for these home builders is that they are major players that will continue to consolidate a highly fragmented industry, using their financial and economic scale to drive increased market share and profits as they have done for the last 15 years. We did anticipate a real estate slow down this year; however, we underestimated the severity of the market’s negative reaction to the first real reports of bad news. We have maintained positions in these companies believing that they continue to have strong long-

term prospects and are undervalued at their current prices. We do not try to predict when the market will again recognize the value of these companies, but we believe they are continuing to build value that will eventually be recognized in the market.

Commodity prices were strong throughout much of the period. Against this backdrop, the producer durables and materials and processing sectors in the Index registered double-digit gains. This was a significant headwind for the Fund versus the Index since we tend to invest in companies whose prospects do not rely so heavily on macroeconomic or commodity forces. That being said, we have expanded our internal resources to broaden our coverage of the “waterfront” in an effort to find more companies in these sectors with differentiated businesses that meet our criteria for long-term growth and quality.

On the positive side of performance, our consumer discretionary holdings were among the key contributors to the Fund this year. Two of our favorite companies, Copart and O’Reilly Automotive led the charge. We continue to think they are both great long term investments.

Copart provides an auction market used by the auto insurance industry to sell off their inventory of “totaled” automobiles. O’Reilly is an auto parts retailer and accessory provider. Both companies have immense competitive advantages in growing industries with little cyclicality. We first bought O’Reilly nearly 10 years ago. It’s been one of our top performers since then and hit a new all-time high price this year.

OUTLOOK

We are energized by the quality and value of the companies held in the Core Growth Fund. So much so that we have increased our overall weight of the top 10 and top 25 holdings.* We are projecting and seeing earnings growth acceleration from our companies, which we believe may be recognized and rewarded when the market returns to valuing quality and consistent earnings growth.

It’s worth noting that there are early signs of a possible market shift taking place toward large capitalization leadership following a lengthy period of small cap outperformance. However, regardless of which size segment leads in the months ahead, we are confident that we will continue to find interesting companies in which to invest. We have long believed that small cap is the most attractive long-run sector of the market and should be an integral part of any long-term investment plan.

Thank you for the opportunity to manage your assets. We appreciate the confidence you have shown in us during this recent commodity driven market cycle.

*	Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Core Growth Fund	2.46%	9.64%	14.62%
Russell 2000 Index	9.92%	13.78%	9.06%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
CPRT	Copart, Inc. Vehicle salvage services.	5.32%
POOL	Pool Corp. Swimming pool supplies distributor.	5.24%
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.74%
ACF	AmeriCredit Corp. Subprime automobile lender.	3.38%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	3.34%

Ticker	Company	% of Fund
NVR	NVR, Inc. Homebuilder.	3.15%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	2.84%
MSM	MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	2.64%
SEIC	SEI Investments Co. Outsource financial services provider.	2.53%
GISX	Global Imaging Systems, Inc. Office imaging equipment sales and service.	2.48%

*	As of September 30, 2006, the Fund had 35.66% invested in the Top 10 equity holdings and there were 76 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2006

Noor Kamruddin Portfolio Manager	James S. Gulbrandsen Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund gained 9.81% for the 12 months ended September 30, 2006 and outperformed the Lipper Science & Technology Index (the “Lipper Index”), which gained 4.28%, and the Nasdaq Composite Index, which gained 5.83%, but underperformed the Russell 2000 Technology Index, which gained 10.12%.

Electronic technology was the dominant component of the Lipper Index, with an average weighting of nearly 53%. It was also the major focus of the Fund, with an average weighting of over 44%. The Fund’s performance in electronic technology eclipsed that of the Lipper Index, despite the significant headwind of being, on average, more than 8% underweight. Within electronic technology, strong results from our electronic production equipment, electronic components and computer communications groups more than offset weakness in the semiconductors and telecommunications equipment groups. These two groups struggled due to higher than expected earnings disappointments, lackluster financial results and a modest inventory buildup.

In technology services, our overweighting in companies that provide information technology services worked to the Fund’s advantage but our underweighting in software companies was a disadvantage. Software stocks generally performed well during the year and our stocks were no exception. Even so, solid performance did not counteract the low relative weight. We continue working to find interesting new software companies in which to invest.

Overall, our international investments contributed to the Fund’s return and we continue to find attractive companies overseas both in terms of business fundamentals and valuations. Singapore and India are the countries where the Fund is most heavily weighted and we have been increasing our weighting in Brazil given the opportunities we see there.

The U.S. economy appears to be slowing so we are keeping a close eye on companies with exposure to the U.S. consumer. Overall, however, we feel the Fund is well positioned given our focus on investing in quality companies and the strict attention we have paid to position size and valuation.

DETAILS OF THE YEAR

A long-term theme for the Fund has been to invest in companies that outsource information technology services to India. Two of these companies — Cognizant Technology

Solutions and Infosys Technologies — were among the top five contributors for the year.

As mentioned above, our semiconductor group was disappointing. The group’s biggest detractor was O2Micro International whose stock fell over 56%, as investors became uneasy about pending litigation. We continue to hold O2Micro because we like its potential to benefit from growth in the LCD-TV market. Although business momentum among our semiconductor names has been somewhat weaker than we would like, many of them are attractively valued.

We continue to look for investments in the software arena but given our concerns about investing in these types of companies we must have a high degree of confidence in the opportunity or great valuation. An example is Adobe Systems, Inc. Adobe was hit hard due to slowing sales but there was a product cycle coming up so the opportunity was there, the valuation was attractive and the stock made a comeback, gaining about 28% since we’ve held it.

We like Singapore as a low cost manufacturing hub for U.S. companies. One of the Fund’s top contributors this year was MMI Holdings, a Singapore-based manufacturer of hard disk drives and lasers. In addition to operating in a low cost environment, we like the company for its high quality management, good products on the hard disk drive side and penetration story on the laser side.

In addition to Singapore, our other large country weight outside the U.S. was India, although we have lowered our exposure by nearly 2% since last year as valuations have risen due to the strong equity market.

The long-term opportunity we see for investing in broadband and consumer strength in Brazil was the impetus behind our increased weighting. In Brazil, broadband penetration is extremely low relative to the U.S. and also to other Latin American countries. We invested in two companies that may benefit from Brazil’s broadband growth. Submarino is an online retailer, and Net Servicos de Communicacao is a provider of broadband and cable services with a strong market position in Brazil’s largest cities. A declining interest rate environment is beneficial to the purchasing power of Brazilian consumers and supportive of our investment in Submarino.

OUTLOOK

On balance, we’re cautious regarding the near term but feel that the market has been fairly efficient with valuations. If business momentum picks up, we could see really interesting growth off the Fund’s valuation base as of September 30. While the U.S. economy appears to be slowing, stocks could benefit from positive macro events such as lower energy prices and interest rates as well as strength in the consumer segment.

We continue to search the world for best-of-breed science and technology companies and we leverage the entire Wasatch research team to cover a long list of tech names. Knowing that multiple eyes have looked at every name we consider for the Fund enables us to invest with confidence. We are happy with our holdings and feel they have the potential to help the Fund achieve long-term growth of capital for our shareholders.

Thank you for investing in the Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Wasatch Global Science & Technology Fund	9.81%	12.64%	6.69%
Lipper Science & Technology Index	4.28%	5.37%	-8.73%
Russell 2000 Technology Index	10.12%	4.99%	-7.17%
Nasdaq Composite Index	5.83%	9.16%	-2.04%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
INFO IN	Infosys Technologies Ltd. (India) Business and information technology consulting.	2.35%
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	2.35%
MXIM	Maxim Integrated Products, Inc. Semiconductors.	2.22%
MMI SP	MMI Holdings Ltd. (Singapore) Electro-mechanical components and equipment.	2.08%
MCRL	Micrel, Inc. Semiconductors.	2.00%

Ticker	Company	% of Fund
OIIM	O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	1.92%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	1.92%
PLXT	PLX Technology, Inc. Semiconductors.	1.88%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	1.87%
MCHP	Microchip Technology, Inc. Semiconductors.	1.86%

*	As of September 30, 2006, the Fund had 20.45% invested in the Top 10 equity holdings and there were 125 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: December 19, 2000. The Lipper Science & Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these indexes.

HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2006

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW For the year ended September 30, the Wasatch Heritage Growth Fund returned 2.46%, compared to a return of 7.03% for our primary benchmark, the Russell Midcap Growth Index (the “Index”), and a

return of 6.04% for the Russell 1000 Growth Index.

Although we underperformed the Index, we feel good about the Fund’s current composition. It is our fundamental belief that earnings growth is a vital driver of stock performance and we have focused our efforts on capturing earnings growth. Consistent with our strategy, the average earnings per share growth for the companies in the Fund exceeded 15% for the year. Unfortunately, the timeline between when companies deliver earnings growth and when the market recognizes those results is not always predictable. With an average price-to-earnings ratio in the high teens, we believe the portfolio is reasonably valued, especially given its expected earnings growth.

DETAILS OF THE YEAR

Through most of the year, we sustained vigorous head-winds as commodity-related companies and cyclical industrials continued to demonstrate strong performance in the market. Generally, these companies are heavily driven by the underlying prices of commodities or large macroeconomic cycles, which means that the respective management teams of these companies are less in control of their earnings growth trajectory and, therefore, we are less able to reliably model the long term earnings of these businesses. This has traditionally been an area of the market that is less suited for our investment strategy, but we continue to work to try to find companies that meet our investment criteria.

Another area of underperformance came from the producer durables sector. While the producer durables sector includes companies in several different industries, almost all of our exposure to the sector is concentrated in the stocks of homebuilders. These holdings struggled as many of the nation’s housing markets experienced a slowdown. Homebuilding has traditionally been a cyclical industry. Our investment thesis hasn’t changed. We believe that this cyclical downturn is a long run opportunity for large homebuilders that enjoy scale advantages and strong balance sheets, such as NVR, to continue to consolidate national market share as they have done for many years. These stocks look attractive from a valuation standpoint and we believe they will continue to create value for long term shareholders.

Four core sectors, financial services, technology, health care and consumer discretionary, accounted for most of the Fund’s weighting. Financial services, technology, and health care delivered strong absolute and relative performance for the year.

Overall, Amphenol was the top contributor to the Fund’s return, adding 1.27% to performance. Amphenol is a designer and manufacturer of a wide array of electronic interconnect cables that are used in a vast assortment of products. The company has been a leading consolidator in this fragmented industry. During the year, management continued to execute on this strategy with a large acquisition that is generating good results for the company.

Infosys was another strong contributor within the technology sector. Infosys is an information technology and business process outsourcing company based in India. It is positioned as a leader in offshoring and during the year it continued to execute its business plan with rapid growth in both the demand for its services and in its hiring, which should enable it to meet current and future demand.

Commerce Bancorp, a New Jersey-based bank holding company, was our primary driver of performance in the financial services sector as the company continued to deliver on its deposit growth strategy and executed better than expected in a difficult interest rate environment.

The Fund’s health care group delivered a solid gain. Covance, a leading drug development services company, was our top contributor in the sector. Covance experienced good growth as it continued to execute on its strategy to become more ingrained in its clients’ development processes.

Our consumer discretionary holdings underperformed the Index, but contributed to performance for the year. Apollo Group lost nearly 26% of its value, costing the Fund 1.06%. Apollo is a for-profit provider of adult educational programs. We believe that our long-term thesis that many adults are looking to further their education in order to improve their career opportunities still rings true. We believe Apollo has a great business model. It has generated a high return on capital and a significant amount of free cash flow. However, we are continuing to evaluate our investment thesis and monitor the progress of the company carefully.

OUTLOOK

Since the beginning, we’ve compared managing the Fund to running a marathon. Our goal is to stay the course, not deviating off the path in pursuit of fads or hot sectors in the market. Perseverance can be difficult because no investment will be the top performing at all times and under all circumstances. That’s why we believe that it’s so critical that we maintain our investment thesis of selectively purchasing companies that meet our target growth rate and that can also be purchased at attractive prices. Indeed, a disciplined process is the key to achieving success. We’re convinced that the Fund will have the potential to deliver rewarding results over the long-term if we stay the course and maintain our focus on our core strategy.

Thank you for investing in the Wasatch Heritage Growth Fund.

HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Wasatch Heritage Growth Fund	2.46%	N/A	7.16%
Russell Midcap Growth Index	7.03%	N/A	11.79%
Russell 1000 Growth Index	6.04%	N/A	5.40%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds can be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
APOL	Apollo Group, Inc., Class A Higher education for working adults.	3.84%
WLP	WellPoint, Inc. Health maintenance organization.	3.57%
INFO IN	Infosys Technologies Ltd. Business and information technology consulting.	3.20%
NVR	NVR, Inc. Homebuilder.	3.19%
ZMH	Zimmer Holdings, Inc. Orthopedic implants.	3.01%

Ticker	Company	% of Fund
CMX	Caremark Rx, Inc. Pharmacy benefits manager.	2.93%
APH	Amphenol Corp., Class A Interconnect products manufacturer.	2.67%
MXIM	Maxim Integrated Products, Inc. Semiconductors.	2.58%
BBBY	Bed Bath & Beyond, Inc. Household goods retailer.	2.39%
CBH	Commerce Bancorp, Inc. Commercial banking, corporate trust and insurance brokerage services.	2.01%

*	As of September 30, 2006, the Fund had 29.39% invested in the Top 10 equity holdings and there were 68 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2006

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers.

OVERVIEW

The Wasatch International Growth Fund gained 18.00% during the past 12 months and outperformed the MSCI World Ex-U.S.A. Small-Cap Index, which gained 14.81%. The Fund’s top contributing countries relative to the Index were Japan and Brazil. In contrast, a few stocks in Continental Europe were primarily responsible for the Fund’s underperformance of the Index in this region. All sectors in which the Fund was invested produced a gain and contributed to performance, but we had no holdings in the materials sector, which added nearly 3% to the Index’s return.

Throughout the year, we continued to enhance the breadth and depth of our international team and improve our processes. This has enabled us to better cover our universe of small international companies. The team has traveled extensively, visiting over 200 companies in nine countries in the last three months alone.

Over the course of the year, the Fund’s weighted average market capitalization decreased from $1.5 billion to $1.4 billion. Estimated earnings growth for our portfolio companies over the next three to five years is about 17% and we are paying on average less than 15 times forward earnings for that growth. This tells us that the Fund holds solid growth companies that overall are reasonably valued. The number of holdings in the Fund increased from 86 to 105 and the number of countries increased from 22 to 27 in the last 12 months.

DETAILS OF THE YEAR

On a country basis, the Fund’s outperformance of the Index was driven by Japan and Brazil. As of September 30, Japan was our largest country weighting at about 19%. The Japanese companies in the portfolio strongly outperformed those in the Index. Japanese real estate was a very strong sector and was a significant contributor to the outperformance. The Fund had a weight of just over 3% in Brazil where the largest contribution came from Gol Lineas Aereas Inteligentes, a low cost airline.

Continental Europe was a detractor from performance relative to the Index as select stocks struggled. Notable detractors included Straumann, a Swiss manufacturer of dental implants and AWD Holding, a German financial services firm. We remain positive on the long-term prospects of our investments in Continental Europe as many companies stand to benefit from improving consumer sentiment, financial restructuring and more efficient operations.

Scandinavia was also a strong region for the Fund with two sizeable positions in the financials sector, Acta Holdings and D. Carnegie, as well as a large position in TGS-NOPEC, a Norwegian provider of seismic surveys and geoscience data to energy exploration companies. Positions in both the financial and energy sectors were diversified in the last 12 months increasing the Fund’s exposure to faster growing sub-industries and countries. Growing global demand, the increasing need for services to maintain production at current levels and the belief that oil and natural gas prices will move higher over the next five years are the tenets of our long-term thesis for energy investing. Energy was a good place to be invested over the past 12 months and the Fund benefited from our overweight position.

While consumer spending in the U.S. has been a concern, the same has not been true for non-U.S. consumers. An emerging consumer class, particularly in Asia, has provided the impetus to invest in retailers and affordable luxury goods manufacturers. We like the growth potential of companies like Peace Mark (a top-performer for the year), Ports Design and EganaGoldpfeil, that cater to these brand-conscious buyers.

OUTLOOK

As global growth has slowed, we have seen a migration to large and mid cap stocks and defensive companies such as those in the financials and utilities sectors. In the last three months, mid cap stocks outperformed small cap stocks in Europe, the U.K. and most dramatically in Japan, where the large cap Nikkei Index was up about 4% and the MSCI Small Cap Japan Index was down 6.2%. Going forward, we think small cap valuations look really interesting throughout the world.

We expect that in the near-term the U.S. may continue to experience slower growth relative to the rest of the world. We see infrastructure growth in emerging markets being one of the drivers for industrials, increased pension restructuring driving financials, and emerging consumers driving the earnings growth of many of our consumer discretionary companies. While we see good long-term opportunities in Japan, there are some short-term challenges including the need to refinance fiscal debt, pressure on currency, demographics and poor capital management. To mitigate these challenges we think the key is to find Japanese companies with good or improving capital structure.

In Hong Kong/China we’re focused on the consumer and, while the government is trying to control growth, we expect that the leading consumer companies will continue to do well. Scandinavia is likely to continue as one of the strongest performing regions in the world spurred by a growing financial services sector, globally competitive industrials in Sweden and a significant energy sector in Norway. Valuations in India remain higher than the emerging markets average and, as a result, we are closely monitoring our holdings. In Latin America, we feel we own Brazilian companies that have good long-term growth prospects and we think that growth in Mexico’s mortgage market has created favorable conditions for Mexican homebuilders.

Thank you for investing in the Wasatch International Growth Fund.

INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
Wasatch International Growth Fund	18.00%	N/A	20.17%
MSCI World Ex-U.S.A. Small Cap Index	14.81%	N/A	22.67%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	2.66%
TGS NO	TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	2.42%
EKTAB SS	Elekta AB, Class B (Sweden) Radiology equipment.	2.16%
SIA LN	Soco International plc (United Kingdom) Oil and gas developer.	2.11%
CAR SS	D. Carnegie & Co. AB (Sweden) Financial services.	2.09%

Ticker	Company	% of Fund
NTB BH	The Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management and financial services.	2.04%
AWD GR	AWD Holding AG (Germany) Financial services.	2.02%
6432 JP	Takeuchi Manufacturing Co. Ltd. (Japan) Construction machinery manufacturer.	1.95%
ORP FP	Orpea (France) Nursing homes.	1.92%
8874 JP	Joint Corp. (Japan) Residential condominium developer.	1.71%

*	As of September 30, 2006, the Fund had 21.08% invested in the Top 10 equity holdings and there were 105 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

† Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

INTERNATIONAL OPPORTUNITIES FUND (WAIOX) —Management Discussion	SEPTEMBER 30, 2006

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers.

OVERVIEW

The Wasatch International Opportunities Fund gained 23.74% in the past 12 months and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 14.81%.

After achieving strong gains in the first half of the 12-month period, small cap markets around the world generally weakened over the last six months. Concern over a possible global economic slowdown caused many investors to migrate from small cap stocks to larger cap stocks. This was most evident in Japan where, in the last three months, the large cap Nikkei Index was up about 4% and the MSCI Small Cap Japan Index was down over 6%.

In the past 12 months, the Fund benefited from our focus on non-U.S. consumers, particularly those in Europe and Asia. Overall our performance from Japan was strong and our Japanese real estate companies did particularly well as a supportive environment encouraged solid growth. The Fund’s investments in Scandinavian asset managers, stock exchanges and investment banks also did well.

Energy was a favorite news topic throughout the year. Given the speculation in energy during the year, we think it is worth pointing out that the Fund has been invested in energy since its inception. The Fund benefited from an overweight position in energy this year.

In contrast, being underweighted in consumer staples and materials was a disadvantage. Wasatch has not typically invested in the materials space but we like the opportunities we have been able to find for the Fund, particularly in companies with ties to infrastructure development. We believe the industrials sector should be one of the pillars of the Fund and indeed it was this year. The strength of our industrial holdings overcame the handicap of being underweight in the sector.

This past year has seen tremendous growth for the international team at Wasatch as we doubled the number of analysts to six and dedicated an analyst to screening the world for new investment ideas. This expansion allows us to spend even more time visiting with management teams and gaining insight into existing and prospective investments.

DETAILS OF THE YEAR

Our consumer coverage is primarily in Sweden, the U.K. and Asia. We have consciously moved into consumer names that won’t be as affected by a slowing U.S. economy. One such company is Raffles Education, a provider of art and design courses in Singapore that was the Fund’s top contributor. We also favor retail companies like China Hongxing Sports, an athletic wear retailer, and EganaGoldpfeil, a Hong Kong-based designer, manufacturer and distributor of fashion accessories. Egana focuses on brand-conscious buyers of affordable luxury goods in Europe and China, a niche we find appealing from a growth perspective.

A major investment thesis for the Fund is that the financials sector in much of the world is immature relative to the U.S. and primed for growth as industries mature. For example, we believe Scandinavia’s growing financial planning industry will help drive the long-term growth of companies like Acta Holdings, a Norwegian asset manager, and Hagstromer & Qviberg, a Swedish investment bank that has also built out its private banking business.

The Fund continues to be underweight in Japan at about 15% compared to the Index’s weight of nearly 30%, which seems prudent as the Japanese market consolidates after a substantial run up. Of our Japanese holdings, we remain most confident in real estate given our belief that property prices in Japan have bottomed out after a 14-year bear market. As a result, we expect strong long-term growth from holdings like Joint Corp., a residential condominium developer, and Creed Corp., a real estate investment company. Our biggest disappointment in Japan was Kibun Food Chemifa, a producer of soymilk products that struggled as soymilk sales declined relative to other healthy beverages on negative publicity surrounding Isoflavone.

Our long-term thesis for investing in energy is supported by our belief that the trend of oil and natural gas prices more likely will be up rather than down over the next five years as reserves are used up and energy companies must continue fighting an uphill battle to maintain production at current levels. Energy, while prone to volatility, historically has been a profitable sector. To combat its cyclical nature, we focus on finding companies with proven management teams, good asset bases and low operating costs.

We continue to find attractive companies in industrials. The sector’s strong performance was led by MMI Holdings, a Singapore-based manufacturer that has benefited from the proliferation of hard disk drives in consumer applications.

While the Fund’s materials sector produced a positive return, Consolidated Minerals, an Australian mining company that provides raw materials for producing carbon and stainless steel, detracted the most from overall performance. The company was hurt by higher operating costs and lower revenue due to falling manganese prices.

OUTLOOK

Concerns that may affect our holdings include whether the migration to larger cap stocks continues, the time it may take for the energy sector to rebound, Japan’s economic progress under the new prime minister, and the effects of a possible U.S. slowdown on overseas companies.

We feel the Fund is invested in high quality, generally undiscovered, growth companies. We are confident in the long-term outlook for our largest positions and feel that the portfolio overall is reasonably valued.

In the year and a half since the Fund’s inception, we have learned much. We have also built a stronger international team that is covering the globe in search of outstanding investments.

We appreciate your investment in the International Opportunities Fund.

INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
Wasatch International Opportunities Fund	23.74%	N/A	19.86%
MSCI World Ex-U.S.A. Small Cap Index	14.81%	N/A	18.16%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	3.81%
8697 JP	Osaka Securities Exchange Co. (Japan) Securities exchange.	2.87%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.75%
RAYB SS	RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.47%
072870 KS	MegaStudy Co. Ltd. (Korea) Online education provider.	2.44%

Ticker	Company	% of Fund
589 HK	Ports Design Ltd. (Hong Kong) Fashion retailer.	2.35%
RLS SP	Raffles Education Corp. Ltd. (Singapore) For-profit education.	2.24%
MMI SP	MMI Holdings Ltd. (Singapore) Electro-mechanical components and equipment.	2.20%
EZRA SP	Ezra Holdings Ltd. (Singapore) Marine services support.	2.07%
6432 JP	Takeuchi Manufacturing Co. Ltd. (Japan) Construction machinery manufacturer.	2.04%

*	As of September 30, 2006, the Fund had 25.24% invested in the Top 10 equity holdings and there were 127 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†	Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2006

Robert Gardiner, CFA Portfolio Manager	Daniel Chace, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund gained 8.51% in the 12 months ended September 30, while the Russell 2000 Index (the “Index”) rose 9.92% and the Russell Microcap Index rose 7.02%.

The Fund’s solid increase was driven by gains in the heavily weighted consumer discretionary and technology sectors. A number of positive factors, including strong results from our international investments, combined with several negative factors, such as our emphasis on growth-oriented companies, resulted in performance that was broadly in line with that of the Index.

Rather than trying to make top-down predictions about the stock market and economy, we remain focused on researching companies and investing in those we believe offer the best combination of quality, earnings growth and value. We feel comfortable with the fundamentals and valuations of our companies, and we believe the Fund may produce strong results over time.

DETAILS OF THE YEAR

Wasatch has found many interesting micro cap companies outside the United States, and approximately 25% of the Fund’s total market value was invested in non-U.S. companies* this period. Our international holdings outperformed our domestic holdings and positively impacted results versus the Index. Raffles Education (Singapore), a provider of training and design education courses, and China Hongxing Sports (China), a sports apparel retailer, helped drive the gain in our consumer discretionary sector. Raffles Education continued to benefit from the rising affluence throughout emerging Asian countries that is fueling demand for post-secondary education. China Hongxing Sports also experienced robust demand and is a good example of our efforts to capitalize on “inexpensive growth” overseas. We have invested in China Hongxing Sports and other non-U.S. consumer companies at low price-to-earnings (P/E) multiples, and their strong operating performance is causing those multiples to expand. Through bottom-up fundamental research, we continue to look for more of these types of opportunities for the Fund.

Many of our U.S. technology companies performed well, including Opnet Technologies, a provider of network management software, and PLX Technology, a maker of interconnect semiconductor devices. Opnet Technologies’ stock advanced on double-digit growth in license revenue and the favorable settlement of patent litigation. Shares of PLX Technology rose amid signs that the company was an early leader in the rapidly growing market for PCI Express, the new standard for computer input/output (I/O) system technology.

Several technology-related investments in the producer durables sector also posted strong gains. For example, Intevac,

a manufacturer of equipment used to produce hard disk drives, saw healthy order bookings as escalating demand for digital data storage has created a shortage of media production capacity. Our minimal exposure to homebuilding companies was another plus in the producer durables sector, since these stocks were hurt by weakness in the housing market.

In managing the Fund, we focus on investing in companies that we believe are capable of sustaining attractive earnings growth rates due to their differentiated business models and proprietary products, among other factors. Because we find many of these companies in the consumer discretionary, health care and technology sectors, this is where the Fund’s holdings are concentrated. The heavy weighting in these growth-oriented sectors was a headwind this period, as stocks in cyclical, commodity-oriented sectors turned in some of the best results. For example, the materials and processing sector, which the Fund was underweight, was the best-performing sector in the Index on rising commodity prices. Health care, which the Fund was overweight, was among the worst, partly due to concerns about how government reimbursement polices will affect companies’ revenues. Over longer periods of time, however, our emphasis on growth investing has more than compensated for our relatively low exposure to cyclical, commodity-oriented sectors.

Stock selection in the financial services sector also weighed down results versus the Index. Much of the underperformance came from our position in United PanAm Financial, a subprime auto lender. The company provided a disappointing earnings outlook for 2006 and 2007, citing higher funding costs and modest deterioration in the credit quality of its loan portfolio. Despite recent weakness, we remain positive on United PanAm’s long-term prospects given its unique, service-oriented business model that supports premium pricing and in-depth credit evaluation.

The Fund’s cash balance varied considerably throughout the year, reflecting the close attention we pay to valuations. After the big run-up in small cap stocks in early 2006, our cash position was high because we had trimmed and sold holdings that seemed richly valued. When prices of small cap stocks declined in the spring, we were able to redeploy excess cash at more attractive P/E multiples. At September 30, cash represented 1.8% of the Fund’s total market value.

OUTLOOK

Overall, the earnings growth of our portfolio companies has been strong over the past year, and we expect continued strength in the months ahead. We believe we have invested in a good selection of companies that reflect a favorable combination of quality, earnings growth and value. This gives us confidence that the Fund has the potential to deliver strong long-term performance, regardless of what is happening in the broader investment environment.

Thank you for the opportunity to manage your assets.

*	These holdings included American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges), companies incorporated in other countries but whose shares trade on U.S. stock exchanges, and non-U.S. companies whose shares trade on non-U.S. exchanges.

MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Micro Cap Fund	8.51%	17.45%	22.71%
Russell 2000 Index	9.92%	13.78%	9.06%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
BGFV	Big 5 Sporting Goods Corp. Sporting goods retailer.	2.69%
OIIM	O2Micro International Ltd. (Cayman Islands) Semiconductors.	2.02%
AMSG	AmSurg Corp. Ambulatory surgery centers.	1.99%
RLS SP	Raffles Education Corp. Ltd. (Singapore) For-profit education.	1.94%
KEYS	Keystone Automotive Industries, Inc. Auto collision replacement parts.	1.81%

Ticker	Company	% of Fund
PLXT	PLX Technology, Inc. Semiconductors.	1.81%
POWI	Power Integrations, Inc. Semiconductors.	1.78%
LMA SP	LMA International N.V. (Singapore) Devices for airway support during surgery.	1.74%
PRSC	Providence Service Corp. (The) Management of U.S. government-sponsored social services.	1.74%
GTRC	Guitar Center, Inc. Music stores.	1.57%

*	As of September 30, 2006, the Fund had 19.09% invested in the Top 10 equity holdings and there were 138 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2006

John Malooly, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Value Fund gained 18.89% for the 12 months ended September 30, 2006 and outperformed the Russell 2000 Index, which gained 9.92%. We were pleased to have outperformed the Index where it mattered most, in the heavily weighted financial services, technology and consumer discretionary sectors. We gave up a small amount of ground in two of the Index’s lower weight sectors — consumer staples and utilities. Increasing our exposure to non-U.S. consumers proved to be a good move and helped drive the strong gain in the consumer discretionary sector. Some energy and mining stocks added to the Fund’s return, while lower quality technology and health care names cost us.

Undiscovered gems (names trading a sizeable discount to their growth rates) were the real winners over the past year and powered the bulk of the Fund’s return. We believe the great thing about undiscovered gems in the micro cap space is that they have the potential to deliver strong returns. The trick is to turn over enough stones to find them.

Given the rise of domestic small cap markets, the tailwind of low valuations has disappeared. Going forward, we expect to rely more heavily on our stock picking ability to generate returns.

DETAILS OF THE YEAR

Interest rate increases enacted by the Federal Reserve over a two year period helped to slow the U.S. economy so our best call was to lower our exposure to companies that sell to U.S. consumers in favor of investing in emerging market consumer names. Our top-contributing stock was China Hongxing Sports Ltd., an athletic wear retailer in China. If the emerging Chinese economy follows anything like the U.S. consumer growth curve of the past 30 years, then investing in brands is a good bet. From Wasatch travels to China, we think the Asian consumer is actually more focused on buying brands that denote prestige. The companies we invest in focus on brand name shoes, apparel and jewelry. Examples include Ports Design, Moiselle International Holdings and EganaGoldpfeil.

Another source of positive returns was natural resources. Specifically, some energy and mining stocks enjoyed a period of good returns due to record high commodity prices driven by insatiable demand from Asia and limited new supply.

We were attracted to commercial construction companies in the producer durables sector because, unlike many homebuilders, they are seeing robust demand. These names were Perini, a contractor building the $7 billion MGM

Grand in Las Vegas; IVRCL Infrastructure & Projects, a commercial builder operating in India; and Sterling Construction, a Texas based highway and municipal contractor.

Some of our lower quality technology and health care stocks gapped down on unpleasant news. While the long-term prospects of these names in many cases may still be positive, thin balance sheets or current operating losses magnified setbacks and pushed their stock prices down. Further, liquidity flows and investor risk tolerance levels have substantial impact on micro cap stocks, so although these areas have some compelling companies, we plan to act more cautiously and limit our overall exposure to riskier stocks.

It has been over three years since the Fund’s inception, so it’s worthwhile to look at where we have made money and where we have fallen short.

The majority of the Fund’s returns have come from undiscovered gems. Since all of you were investors on day one, you’ll remember us talking about names like Bijou Brigitte, Wilshire Bancorp, Home Capital Group, and EuroZinc Mining. These companies were our top four contributors for the three-year period and all started as undiscovered gems. To fit this classification, the stock must be of low or reasonable current valuation, growing top and bottom line, and have no or minimal analyst coverage. We believe that if the company can deliver earnings growth, other investors will be attracted to the stock, allowing us to capture both earnings growth and P/E expansion. In addition, lower valuations provide downside protection if growth is not as we projected.

In contrast to our positive results, most of our misses were due to companies whose growth had slipped as marginal balance sheets came into play negatively affecting their stock prices. While a company can do well with a thin balance sheet, such a condition decreases the margin for error. We’ve learned our lesson and will be more selective on these stocks going forward.

OUTLOOK

In prior years, the Fund’s double-digit annual returns were achieved in part due to a tailwind of low valuations. With the rise of domestic small cap markets, that’s gone now. Going forward, we still expect that the Fund has the potential to do well versus the Index. But, we think that investors should temper their expectations. Without the valuation tailwind we enjoyed in the past, we’ll need to rely more heavily on good stock picking to generate returns. At Wasatch, that means doing what we’ve always done — find companies through an intensive process of bottom-up, fundamental research.

Overall, we’re pleased with the performance we’ve delivered over the past year and since the Fund’s inception. We continue to work hard at monitoring the companies we hold and we are confident we can continue to find attractive micro cap investment ideas.

Thank you for investing in the Wasatch Micro Cap Value Fund.

MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Wasatch Micro Cap Value Fund	18.89%	N/A	21.00%
Russell 2000 Index	9.92%	N/A	15.66%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
PLXT	PLX Technology, Inc. Semiconductors.	1.91%
CSA CN	Commercial Solutions, Inc. (Canada) Industrial supplies distributor.	1.58%
NPTH	Enpath Medical, Inc. Advanced vascular delivery products.	1.46%
CHHS SP	China Hongxing Sports Ltd. (China) Athletic wear retailer.	1.39%
BECN	Beacon Roofing Supply, Inc. Roofing supplies distributor.	1.38%

Ticker	Company	% of Fund
VNUS	VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	1.29%
CWBS	Commonwealth Bankshares, Inc. Financial services for businesses.	1.28%
ACTA NO	Acta Holdings ASA (Norway) Financial advisory services.	1.27%
LHCG	LHC Group, Inc. Health care services to Medicare recipients.	1.24%
DLLR	Dollar Financial Corp. Payday lender.	1.20%

*	As of September 30, 2006, the Fund had 14.00% invested in the Top 10 equity holdings and there were 151 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2006

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 1.40% in the 12 months ended September 30. During the same time, the Russell 2000 Index (the “Index”) advanced 9.92% and the Russell 2000 Growth Index rose 5.88%.

This year’s disappointing results were driven by two factors. First, our stock selection was weak in areas of the market where we have traditionally done well. Second, our minimal exposure to companies in cyclical and commodity-oriented sectors was a headwind, since stocks in these sectors generated some of the market’s highest returns.

While results fell short of expectations, the solid business fundamentals and reasonable valuations of our portfolio companies give us confidence that the Fund has the potential to produce strong returns over time.

DETAILS OF THE YEAR

In a year when we trailed the Index by as much as we did, we would have expected to see a handful of individual stocks that subtracted 1% or more from performance. This was not the case, however, as we observed smaller magnitudes of underperformance across the Fund. Meritage Homes was the largest detractor from return, yet cost the portfolio only about 0.9% of performance. In general, our homebuilding investments were weak due to the slowdown in the housing market.

Some of the Fund’s other large detractors were in the retail, electronic technology and health services industries, areas where our stock selection has historically been good. The apparent end to the housing cycle impacted the stock price of Tuesday Morning, a retailer of household merchandise. O2Micro International, a semiconductor company, saw its stock decline on several concerns, including large legal fees paid to defend the company’s intellectual property. Shares of Guitar Center, a chain of music stores, and AmSurg, an operator of ambulatory surgery centers, were down more than 15%. These two companies are industry leaders with very good management teams.

In fact, many of our investments in companies with strong fundamentals and earnings growth produced lackluster results, which is consistent with the smaller magnitudes of underperformance we observed across the Fund. We attribute this disconnect between earnings growth and stock price appreciation to investors’ preferences for lower quality stocks this period. Because the economy was doing well throughout most of the year, investors didn’t seem overly concerned about the quality of their holdings. In contrast, we remain committed to investing in what we believe are high quality companies in all market environments.

Like the economy, commodity prices were strong throughout much of the period. Against this backdrop, stocks in the producer durables and materials and processing sectors registered double-digit gains. This was a headwind for the

Fund since we tend to invest in companies whose prospects do not rely so heavily on macroeconomic forces. That being said, we continue to look for stocks in these sectors with differentiated businesses that meet our criteria for growth and quality.

It is important to note that, as concerns of an economic slowdown emerged and commodity prices fell during the third quarter of 2006, higher-quality stocks outperformed lower-quality stocks and growth-oriented sectors outperformed cyclical, commodity-oriented sectors. In this environment, the Fund outperformed the Index.

Our stock selection in the financial services sector was a bright spot this period. Holdings in diverse financial sub-sectors posted significant gains, including FactSet Research Systems, a provider of database services to the investment community; HDFC Bank, an Indian bank; and Brown & Brown, an insurance brokerage firm.

Top-performing stocks in other sectors included Icon plc, a contract research organization with accelerating revenue growth, and Cognizant Technology Solutions, a provider of information technology (IT) services that is benefiting from the ongoing trend among corporations to outsource IT functions.

Trading activity was higher than average this year, as the market presented us with many opportunities to upgrade the quality of the portfolio. We were able to add to positions in what we consider to be some of our highest-quality names at attractive prices. Because of this, we have fewer stocks in the portfolio and a heavier weight in our highest-quality companies. We believe this strategy may pay off over the long run, once the market begins to refocus on quality stocks.

OUTLOOK

Valuations in the Fund appear reasonable, and we remain comfortable with the fundamentals of our portfolio companies. If the economy and commodity prices continue to weaken, the low-teens earnings growth we expect from our holdings should look very attractive compared to the growth rates of lower-quality and more cyclical companies, many of which are dependent on commodity pricing. We have been anticipating this potential scenario for some time now and are encouraged by the Fund’s recent performance amid signs that the commodity cycle may be coming to an end.

Another possible shift taking place in the market is a change in capitalization leadership, following a protracted period of small cap outperformance. Regardless of which size segment leads in the months ahead, we are confident that we will continue to find interesting small cap companies in which to invest. Furthermore, our holdings tend to be on the larger cap end of the small cap spectrum, which could help the Fund if large caps outperform. We also believe that small caps are the most attractive long-run sector of the market and should be an integral part of any long-term investment plan.

Thank you for the opportunity to manage your assets, and we appreciate the confidence you have shown in us during this recent market cycle.

SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Small Cap Growth Fund	1.40%	10.79%	13.53%
Russell 2000 Index	9.92%	13.78%	9.06%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	5.42%
CPRT	Copart, Inc. Vehicle salvage services.	3.80%
KNX	Knight Transportation, Inc. Long haul trucking and logistic services.	3.66%
GTRC	Guitar Center, Inc. Music stores.	3.38%
FDS	FactSet Research Systems, Inc. Financial and economic information for investment managers.	3.22%

Ticker	Company	% of Fund
TECH	Techne Corp. Complex, disposable research kits for biotech.	2.84%
HDB	HDFC Bank Ltd. ADR Consumer bank.	2.50%
USPI	United Surgical Partners International, Inc. Ambulatory surgery centers.	2.33%
POWI	Power Integrations, Inc. Semiconductors.	2.31%
AMSG	AmSurg Corp. Ambulatory surgery centers.	2.18%

*	As of September 30, 2006, the Fund had 31.64% invested in the Top 10 equity holdings and there were 110 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2006

Jim Larkins, MBA Portfolio Manager	John Mazanec, MBA Portfolio Manager	OVERVIEW The Wasatch Small Cap Value Fund gained 7.88% in the year ended September 30, 2006, underper-forming the Russell 2000 Value Index, which returned 14.01%. Although the

Fund’s return was positive, it was a disappointing year, as we trailed the benchmark by a substantial margin.

The Fund’s relative underperformance occurred primarily in four sectors — producer durables, energy, financial services, and materials and processing. Strength in the technology, autos and transportation, and consumer discretionary sectors partially offset the areas of weakness.

DETAILS OF THE YEAR

The dominant story this year was the poor performance of our homebuilders’ stocks within the producer durables sector. The sub-par showing of these stocks was generally caused by the national housing slowdown. While we anticipated this, it has been more dramatic than we predicted. We did reduce our exposure to these stocks during the year, but in hindsight, not quickly enough to offset short-term underperformance. Over the long-term, we have realized significant positive returns by investing in these companies.

In the energy sector, our focus on natural gas rather than oil companies hurt performance, as the price of natural gas fell substantially. We don’t think it will take much — possibly a cold spell in the winter or a heat wave next summer — for the natural gas market to recover. One particularly disappointing stock was Toreador Resources, an international oil and gas producer. Toreador reported some disappointing exploration activity, but it currently trades at an attractive valuation and we are optimistic about its long-term prospects.

The financial services sector was an area of weak returns versus the Index, but it contributed significantly to the Fund’s return. United PanAm Financial, a subprime auto lender, was the primary detractor. The increase in short-term interest rates caused the company’s profit margin to compress, but we believe that United PanAm’s finance costs will stabilize as the yield curve normalizes. Despite this head-wind, the company has grown its loan portfolio, and hence its potential earnings power, by 15% or more during the year and recently announced a significant stock buyback program, which will increase shareholder value.

On the positive side, we saw good performance from Dollar Financial and NorthStar Realty Finance. Dollar is a payday lender benefiting from diversification across the U.S., U.K. and Canada. NorthStar is a commercial mortgage finance company that was rewarded by the market as its assets and dividends have grown.

Our materials and processing stocks averaged over a 16% return for the year, but the sector performed even better for the Index and our underweight position hurt significantly. We have found it difficult to identify companies in this sector whose performance is not tied directly to the price of an underlying commodity, but we continue to look for additional investment opportunities.

We achieved strong results in the technology and autos and transportation sectors. In technology, we like the prospects for TTM Technologies, which manufactures printed circuit boards and has a strong balance sheet. The stock did extremely well this year, rising from significantly undervalued to appropriately valued. Semiconductor companies Supertex and Nu Horizons Electronics were also strong contributors, while Micrel was our biggest detractor in the sector. Micrel has focused on attracting high margin business, which has hurt the stock price in the short-term, but we believe this approach will drive stronger earnings growth over time.

In autos and transportation, we have a large stake in Keystone Automotive Industries, a distributor of auto collision replacement parts. The stock performed well overall and was the single largest contributor to performance for the year. We also own a number of trucking companies, most of which did well as the industry has benefited from limited supply and solid demand. Quality Distribution was our best performing trucker, as the management team has done a good job improving profitability and cash flow.

The Fund’s consumer discretionary companies also posted strong performance. Many of our consumer stocks are “fallen angels,” companies that have hit a temporary bump in the road, but have the potential to emerge stronger than before. Monro Muffler Brake, an operator of over 700 auto repair shops, posted strong stock performance despite weakness in consumer spending. Hotel and resort owner/operator Orient Express Hotels also contributed significantly to performance. Both Monro and Orient Express were “fallen angels” that are now performing well and continue to exhibit many of the attributes we look for: strong brand value, solid management teams, and significant value within their businesses that we believe is not always fully accounted for in the stock price.

OUTLOOK

We see interesting opportunities in today’s market, as many investors are focused on near-term business momentum and are ignoring attractive valuation, company stock buyback activity, and earnings potential. About one-quarter of the companies in the Fund are buying back stock, which we think is a healthy sign. We feel this is an opportune time to invest in well-managed companies that have strong balance sheets and that can achieve good economic returns.

We are as committed as ever to identifying companies whose stocks, in our opinion, are temporarily undervalued but have significant potential for appreciation. We remain confident in the Fund’s potential to produce the results we expect over time, and we appreciate your investment.

SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/17/97
Wasatch Small Cap Value Fund	7.88%	14.25%	17.69%
Russell 2000 Value Index	14.01%	16.96%	10.85%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
KEYS	Keystone Automotive Industries, Inc. Auto collision replacement parts.	2.99%
HBG	Hub International Ltd. Insurance broker.	2.59%
RWT	Redwood Trust, Inc. Jumbo ARM mortgage REIT.	2.47%
BECN	Beacon Roofing Supply, Inc. Roofing supplies distributor.	2.40%
NRF	NorthStar Realty Finance Corp. Real estate finance company.	2.09%

Ticker	Company	% of Fund
MNRO	Monro Muffler Brake, Inc. Automobile repair services.	2.06%
DLLR	Dollar Financial Corp. Payday lender.	1.99%
GISX	Global Imaging Systems, Inc. Office imaging equipment sales and service.	1.91%
VTNC	Vitran Corp., Inc. Trucking company.	1.89%
FNF	Fidelity National Financial, Inc. Title insurance.	1.85%

*	As of September 30, 2006, the Fund had 22.24% invested in the Top 10 equity holdings and there were 102 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†Inception: December 17, 1997. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2006

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

OVERVIEW

Since inception on February 1 of this year, the Wasatch Strategic Income Fund returned 7.58%, topping the 3.05% from the Lehman Brothers Aggregate Bond Index and the 5.73% delivered by the S&P 500® Index.

With eight months now in the books, overall we’re happy with the performance of the Fund. That said, we believe the Fund’s report card should ultimately be judged over a period of years and not just a handful of months.

The primary purpose for commencing the Strategic Income Fund was to fill a void for investors. Over the long-term, we seek to deliver total returns that fall somewhere between stocks and bonds, with an annual dividend yield roughly in the 4% to 6% range. Given this focus, it would be surprising—maybe even concerning—if the Fund were to repeatedly achieve total returns significantly above both stocks and bonds. If that were to happen, we’d probably be taking on too much risk. On the other hand, we’d also hope to significantly limit our downside exposure, by cushioning falling markets with the dividend income component.

For both strategic and opportunistic reasons, about a third of the Fund is currently made up of mortgage REITs. We like REITs because they are required to pay out at least 90% of their income to shareholders. Most of the REITs we own are unique in that they don’t actually own property, but rather they own interests in portfolios of commercial and residential mortgages. These companies aren’t directly affected by a slowdown in real estate. Instead, their exposure is to the foreclosure rate—which has remained below 1% this year.

We ended this period feeling good about the Fund’s performance since inception. We believe the Fund is well positioned for the future, but also expect the composition of the portfolio will likely evolve toward more Blue Chip, Dividend Growth, and International stocks.

DETAILS SINCE INCEPTION

In constructing the Fund, we’ve broken our investments into three primary categories: Blue Chip, Dividend Growth and Value.

We define Blue Chips as cream of the crop companies. They include the likes of Pfizer and Citigroup, that have paid a good dividend and at the core are solid, high quality companies that we have been able to buy at attractive prices.

Pool is a good example of a recent Blue Chip purchase by the Fund. It is a stock widely owned among other Wasatch Funds. Pool is the leading wholesale distributor of swimming pool equipment and supplies. Over time, its operating margins have widened as it dictates the terms of business in an industry with relatively small manufacturers and retailers.

We purchased the stock after the market drove the price down in sympathy to the weakening housing market. Interestingly, only 3% to 6% of Pool’s business involves building pools for new homes, while 70% of revenues stem from maintenance and repairs—a residual and somewhat recession-proof business. Pool has what we consider an extremely sturdy business model—its financial performance, including cash flow, is solid and it has been increasing its dividend payout.

The Dividend Growth section of the Fund consists of stocks that pay a dividend, but likely not as high as Blue Chips because they are still growing at a faster rate. We find these companies interesting because we believe we can capture capital appreciation through the company’s growth, while becoming recipients of higher dividend payouts over time.

Value is our final category. Most of our mortgage REIT holdings fall into this category. These REITs represent an opportunity for the Fund to buy companies with high dividend yields that we believe the market is undervaluing.

MortgageIT, a mortgage loan originator, was one of the Fund’s leading performers. It’s a good illustration of a REIT success story. We made an investment in what we believed to be a solid business at a value price. Then, we were nicely rewarded when another party recognized the value and agreed to acquire MortgageIT at roughly a 20% premium.

From a sector standpoint, with nearly 60% of the Fund’s holdings assigned to the financial services sector — including a broad array of mortgage REITs—it should come as no surprise that this grouping drove performance. It is worthwhile to note, however, that the Fund’s financial services holdings are well spread across Blue Chip, Dividend Growth and Value. In fact, we currently hold more Blue Chip financial companies than Value financial companies. This is a dividend play, but also a play on applied technology—we are finding financial companies that are using technology to truly accelerate their business models.

Of course it wasn’t all roses. A couple of companies that hurt our performance this period were Computer Programs & Systems, an information technology outsourcer that develops and supports computerized technology in hospitals, and M.D.C. Holdings, a homebuilder that fell victim to the slowing new house construction environment.

OUTLOOK

We envision that as the Fund matures, we will see some shifting from Value names to more Blue Chip companies and names owned by other Wasatch Funds. Ideally, we expect the underlying quality of our Value names to be recognized by the market, which, by definition, will cause them to cease being categorized as such. International holdings, where companies typically pay out more of their earnings as dividends, make up 21% of the portfolio, and we anticipate further increasing our exposure outside of the U.S. over time.

Overall, we feel good about our first eight months and think the Fund is well positioned for a market that many pundits are predicting will produce high single digit returns over the coming years. If we are able to deliver dividend income and competitive total returns while minimizing exposure on the downside, we will feel like we’ve done our job.

Thank you for the opportunity to manage your assets.

STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06*
Wasatch Strategic Income Fund	N/A	N/A	7.58%
Lehman Brothers Aggregate Bond Index	N/A	N/A	3.05%
S&P 500® Index	N/A	N/A	5.73%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Returns less than one year are not annualized.

TOP 10 EQUITY HOLDINGS**

Ticker	Company	% of Fund
RWT	Redwood Trust, Inc. Jumbo ARM mortgage REIT.	3.13%
COF	Capital One Financial Corp. Credit cards and financial services.	2.57%
CFC	Countrywide Financial Corp. Real estate mortgage lender.	2.56%
ARCC	Ares Capital Corp. Investment manager.	2.49%
AHR	Anthracite Capital, Inc. Mortgage lender.	2.40%

Ticker	Company	% of Fund
CSE	CapitalSource, Inc. Financial services to businesses.	2.20%
FAF	First American Corp. Title insurance and real estate services.	2.03%
ABR	Arbor Realty Trust, Inc. Multi-family and commercial property REIT.	2.00%
NRF	NorthStar Realty Finance Corp. Real estate finance company.	1.98%
KFN	KKR Financial Corp. Mortgage REIT.	1.96%

**	As of September 30, 2006, the Fund had 23.32% invested in the Top 10 equity holdings and there were 89 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor

SECTOR BREAKDOWN†

†	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

††	Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these indexes.

ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2006

Ajay Krishnan, CFA Portfolio Manager	Neal Dihora, CFA Portfolio Manager	Karey Barker, CFA Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund lost 0.48% in the 12 months ended September 30. During the same time period, the Russell 2000 Growth Index (the “Index”) gained 5.88% and the Russell 2500 Growth Index advanced 6.53%.

The Fund’s disappointing performance was largely attributable to two factors. First, our stock selection was below average in the technology and health care sectors, sectors in which we have historically been successful at identifying top performers. Second, our traditionally minimal exposure to cyclical, commodity-oriented sectors was a headwind.

While results fell short of expectations this period, the fundamentals of our companies, combined with reasonable valuations, give us confidence that the Fund has the potential to generate strong returns over time. We are also encouraged by recent weakness in some of the cyclical, commodity-oriented sectors that we are traditionally underweight and that were “hot” throughout much of the year.

DETAILS OF THE YEAR

In managing the Fund, we focus on investing in companies that we believe are capable of sustaining high earnings growth rates due to their talented management teams, strong competitive positions, innovative products and services and high-quality financial structures. We have found many of these companies in technology- and health care-related businesses, which make up the bulk of the Fund’s holdings. The performance of our technology and health care stocks has historically more than compensated for our lack of exposure to other sectors of the market. Unfortunately, this was not the case during the past 12 months.

Our stock selection in the technology and health care sectors detracted from results versus the Index. Underperformance was concentrated in a handful of names that experienced large price declines but which we still have confidence in over the long term. For example, shares of O2Micro International, a semiconductor supplier, were down sharply on concerns including continuing expenses associated with the company’s intellectual property litigation and that a new product would hurt gross margins. Despite recent weakness, we remain positive on O2Micro’s long-run prospects. We believe the company has the right product portfolio in place to drive substantial earnings growth, particularly in the LCD-TV market where we expect demand to be strong.

United Surgical Partners International, an operator of ambulatory surgery centers and surgical hospitals, significantly underperformed. The company’s stock price dropped after it reported disappointing revenues related to the mix of procedures conducted at its specialty hospitals. However, the sell-off in its shares did not change our favorable long-term view of United Surgical Partners. We think the company’s unique approach to partnering with doctors and hospitals gives it a major competitive advantage in the rapidly growing ambulatory surgery market.

The Fund’s sector allocations, a byproduct of our bottom-up, fundamental analysis on individual companies, also negatively impacted performance. Throughout much of the period, the U.S. economy was healthy and the price of oil and other commodities was rising due to robust global demand. In this environment, several of the cyclical, commodity-oriented sectors we are typically underweight posted some of the best returns, including autos and transportation, materials and processing, and producer durables. While we continue to research companies in these areas, we have found very few that meet our investment criteria and will not deviate from our criteria simply to gain exposure.

On a positive note, many of the Fund’s holdings delivered substantial gains, such as Cognizant Technology Solutions, a provider of information technology (IT) services and one of our largest positions. The Fund has owned shares of the company since 1999, the year following its initial public offering, and its long-term price appreciation has been exceptional. After all of these years and despite a few bumps along the way we believe our original investment thesis remains intact and that Cognizant will continue to benefit from the ongoing trend among corporations to outsource IT application development and maintenance.

Two other positions that performed well were Intuitive Surgical and ArthroCare, which make products that help doctors perform minimally invasive surgeries. Both companies are experiencing strong demand, as minimally invasive procedures reduce the trauma, cost and duration of medical treatment. We own several of these types of stocks and are researching additional investment opportunities in this important, high-growth segment of the health care market.

OUTLOOK

Overall, the earnings growth of our portfolio companies has been exceeding our expectation of 20%, confirmation of the fundamental business strength of our holdings. With what we believe to be reasonable valuations for our portfolio companies, we feel good about the Fund’s composition and long-term return prospects.

We continue to adhere to our investment disciplines in all market environments. We were rewarded for doing so in the last three months of the period when several of the cyclical, commodity-oriented sectors that have been “hot” and that we were underweight produced lackluster results. If prices of oil and other commodities have peaked after a relentless multi-year climb, and global growth moderates, our minimal exposure to these sectors should be a tailwind for the Fund.

Thank you for the opportunity to manage your assets.

ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Ultra Growth Fund	-0.48%	9.84%	10.74%
Russell 2000 Growth Index	5.88%	10.15%	4.03%
Russell 2500 Growth Index	6.53%	10.92%	6.36%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Ticker	Company	% of Fund
USPI	United Surgical Partners International, Inc. Ambulatory surgery centers.	3.98%
SLAB	Silicon Laboratories, Inc. Analog and mixed signal integrated circuits.	3.30%
ARTC	ArthroCare Corp. Disposable devices for minimally invasive surgery.	3.07%
KNX	Knight Transportation, Inc. Long haul trucking and logistics services.	2.94%
HWAY	Healthways, Inc. Disease management services.	2.90%

Ticker	Company	% of Fund
ORLY	O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	2.88%
PDX	Pediatrix Medical Group, Inc. National network of neonatalogists.	2.69%
SRX	SRA International, Inc., Class A Information technology services for government agencies.	2.63%
CTSH	Cognizant Technology Solutions Corp., Class A Professional technology services.	2.52%
XPRT	LECG Corp. Economic and financial consulting.	2.48%

*	As of September 30, 2006, the Fund had 29.39% invested in the Top 10 equity holdings and there were 93 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2006

Van R. Hoisington Portfolio Manager

OVERVIEW

The Fund returned 1.21% in the 12 months ended September 30, versus 3.67% for the Lehman Brother’s Aggregate Bond Index. In the prior fiscal year, the Fund exceeded the rise in the Lehman by 8.6%. For the last three, five and 10 years the Fund’s average annual returns were 6.21%, 7.15% and 8.22%, respectively, and outperformed the Lehman Aggregate’s average annual returns over the same time periods by 2.83%, 2.34% and 1.80%, respectively.

Investment decisions for the Fund are based on the Sub-Advisor’s assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of long-term U.S. Treasury bonds (maturities longer than 20 years) relative to inflation. Given the Fund’s multi-year investment horizon and that it invests exclusively in U.S. Treasury securities, we would expect the Fund’s performance relative to the Index to be volatile, particularly in periods as short as one year. For the 12 months ended September 30, the Fund’s performance was affected by rising yields in long-term U.S. Treasury bonds, which yielded 4.76%, or slightly above the year earlier level of 4.57%. As a result, the market value of the Fund’s portfolio fell and resulted in a return that was less than that of the Index.

DETAILS OF THE YEAR

The main source of upward pressure on long-term rates in the 2006 fiscal year was an increase in the Federal funds rate from 3.75% to 5.25%, which was part of an upward cycle in the Federal funds from a low of 1% in the spring of 2004.

Over this two year tightening cycle the yield curve gradually flattened, and then in late June of this year the curve inverted, with short term yields rising above long term ones. On June 30, 2004, the entire yield curve was upward sloping, with the two, five, 10 and 30 year Treasury yields at 2.70%, 3.81%, 4.62% and 5.29%, respectively, compared with a Fed funds rate of 1.25%. On the last day of September 2006, those same yields were 4.71%, 4.59%, 4.64% and 4.76%, respectively. As such, all yields were below the Fed funds rate of 5.25%.

Over the past fiscal year, economic activity slowed, as all major measures of housing activity declined noticeably and vehicle sales fell below the year earlier level. The more subdued pace was clearly evident in the labor markets. The inflation rate, reflecting a dramatic surge in oil prices, moved slightly higher. The Core Personal Consumption Expenditures (PCE) Deflator* rose 2.5% in the latest 12 months, compared with 2.1% for the 12 months ended September 2005. However, wage increases remained modest, productivity continued to rise rapidly for non-financial firms, and monetary growth was slow, suggesting that the up-tick in inflation in fiscal 2006 was transitory. By the end of the fiscal year, a broad gauge of commodity prices was 8.2% lower than a year earlier.

OUTLOOK

The yield curve inversion, while unusual, is not unprecedented. Similar inversions occurred prior to six post WWII recessions. In the inversions prior to the 1990 and 2000 recessions, the curve became more inverted until the Federal Reserve lowered the Fed funds target rate. A similar outcome should prevail in this business cycle, with the inversion process only halting when the Fed begins to reduce rates.

Historically, inverted yield curves have preceded either lower inflation and/or weaker economic growth. When faltering, economic activity can either slow (and remain positive) or contract. In either case, inflation, the key fundamental determinant of long bond yields, will moderate. Accordingly, cyclical financial history points to disinflationary/sub-par growth rates over the next several quarters and a continuing bond market rally.

Whether a recession or merely a slowdown ensues will be determined by intervening events between now and the spring of next year. Currently, oil prices and other inflationary forces are moderating sharply, and this will help to support economic growth. But even the beneficial impact of lower oil prices could easily be negated by a severe drop in housing prices or by some economic shock. Among the unknowns is how the financial intermediaries will react to more restrictive mortgage lending standards that went into effect at the end of September or the ruling of the Financial Accounting Standards Board (FASB) that corporations must now disclose their unfunded pension liabilities.

In summary, sub-par economic growth is likely over the next year in response to the lagged effects of two years of tightening actions by the Federal Reserve and a reversal in the housing bubble. A highly over-leveraged consumer balance sheet will become even more unwieldy by the decline in house values and will restrain consumer spending.

From a bond manager’s perspective, the question of whether the economy experiences an extended slowdown or a recession is not of paramount importance. Either circumstance will produce lower inflation. The core inflation rate should peak soon and then move lower in 2007. With long bond yields heavily influenced by the multi-year trend in inflation, the Treasury bonds held by the Fund appear poised to generate positive returns in the year ahead.

Thank you for investing in the Wasatch-Hoisington U.S. Treasury Fund.

*	Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indexes.

U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2006

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch-Hoisington U.S. Treasury Fund	1.21%	7.15%	8.22%
Lehman Bros. Aggregate Bond Index	3.67%	4.81%	6.42%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	32.98%
U.S. Treasury Bond, 5.25%	2/15/29	17.04%
U.S. Treasury Strip, principal only	8/15/25	15.58%
U.S. Treasury Bond, 5.25%	11/15/28	7.43%
U.S. Treasury Bond, 5.50%	8/15/28	5.74%

Holding	Maturity Date	% of Fund
U.S. Treasury Bond, 6.125%	11/15/27	3.88%
U.S. Treasury Strip, principal only	11/15/21	3.80%
U.S. Treasury Bond, 6.75%	8/15/26	3.42%
U.S. Treasury Bond, 7.50%	11/15/24	3.17%
U.S. Treasury Bond, 6.875%	8/15/25	2.90%

*	As of September 30, 2006, the Fund had 95.94% invested in the Top 10 holdings and there were 12 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You cannot invest directly in the Index.

WASATCH FUNDS — Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEPTEMBER 30, 2006

	Account Value
	Beginning of Period April 1, 2006	End of Period September 30, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Core Growth Fund
Actual	$1,000.00	$926.10	$5.75	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%

Global Science & Technology Fund
Actual	$1,000.00	$930.70	$9.58	1.98%
Hypothetical (5% before expenses)	$1,000.00	$1,015.14	$10.00	1.98%

Heritage Growth Fund
Actual	$1,000.00	$974.40	$4.85	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$4.96	0.98%

International Growth Fund
Actual	$1,000.00	$977.60	$8.87	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.09	$9.05	1.79%

International Opportunities Fund
Actual	$1,000.00	$978.30	$11.16	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Micro Cap Fund
Actual	$1,000.00	$949.70	$10.51	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.29	$10.86	2.15%

Micro Cap Value Fund
Actual	$1,000.00	$976.70	$11.15	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Small Cap Growth Fund[1]
Actual	$1,000.00	$926.40	$5.70	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%

Small Cap Value Fund
Actual	$1,000.00	$948.00	$8.20	1.68%
Hypothetical (5% before expenses)	$1,000.00	$1,016.65	$8.49	1.68%

Strategic Income Fund
Actual	$1,000.00	$1,056.90	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Ultra Growth Fund[1]
Actual	$1,000.00	$903.60	$7.16	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%

U.S. Treasury Fund
Actual	$1,000.00	$1,059.10	$3.87	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

[1]	In 2006, the Fund received a reimbursement of investment advisory fees which had an impact on the Fund’s expense dollars and ratio of less than $0.01 and 0.01%, respectively. See Note 7 in Notes to Financial Statements.

CORE GROWTH FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 99.4%
	Aerospace and Defense 0.6%
691,180	DataPath, Inc.* *** †	$7,602,980

	Auto Parts — After Market 0.0%
695	Keystone Automotive Industries, Inc.*	26,424

	Banks 9.1%
876,040	Commerce Bancorp, Inc.	32,159,428
475,877	First Community Bancorp, Inc.	26,625,318
1,113,255	HDFC Bank Ltd.	22,500,928
1,155	HDFC Bank Ltd. ADR	70,513
797,143	UCBH Holding, Inc.	13,918,117
3,722,391	UTI Bank Ltd.	30,809,919

		126,084,223

	Biotechnology Research and Production 0.0%
606	Charles River Laboratories International, Inc.*	26,306

	Commercial Services and Supplies 6.9%
2,608,260	Copart, Inc.*	73,526,850
285,573	Gevity HR, Inc.	6,505,353
801	Monro Muffler Brake, Inc.	27,242
384,429	Waste Connections, Inc.*	14,573,703
62	WCA Waste Corp.*	349

		94,633,497

	Computer Services Software and Systems 4.5%
445	CACI International, Inc., Class A*	24,479
458,859	Kanbay International, Inc.*	9,434,141
734,515	QLogic Corp.*	13,882,334
1,302,415	SRA International, Inc., Class A*	39,150,595

		62,491,549

	Diversified Financial Services 1.8%
738,365	Housing Development Finance Corp. Ltd.	24,711,604
120,000	JSE Ltd.	586,394

		25,297,998

	Education Services 4.7%
576,636	Laureate Education, Inc.*	27,597,799
255,401	Strayer Education, Inc.	27,636,942
530,609	Universal Technical Institute, Inc.*	9,492,595

		64,727,336

	Electronics — Medical Systems 1.2%
351,401	Haemonetics Corp.*	16,445,567

	Electronics — Semiconductors/Components 4.2%
1,048,587	ASE Test Ltd.*	8,954,933
1,274,194	Micrel, Inc.*	12,219,520
765,028	Silicon Laboratories, Inc.*	23,731,169
526,117	SiRF Technology Holdings, Inc.*	12,621,547

		57,527,169

	Energy Equipment and Services 1.5%
252,020	Calfrac Well Services Ltd.	4,926,758
959,025	TGS-NOPEC Geophysical Co. ASA*	15,185,733

		20,112,491

	Engineering and Contracting Services 1.1%
395,673	URS Corp.*	15,387,723

Shares		Value

	Finance Companies 1.4%
400,600	Dollar Financial Corp.*	$8,741,092
722,367	United PanAm Financial Corp.*	11,182,241

		19,923,333

	Finance — Small Loan 3.4%
1,867,494	AmeriCredit Corp.*	46,668,675

	Financial Information Services 1.1%
310,917	FactSet Research Systems, Inc.	15,101,239

	Financial — Miscellaneous 3.3%
365,517	Fidelity National Financial, Inc.	15,223,783
700,545	First American Corp.	29,661,075

		44,884,858

	Health Care Facilities 5.3%
379,299	Pharmaceutical Product Development, Inc.	13,537,181
931,677	Sunrise Senior Living, Inc.*	27,829,192
1,304,296	United Surgical Partners International, Inc.*	32,385,670

		73,752,043

	Health Care Management Services 4.1%
1,011,259	Pediatrix Medical Group, Inc.*	46,113,410
187,419	WellCare Health Plans, Inc.*	10,613,538

		56,726,948

	Health Care Services 0.9%
363,766	Lincare Holdings, Inc.*	12,600,854

	Home Building 5.1%
577,976	M.D.C. Holdings, Inc.	26,846,985
81,257	NVR, Inc.*	43,472,495

		70,319,480

	Insurance 1.7%
806,303	Hub International Ltd.	23,318,283

	Investment Management Companies 2.5%
600	Brantley Mezzanine Finance, LLC* ** *** †	—
621,982	SEI Investments Co.	34,949,169

		34,949,169

	Leisure Time 7.0%
513,739	Life Time Fitness, Inc.*	23,780,978
1,880,810	Pool Corp.	72,411,185

		96,192,163

	Machinery 0.6%
159,443	Hydril Co.*	8,938,375

	Medical and Dental Instruments and Supplies 2.0%
1,406,852	PSS World Medical, Inc.*	28,122,971

	Medical Services 0.5%
259,944	PRA International*	6,937,905

	Multi-Sector Companies 0.7%
341,255	Raven Industries, Inc.	10,241,063

	Oil and Gas 1.9%
445,260	Highpine Oil & Gas Ltd.*	6,768,335
960	Toreador Resources Corp.*	17,683
397,230	Ultra Petroleum Corp.*	19,110,735

		25,896,753

SEPTEMBER 30, 2006

Shares		Value

	Real Estate Investment Trusts (REIT) 2.6%
1,421,605	HomeBanc Corp.	$8,742,871
548,378	Redwood Trust, Inc.	27,621,800

		36,364,671

	Rental and Leasing Services — Consumer 0.8%
450,875	Aaron Rents, Inc.	10,361,108

	Retail 13.9%
46,805	Bijou Brigitte AG	12,114,786
1,552,544	Global Imaging Systems, Inc.*	34,264,646
623,224	Guitar Center, Inc.*	27,845,648
2,695	Hibbett Sporting Goods, Inc.*	70,555
311,734	Lithia Motors, Inc., Class A	7,706,064
893,242	MSC Industrial Direct Co., Inc., Class A	36,390,679
1,969,119	O’Reilly Automotive, Inc.*	65,394,442
332,040	Sonic Automotive, Inc.	7,666,804

		191,453,624

	Road and Rail 1.1%
739,745	Localiza Rent A Car S.A.	15,347,195

	Savings and Loans 0.3%
686,343	W Holding Co., Inc.	4,056,287

	Securities Brokerage and Services 0.6%
162,073	GFI Group, Inc.*	8,961,016

	Textiles, Apparel and Luxury Goods 0.3%
2,761,000	Ports Design Ltd.	4,252,681

	Truckers 2.2%
1,794,914	Knight Transportation, Inc.	30,423,792

	Wholesalers 0.5%
347,199	Beacon Roofing Supply, Inc.*	7,027,308

	Total Common Stocks (cost $1,100,207,429)	1,373,185,057

	PREFERRED STOCKS 0.4%
	Machinery 0.4%
1,086,890	Weg S.A. Pfd.	4,914,842

	Total Preferred Stocks (cost $4,221,267)	4,914,842

Principal Amount		Value

	CORPORATE BONDS 0.2%
	Investment Management Companies 0.2%
$3,000,000	Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09*** † ‡	$2,664,600

	Total Corporate Bonds (cost $2,960,692)	2,664,600

	SHORT-TERM INVESTMENTS 0.0%
	Repurchase Agreement 0.0%
$ 589,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $450,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $604,125; repurchase proceeds: $589,211 (cost $589,000)	$589,000

	Total Short-Term Investments (cost $589,000)	589,000

	Total Investments (cost $1,107,978,388) 100.0%	1,381,353,499

	Liabilities less Other Assets (0.0)%	(326,931)

	NET ASSETS 100.0%	$1,381,026,568

	* Non-income producing.
	** Common units.
	*** Security was fair valued under procedures adopted by the Board of Directors (See Note 2).

	† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).
	‡ Defaulted security.

	ADR American Depositary Receipt.
	See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%
	Banks 1.1%
71,225	HDFC Bank Ltd. (India)	$1,439,588

	Biotechnology Research and Production 2.3%
24,045	ArthroCare Corp.*	1,126,749
16,495	Celgene Corp.*	714,233
33,375	Neurochem, Inc.* (Canada)	618,439
18,800	Pharmion Corp.*	405,140

		2,864,561

	Building Products 0.5%
117,875	IVRCL Infrastructure and Projects Ltd. (India)	649,999

	Casinos and Gambling 0.8%
35,782	Shuffle Master, Inc.*	966,472

	Chemicals 0.3%
15,190	Cabot Microelectronics Corp.*	437,776

	Commercial Services and Supplies 0.5%
22,420	eBay, Inc.*	635,831

	Communications Technology 3.5%
27,755	Corning, Inc.*	677,500
100,075	Novatel Wireless, Inc.*	963,722
48,780	QUALCOMM, Inc.	1,773,153
75,215	Sonus Networks, Inc.*	395,631
16,355	WebEx Communications, Inc.*	638,172

		4,448,178

	Computer Services Software and Systems 12.0%
35,890	Adobe Systems, Inc.*	1,344,080
40,030	Cognizant Technology Solutions Corp., Class A*	2,964,622
31,220	F5 Networks, Inc.*	1,677,138
2,375	Google, Inc., Class A*	954,512
237,880	Kana Software, Inc.*	739,807
68,295	Kanbay International, Inc.*	1,404,145
34,755	NeuStar, Inc., Class A*	964,451
68,395	Opnet Technologies, Inc.*	896,659
90,815	QLogic Corp.*	1,716,404
5,345	Riverbed Technology, Inc.*	104,228
78,485	SRA International, Inc., Class A*	2,359,259

		15,125,305

	Computer Technology 1.6%
15,895	Apple Computer, Inc.*	1,224,392
34,610	Trident Microsystems, Inc.*	805,029

		2,029,421

	Computers and Peripherals 0.5%
75,439	Catcher Technology Co. Ltd. (Taiwan)	647,076

	Diversified Financial Services 1.1%
40,115	Housing Development Finance Corp. Ltd. (India)	1,342,569

	Diversified Telecommunication Services 1.3%
255,667	Astra Microwave Products Ltd. (India)	938,023
35,255	Option N.V.* (Belgium)	711,232

		1,649,255

	Drugs and Pharmaceuticals 0.3%
41,355	Novacea, Inc.*	311,817

Shares		Value

	Electrical and Electronics 2.1%
104,180	Power Integrations, Inc.*	$2,041,928
55,730	TTM Technologies, Inc.*	652,041

		2,693,969

	Electrical Equipment 2.4%
608,000	Magnecomp International Ltd. (Singapore)	325,769
1,529,125	Unisteel Technology Ltd. (Singapore)	1,975,987
812,900	XAC Automation Corp. (Taiwan)	773,372

		3,075,128

	Electronic Equipment and Instruments 2.0%
1,856,793	Innovalues Precision Ltd. (Singapore)	912,947
3,915	Samsung Electronics Co. Ltd. GDR (Korea)	1,374,165
190,440	Syntech Information Co. Ltd. (Taiwan)	291,613

		2,578,725

	Electronics 0.8%
76,130	Nu Horizons Electronics Corp.*	969,896

	Electronics — Medical Systems 2.8%
16,815	Intuitive Surgical, Inc.*	1,773,142
22,110	Medtronic, Inc.	1,026,788
34,215	NXStage Medical, Inc.*	300,065
20,710	Somanetics Corp.*	413,372

		3,513,367

	Electronics — Semiconductors/Components 21.2%
62,085	Advanced Analogic Technologies, Inc.*	340,847
20,990	Advanced Micro Devices, Inc.*	521,601
140,060	ASE Test Ltd.* (Taiwan)	1,196,112
19,925	Broadcom Corp., Class A*	604,524
58,162	Cascade Microtech, Inc.*	724,698
29,840	Marvell Technology Group Ltd.* (Bermuda)	578,001
99,715	Maxim Integrated Products, Inc.†††	2,799,000
263,345	Micrel, Inc.*	2,525,479
72,685	Microchip Technology, Inc.	2,356,448
25,600	Microsemi Corp.*	482,560
92,300	MIPS Technologies, Inc.*	623,025
89,340	National Semiconductor Corp.	2,102,170
38,335	Netlogic Microsystems, Inc.*	972,559
202,995	ON Semiconductor Corp.*	1,193,611
229,260	PLX Technology, Inc.*	2,377,426
94,300	PMC-Sierra, Inc.*	560,142
53,155	Silicon Laboratories, Inc.*	1,648,868
42,543	SiRF Technology Holdings, Inc.*	1,020,607
46,520	Techwell, Inc.*	696,870
43,250	Tessera Technologies, Inc.*	1,504,235
57,770	Texas Instruments, Inc.	1,920,852

		26,749,635

	Energy Equipment and Services 1.8%
1,772,010	Advanced Holdings Ltd. (Singapore)	402,120
122,000	TGS-NOPEC Geophysical Co. ASA* (Norway)	1,931,816

		2,333,936

	Food and Drug Retailing 0.7%
47,200	Sugi Pharmacy Co. Ltd. (Japan)	843,250

	Food Products 0.3%
26,400	Cosan S.A. Industria e Comercio* (Brazil)	425,660

SEPTEMBER 30, 2006

Shares		Value

	Health Care Equipment and Supplies 3.9%
5,239,270	LMA International N.V.* (Singapore)	$2,427,423
102,515	RaySearch Laboratories AB* (Sweden)	1,833,937
2,925	Straumann Holding AG (Switzerland)	630,020

		4,891,380

	Health Care Facilities 1.5%
75,200	United Surgical Partners International, Inc.*	1,867,216

	Health Care Providers and Services 1.0%
33,915	Diagnosticos da America S.A.* (Brazil)	639,655
8,920	Icon plc ADR* (Ireland)	629,574

		1,269,229

	Internet and Catalog Retail 1.1%
73,420	Submarino S.A. (Brazil)	1,435,402

	Internet Software and Services 0.4%
230,625	Opera Software ASA* (Norway)	495,165

	Leisure Equipment and Products 0.8%
49,350	Largan Precision Co. Ltd. (Taiwan)	1,010,550

	Machinery 3.5%
59,585	Bharat Forge Ltd. (India)	468,065
4,195,950	MMI Holdings Ltd. (Singapore)	2,631,726
95,400	Pason Systems, Inc. (Canada)	1,346,884

		4,446,675

	Medical and Dental Instruments and Supplies 6.6%
69,055	Abaxis, Inc.*	1,615,197
19,790	Cyberonics, Inc.*	346,919
46,610	Dexcom, Inc.*	518,769
56,535	Enpath Medical, Inc.*	606,055
22,865	FoxHollow Technologies, Inc.*	781,754
102,080	IntraLase Corp.*	2,011,997
18,610	Kyphon, Inc.*	696,386
54,030	NuVasive, Inc.*	1,086,543
13,030	Techne Corp.*	662,706

		8,326,326

	Miscellaneous Materials and Commodities 0.8%
50,085	Symyx Technologies, Inc.*	1,061,301

	Personal Products 0.6%
56,215	Natura Cosmeticos S.A. (Brazil)	690,194

	Production Technology Equipment 2.4%
30,420	Eagle Test Systems, Inc.*	502,538
107,430	inTEST Corp.*	616,648
54,525	Intevac, Inc.*	916,020
55,665	Rudolph Technologies, Inc.*	1,020,340

		3,055,546

	Road and Rail 1.0%
61,810	Localiza Rent A Car S.A. (Brazil)	1,282,347

Shares		Value

	Semiconductor Equipment and Products 5.3%
11,345	austriamicrosystems AG* (Austria)	$643,009
725,752	Holtek Semiconductor, Inc. (Taiwan)	1,251,599
351,756	O2Micro International Ltd. ADR* (Cayman Islands)	2,430,634
58,595	PSi Technologies Holdings, Inc. ADR* (Philippines)	34,571
17,420	SEZ Holding AG* (Switzerland)	444,540
194,050	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,862,880

		6,667,233

	Software 4.2%
43,920	Belzberg Technologies, Inc.* (Canada)	373,302
42,510	Duzon Digital Ware Co. Ltd. (Korea)	831,063
73,515	Infosys Technologies Ltd. (India)	2,970,783
1,800,000	Kingdee International Software Group Co. Ltd. (Hong Kong)	887,195
4,650	NCsoft Corp.* (Korea)	286,479

		5,348,822

	Wireless Telecommunication Services 0.8%
484,785	America Movil S.A. de C.V., Series L (Mexico)	957,254

	Total Common Stocks (cost $105,840,285)	118,536,054

	PREFERRED STOCKS 3.5%
	Banks 0.9%
39,900	Banco Itau Holding Financeira S.A. Pfd. (Brazil)	1,194,880

	Communications Technology 0.0%
30,265	Incipient, Inc., Series D Pfd.* *** †	43,884
6,528	Xtera Communications, Inc., Series A-1 Pfd.* *** †	7,076

		50,960

	Computer Technology 0.3%
78,502	BlueArc Corp., Series DD Pfd.* *** †	324,998

	Drugs and Pharmaceuticals 0.1%
283,018	Point Biomedical Corp., Series F Pfd.* *** †	105,000

	Machinery 0.9%
257,115	Weg S.A. Pfd. (Brazil)	1,162,656

	Media 0.6%
88,287	Net Servicos de Comunicacao S.A., Series 4 Pfd. (Brazil)	793,579

	Road and Rail 0.6%
91,000	All America Latina Logistica S.A. Pfd.** (Brazil)	707,455

	Utilities — Telecommunications 0.1%
17,684	Neutral Tandem, Inc., Series C Pfd.* *** †	111,107

	Total Preferred Stocks (cost $4,168,969)	4,450,635

GLOBAL SCIENCE & TECHNOLOGY FUND — Schedule of Investments (continued)	SEPTEMBER 30, 2006

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.1%
	Other 0.1%
	Montagu Newhall Global Partners II-B, L.P.* *** †	$176,311

	Total Limited Partnership Interest (cost $199,644)	176,311

	WARRANTS 0.5%
	Drugs and Pharmaceuticals 0.0%
3,832	Acusphere, Inc. expiring 8/2/08* *** †	—
768	Acusphere, Inc. expiring 10/20/08* *** †	—
84,905	Point Biomedical Corp. expiring
	2/16/2012* *** †	—

		—

	Transportation Infrastructure 0.5%
1,697,000	Goodpack Ltd. expiring 4/13/07* (Singapore)	620,436

	Total Warrants (cost $819,273)	620,436

Number of Contracts		Value

	PUT OPTIONS PURCHASED 0.2%

210	Kinetic Concepts, Inc. expiring 1/20/07 exercise price $40	$184,800

	Total Put Options Purchased (premium $151,595)	184,800

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$2,234,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $1,700,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $2,282,250; repurchase proceeds: $2,234,801 (cost $ 2,234,000)	$2,234,000

	Total Short-Term Investments (cost $2,234,000)	2,234,000

	Total Investments (cost $113,413,766) 99.9%	126,202,236

	Other Assets less Liabilities 0.1%	156,576

	NET ASSETS 100.0%	$126,358,812

	*Non-income producing.

	**Each unit consists of four shares of common stock and one warrant.

	***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

	††† All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

	ADR American Depositary Receipts.

	GDR Global Depositary Receipts.

	See notes to financial statements.

At September 30, 2006, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	0.5
Belgium	0.6
Bermuda	0.4
Brazil	6.7
Canada	1.9
Cayman Islands	2.0
Hong Kong	0.7
India	6.3
Ireland	0.5
Japan	0.7
Korea	2.0
Mexico	0.8
Norway	2.0
Philippines	<0.1
Singapore	7.4
Sweden	1.5
Switzerland	0.9
Taiwan	5.7
United States	59.4

TOTAL	100.0%

HERITAGE GROWTH FUND — Schedule of Investments	SEPTEMBER 30, 2006

Shares		Value

	COMMON STOCKS 98.1%

	Banks 5.6%
133,520	Commerce Bancorp, Inc.	$4,901,519
131,485	New York Community Bancorp, Inc.	2,153,724
123,000	North Fork Bancorporation, Inc.	3,522,720
114,305	TCF Financial Corp.	3,005,079

		13,583,042

	Commercial Services and Supplies 0.9%
76,810	eBay, Inc.*	2,178,332

	Communications Technology 2.9%
110,630	Cisco Systems, Inc.*	2,544,490
58,815	L-3 Communications Holdings, Inc.	4,606,979

		7,151,469

	Computer Services Software and Systems 3.5%
22,830	Affiliated Computer Services, Inc., Class A*	1,183,964
26,045	Cognizant Technology Solutions Corp., Class A*	1,928,892
220,850	QLogic Corp.*	4,174,065
58,480	Websense, Inc.*	1,263,753

		8,550,674

	Computer Technology 1.0%
110,155	Dell, Inc.*	2,515,940

	Diversified Financial Services 2.9%
111,000	Countrywide Financial Corp.	3,889,440
96,250	Housing Development Finance Corp. Ltd.	3,221,296

		7,110,736

	Drugs and Pharmaceuticals 2.2%
48,455	Forest Laboratories, Inc.*	2,452,308
86,500	Teva Pharmaceutical Industries Ltd. ADR	2,948,785

		5,401,093

	Education Services 3.8%
190,365	Apollo Group, Inc., Class A*	9,373,573

	Electronics 2.7%
105,280	Amphenol Corp., Class A	6,519,990

	Electronics — Medical Systems 0.9%
49,775	Medtronic, Inc.	2,311,551

	Electronics — Semiconductors/ Components 8.2%
150,750	Linear Technology Corp.	4,691,340
91,945	Marvell Technology Group Ltd.*	1,780,975
224,820	Maxim Integrated Products, Inc.	6,310,697
85,380	Microchip Technology, Inc.	2,768,019
187,660	National Semiconductor Corp.	4,415,640

		19,966,671

	Energy — Miscellaneous 1.1%
90,750	Chesapeake Energy Corp.	2,629,935

	Finance Companies 1.6%
50,750	Capital One Financial Corp.	3,991,995

	Finance — Small Loan 1.2%
117,500	AmeriCredit Corp.*	2,936,325

	Financial Data Processing Services and Systems 2.2%
35,940	Alliance Data Systems Corp.*	1,983,529
70,635	Fiserv, Inc.*	3,326,202

		5,309,731

Shares		Value

	Financial — Miscellaneous 1.9%
63,750	Fidelity National Financial, Inc.	$2,655,188
45,750	First American Corp.	1,937,055

		4,592,243

	Health Care Facilities 1.6%
62,270	Quest Diagnostics, Inc.	3,808,433

	Health Care Management Services 8.0%
50,750	AMERIGROUP Corp.*	1,499,663
126,200	Caremark Rx, Inc.	7,151,754
46,500	UnitedHealth Group, Inc.	2,287,800
113,250	WellPoint, Inc.*	8,725,912

		19,665,129

	Health Care Services 1.9%
133,920	Lincare Holdings, Inc.*	4,638,989

	Home Building 4.9%
45,520	Lennar Corp., Class A	2,059,780
44,950	M.D.C. Holdings, Inc.	2,087,927
14,573	NVR, Inc.*	7,796,555

		11,944,262

	Hotels, Restaurants and Leisure 0.8%
903,230	Shangri-La Asia Ltd.	1,994,077

	Investment Management Companies 1.3%
58,675	SEI Investments Co.	3,296,948

	Leisure Time 0.5%
31,750	Pool Corp.	1,222,375

	Medical and Dental Instruments and Supplies 3.0%
108,840	Zimmer Holdings, Inc.*	7,346,700

	Medical Services 1.9%
71,545	Covance, Inc.*	4,749,157

	Oil and Gas 3.6%
86,385	BJ Services Co.	2,602,780
75,000	Ultra Petroleum Corp.*	3,608,250
86,135	W&T Offshore, Inc.	2,516,003

		8,727,033

	Production Technology Equipment 0.9%
49,050	KLA-Tencor Corp.	2,181,254

	Recreational Vehicles and Boats 2.0%
76,000	Harley-Davidson, Inc.	4,769,000

	Retail 16.2%
57,220	Advance Auto Parts, Inc.	1,884,827
55,365	Aeropostale, Inc.*	1,618,319
36,815	American Eagle Outfitters, Inc.	1,613,601
152,377	Bed Bath & Beyond, Inc.*	5,829,944
43,912	Best Buy Co., Inc.	2,351,927
76,510	CDW Corp.	4,719,137
121,935	Dollar Tree Stores, Inc.*	3,775,108
483,740	Esprit Holdings Ltd.	4,386,714
95,250	Home Depot, Inc.	3,454,717
40,290	Kohl’s Corp.*	2,615,627
163,320	Lowe’s Companies, Inc.	4,582,759
83,500	O’Reilly Automotive, Inc.*	2,773,035

		39,605,715

	Securities Brokerage and Services 0.6%
19,165	Intercontinentalexchange, Inc.*	1,438,717

HERITAGE GROWTH FUND — Schedule of Investments (continued)	SEPTEMBER 30, 2006

Shares		Value

	Semiconductor Equipment And Products 1.6%
405,814	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	$3,895,814

	Software 3.2%
193,700	Infosys Technologies Ltd.	7,827,527

	Textiles, Apparel and Luxury Goods 1.9%
132,725	Coach, Inc.*	4,565,740

	Transportation — Miscellaneous 1.0%
56,210	C.H. Robinson Worldwide, Inc.	2,505,842

	Truckers 0.6%
72,500	J.B. Hunt Transport Services, Inc.	1,505,825

	Total Common Stocks (cost $221,980,348)	239,811,837

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$5,025,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $3,820,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $5,128,350; repurchase proceeds: $5,026,801 (cost $ 5,025,000)	$5,025,000

	Total Short-Term Investments (cost $5,025,000)	5,025,000

	Total Investments (cost $227,005,348) 100.2%	244,836,837

	Liabilities less Other Assets (0.2)%	(456,485)

	NET ASSETS 100.0%	$244,380,352

	* Non-income producing. ADR American Depositary Receipts. See notes to financial statements.

INTERNATIONAL GROWTH FUND — Schedule of Investments	SEPTEMBER 30, 2006

Shares		Value

	COMMON STOCKS 97.6%

	Aerospace and Defense 1.3%
170,263	Thielert AG* (Germany)	$4,970,845

	Airlines 1.0%
110,465	Gol Linhas Aereas Inteligentes S.A. ADR (Brazil)	3,794,473

	Banks 6.2%
74,220	Canadian Western Bank (Canada)	2,812,883
296,135	HDFC Bank Ltd. (India)	5,985,432
78,720	Musashino Bank Ltd. (Japan)	4,365,742
136,013	The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	7,821,613
12,180	Verwaltungs- und Privat-Bank AG (Liechtenstein)	2,903,596

		23,889,266

	Beverages 0.2%
67,445	Kibun Food Chemifa Co. Ltd. (Japan)	663,571

	Biotechnology Research and Production 1.7%
1,396,565	Ark Therapeutics Group plc* (United Kingdom)	2,600,952
245,360	QIAGEN N.V.* (Netherlands)	3,886,503

		6,487,455

	Building Products 0.9%
103,559	Demag Cranes AG* (Germany)	3,547,684

	Commercial Services and Supplies 4.8%
623,455	Bloomsbury Publishing plc (United Kingdom)	3,649,645
457	En-Japan, Inc. (Japan)	2,132,060
888,640	Michael Page International plc (United Kingdom)	6,399,597
187,245	Park24 Co. Ltd. (Japan)	6,151,396

		18,332,698

	Computers and Peripherals 2.2%
210,510	Logitech International S.A.* (Switzerland)	4,572,095
3,984,560	TPV Technology Ltd. (Hong Kong)	3,784,663

		8,356,758

	Construction and Engineering 0.5%
111,440	Stantec, Inc.* (Canada)	2,038,962

	Diversified Financial Services 14.9%
2,517,870	Acta Holdings ASA (Norway)	10,194,196
643,395	African Bank Investments Ltd. (South Africa)	1,828,497
214,475	AWD Holding AG (Germany)	7,752,869
1,125	Bank Sarasin & Cie AG, Class B (Switzerland)	3,320,867
378,725	D. Carnegie & Co. AB (Sweden)	7,990,579
585,885	Evolution Group plc (United Kingdom)	1,529,800
285,791	FIM Group Oyj* (Finland)	1,867,451
154,280	Home Capital Group, Inc. (Canada)	4,237,627
187,740	Ichiyoshi Securities Co. Ltd. (Japan)	2,513,162
762,480	JSE Ltd. (South Africa)	3,725,943
5,357,000	Nissin Co. Ltd. (Japan)	3,356,488
459,671	Numis Corp. plc (United Kingdom)	2,301,543
1,815	Osaka Securities Exchange Co. Ltd. (Japan)	6,392,955

		57,011,977

	Diversified Telecommunication Services 0.9%
178,287	Option N.V.* (Belgium)	3,596,749

Shares		Value

	Drugs and Pharmaceuticals 1.6%
279,860	Hikma Pharmaceuticals plc (United Kingdom)	$2,163,411
2,032,693	Sigma Pharmaceuticals Ltd. (Australia)	3,959,100

		6,122,511

	Electrical Equipment 2.9%
106,140	Conergy AG (Germany)	5,129,599
29,120	Solarworld AG (Germany)	1,600,934
3,449,387	Unisteel Technology Ltd. (Singapore)	4,457,415

		11,187,948

	Electronic Equipment and Instruments 0.9%
154,629	Rotork plc (United Kingdom)	2,222,800
693,440	Syntech Information Co. Ltd. (Taiwan)	1,061,836

		3,284,636

	Energy Equipment and Services 3.2%
585,700	TGS-NOPEC Geophysical Co. ASA* (Norway)	9,274,298
172,380	Trican Well Service Ltd. (Canada)	2,904,103

		12,178,401

	Food and Drug Retailing 1.5%
44,020	Nihon Chouzai Co. Ltd. (Japan)	1,647,419
233,230	Sugi Pharmacy Co. Ltd. (Japan)	4,166,761

		5,814,180

	Food Products 1.3%
137,025	Cosan S.A. Industria e Comercio* (Brazil)	2,209,318
68,700	Unicharm PetCare Corp. (Japan)	2,815,359

		5,024,677

	Health Care Equipment and Supplies 6.3%
439,170	Elekta AB, Class B (Sweden)	8,276,325
8,060,890	LMA International N.V.* (Singapore)	3,734,716
2,016,000	Moulin International Holdings Ltd.* *** (Hong Kong)	2,588
38,710	Nakanishi, Inc. (Japan)	5,093,378
86,075	RaySearch Laboratories AB* (Sweden)	1,539,835
26,213	Straumann Holding AG (Switzerland)	5,646,054

		24,292,896

	Health Care Providers and Services 4.6%
43,900	Diagnosticos da America S.A.* (Brazil)	827,978
71,363	Eurofins Scientific* (France)	4,527,270
70,975	Icon plc ADR* (Ireland)	5,009,416
96,953	Orpea* (France)	7,362,388

		17,727,052

	Hotels, Restaurants and Leisure 0.4%
956,000	FU JI Food & Catering Services Holdings Ltd. (Cayman Islands)	1,595,205

	Household Durables 4.2%
166,700	Japan General Estate Co. Ltd. (The) (Japan)	3,987,363
191,590	Joint Corp. (Japan)	6,553,690
1,699,410	Nien Made Enterprise Co. Ltd. (Taiwan)	1,390,940
1,052,215	Techtronic Industries Company Ltd. (Hong Kong)	1,547,762
902,235	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	2,540,964

		16,020,719

	Household Products 1.1%
118,500	Milbon Co. Ltd. (Japan)	4,073,579

	Internet and Catalog Retail 0.5%
46,585	Submarino S.A. GDR*** (Brazil)	1,821,526

INTERNATIONAL GROWTH FUND — Schedule of Investments (continued)

Shares		Value

	Machinery 6.9%
214,500	Aichi Corp. (Japan)	$2,005,063
232,365	Bharat Forge Ltd. (India)	1,825,326
137,925	Biesse S.p.A. (Italy)	2,178,741
8,703,050	MMI Holdings Ltd. (Singapore)	5,458,608
46,280	Palfinger AG (Austria)	4,735,188
198,355	Pason Systems, Inc. (Canada)	2,800,431
160,570	Takeuchi Manufacturing Co. Ltd. (Japan)	7,463,946

		26,467,303

	Office Electronics 1.3%
40,050	Neopost S.A. (France)	4,781,735

	Oil and Gas 4.7%
1,689,555	ARC Energy Ltd.* (Australia)	1,815,595
213,915	Centurion Energy International, Inc.* (Canada)	1,311,012
869,080	Det Norske Oljeselskap (DNO) ASA* (Norway)	1,210,212
307,087	JKX Oil and Gas plc (United Kingdom)	1,682,699
173,330	ProEx Energy Ltd.* (Canada)	1,986,541
269,455	Revus Energy ASA* (Norway)	1,954,624
289,850	Soco International plc* (United Kingdom)	8,072,803

		18,033,486

	Real Estate 2.0%
80,942	Foncia Groupe (France)	3,797,818
400,070	Savills plc (United Kingdom)	3,987,528

		7,785,346

	Retail 7.7%
16,820	Bijou Brigitte AG (Germany)	4,353,610
1,665,000	China Hongxing Sports Ltd. (China)	1,700,265
295,555	Hemtex AB (Sweden)	3,965,488
382,795	Monsoon plc* (United Kingdom)	2,835,537
5,947,510	Peace Mark Holdings Ltd. (Hong Kong)	3,900,958
90,140	Point, Inc. (Japan)	4,762,488
1,645,662	Pumpkin Patch Ltd. (New Zealand)	4,357,531
1,164,790	Truworths International Ltd. (South Africa)	3,491,516

		29,367,393

	Road and Rail 0.7%
120,975	Localiza Rent A Car (Brazil)	2,509,820

	Semiconductor Equipment and Products 5.0%
183,125	CSR plc* (United Kingdom)	2,889,504
84,725	Disco Corp. (Japan)	5,200,933
1,281,630	Holtek Semiconductor, Inc. (Taiwan)	2,210,241
86,674	ICOS Vision Systems N.V.* (Belgium)	3,364,044
122,190	Melexis N.V. (Belgium)	2,065,063
185,740	O2Micro International Ltd. ADR* (Cayman Islands)	1,283,463
85,610	SEZ Holding AG* (Switzerland)	2,184,680

		19,197,928

	Software 0.6%
80,885	Nemetschek AG (Germany)	2,185,953

	Textiles, Apparel and Luxury Goods 5.6%
12,348,545	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	5,785,272
2,175,725	Li Ning Co. Ltd. (Hong Kong)	2,485,474
87,390	Mariella Burani Fashion Group S.p.A. (Italy)	2,093,423
46,414	Pantaloon Retail India Ltd. (India)	1,914,742
1,415,030	Ports Design Ltd. (Hong Kong)	2,179,526
10,435	Puma AG Rudolf Dassler Sport (Germany)	3,561,542
374,745	Ted Baker plc (United Kingdom)	3,468,569

		21,488,548

Shares		Value

	Total Common Stocks (cost $294,746,170)	$373,651,280

	PREFERRED STOCKS 1.0%

	Road and Rail 1.0%
499,450	All America Latina Logistica S.A. Pfd.**(Brazil)	3,882,837

	Total Preferred Stocks (cost $2,595,393)	3,882,837

Principal Amount		Value

	SHORT -TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$2,728,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $2,075,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $2,785,688; repurchase proceeds: $2,728,978 (cost $2,728,000)	$2,728,000

	Total Short-Term Investments (cost $2,728,000)	2,728,000

	Total Investments (cost $300,069,563) 99.3%	380,262,117

	Other Assets less Liabilities 0.7%	2,872,522

	NET ASSETS 100.0%	$383,134,639

	* Non-income producing.

	** Each unit consists of four shares of preferred stock and one common stock.

	*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

	ADR American Depositary Receipts. GDR Global Depositary Receipts. See notes to financial statements.

SEPTEMBER 30, 2006

At September 30, 2006, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.5
Austria	1.2
Belgium	2.4
Bermuda	2.1
Brazil	4.0
Canada	4.8
Cayman Islands	0.8
China	0.5
Finland	0.5
France	5.4
Germany	8.8
Hong Kong	5.2
India	2.6
Ireland	1.3
Italy	1.1
Japan	19.4
Liechtenstein	0.8
Mexico	0.7
Netherlands	1.0
New Zealand	1.1
Norway	6.0
Singapore	3.6
South Africa	2.4
Sweden	5.8
Switzerland	4.2
Taiwan	1.2
United Kingdom	11.6

TOTAL	100.0%

INTERNATIONAL OPPORTUNITIES FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Auto Components 1.5%
58,750	ARB Corp. Ltd. (Australia)	$156,517
24,455	Inzi Controls Co. Ltd. (Korea)	222,248
93,050	Super Cheap Auto Group Ltd. (Australia)	173,596

		552,361

	Beverages 0.3%
11,125	Kibun Food Chemifa Co. Ltd. (Japan)	109,456

	Biotechnology Research and Production 1.2%
41,525	Abcam plc (United Kingdom)	207,524
123,110	Ark Therapeutics Group plc* (United Kingdom)	229,279

		436,803

	Building Products 0.4%
26,145	Fleetwood Corp. Ltd. (Australia)	129,941

	Chemicals 0.7%
440,000	Century Sunshine Ecological Technology Holdings Ltd. (Hong Kong)	252,450

	Commercial Services and Supplies 7.8%
3,275	Acadomia Group* (France)	97,235
55,175	Allen-Vanguard Corp.* (Canada)	187,586
21,875	Carter & Carter Group plc (United Kingdom)	282,517
171,500	Environmental Management Solutions, Inc.* (Canada)	72,117
7,950	MegaStudy Co. Ltd. (Korea)	898,922
514,470	Raffles Education Corp. Ltd. (Singapore)	823,723
45,115	Semcon AB* (Sweden)	355,794
170	Take and Give Needs Co. Ltd. (Japan)	168,409

		2,886,303

	Communications Equipment 0.5%
492,000	Sim Technology Group Ltd. (Hong Kong)	195,137

	Communications Technology 0.8%
20,560	Comtech Group, Inc.*	307,783

	Computers and Peripherals 0.1%
1,743,000	Anwell Technologies Ltd.* (Singapore)	49,442

	Construction and Engineering 1.0%
86,050	Lycopodium Ltd. (Australia)	205,487
424,360	PCH Group Ltd. (Australia)	171,007

		376,494

	Construction Materials 0.8%
465	Getaz Romang Holding S.A. (Switzerland)	297,588

	Distributors 0.7%
42,555	Commercial Solutions, Inc.* (Canada)	256,998

Shares		Value

	Diversified Financial Services 16.3%
347,050	Acta Holdings ASA (Norway)	$1,405,115
8,675	ADDENDA Capital, Inc. (Canada)	184,335
46,175	Credit Corp. Group Ltd. (Australia)	279,111
54,460	Evolution Group plc (United Kingdom)	142,200
33,604	FIM Group Oyj* (Finland)	219,579
15,520	Hagstromer & Qviberg AB (Sweden)	391,033
13,150	Home Capital Group, Inc. (Canada)	361,193
31,540	International Maritime Exchange ASA (Norway)	435,331
105,834	JSE Ltd. (South Africa)	517,170
41,430	Numis Corp. plc (United Kingdom)	207,437
300	Osaka Securities Exchange Co. Ltd. (Japan)	1,056,687
6,525	Oslo Bors Holdings ASA (Norway)	570,389
29,575	Treasury Group Ltd. (Australia)	247,188

		6,016,768

	Electrical Equipment 2.2%
321,250	Unisteel Technology Ltd. (Singapore)	415,130
515,000	Wasion Meters Group Ltd. (Hong Kong)	226,073
162,000	XAC Automation Corp. (Taiwan)	154,123

		795,326

	Electronic Equipment and Instruments 1.6%
208,117	Chroma ATE, Inc. (Taiwan)	247,025
517,443	Innovalues Precision Ltd. (Singapore)	254,416
57,840	Syntech Information Co. Ltd. (Taiwan)	88,568

		590,009

	Energy Equipment and Services 3.5%
506,960	Advanced Holdings Ltd. (Singapore)	115,044
43,705	APL ASA* (Norway)	288,215
14,050	Bonnett’s Energy Services Trust (Canada)	271,396
56,900	Canadian Sub-Surface Energy Services Corp., Class A* (Canada)	251,995
26,195	Deepwell Energy Services Trust (Canada)	244,443
65,745	Hyduke Energy Services, Inc.* (Canada)	108,820

		1,279,913

	Food and Drug Retailing 1.3%
6,800	Daikokutenbussan Co. Ltd. (Japan)	155,455
4,500	Nihon Chouzai Co. Ltd. (Japan)	168,409
6,490	Welcia Kanto Co. Ltd. (Japan)	153,863

		477,727

	Health Care Equipment and Supplies 5.3%
1,364,725	LMA International N.V.* (Singapore)	632,295
2,900	MANI, Inc. (Japan)	188,332
1,600	Nakanishi, Inc. (Japan)	210,525
50,875	RaySearch Laboratories AB* (Sweden)	910,126

		1,941,278

	Hotels, Restaurants and Leisure 1.7%
42,000	Club Cruise Entertainment & Travelling Services Europe B.V.* *** † (Sweden)	373,027
141,000	FU JI Food & Catering Services Holdings Ltd. (Cayman Islands)	235,276

		608,303

SEPTEMBER 30, 2006

Shares		Value

	Household Durables 3.5%
13,060	Beter Bed Holding N.V. (Netherlands)	$252,203
38,435	Celrun Co. Ltd.* (Korea)	264,005
40,800	Homebuy Group plc, Class A* *** (United Kingdom)	764
12,800	Joint Corp. (Japan)	437,848
142,080	Nien Made Enterprise Co. Ltd. (Taiwan)	116,290
7,600	Nihon Eslead Corp. (Japan)	229,084

		1,300,194

	Industrial Conglomerates 0.7%
204,000	Mexichem S.A. de C.V. (Mexico)	259,882

	Internet and Catalog Retail 0.5%
9,100	Submarino S.A. (Brazil)	177,910

	Leisure Equipment and Products 0.8%
19,175	KABE Husvagnar AB, Class B (Sweden)	305,061

	Machinery 7.7%
21,000	Asahi Diamond Industrial Co. Ltd. (Japan)	148,825
178,420	Awea Mechantronic Co. Ltd. (Taiwan)	308,234
1,293,940	MMI Holdings Ltd. (Singapore)	811,567
41,875	Pason Systems, Inc. (Canada)	591,203
285,000	Sarin Technologies Ltd. (Israel)	94,317
16,200	Takeuchi Manufacturing Co. Ltd. (Japan)	753,042
32,075	Titan Europe plc (United Kingdom)	128,778

		2,835,966

	Marine 2.1%
406,800	Ezra Holdings Ltd. (Singapore)	764,160

	Metals and Mining 1.5%
76,062	Avocet Mining plc* (United Kingdom)	145,217
721,560	CBH Resources Ltd.* (Australia)	247,693
107,708	Consolidated Minerals Ltd. (Australia)	140,660

		533,570

	Oil and Gas 9.2%
141,325	ARC Energy Ltd.* (Australia)	151,868
34,170	Bow Valley Energy Ltd.* (Canada)	160,501
22,395	Breaker Energy Ltd., Class A* (Canada)	120,220
9,990	Crew Energy, Inc.* (Canada)	106,005
128,024	Det Norske Oljeselskap (DNO) ASA* (Norway)	178,276
77,450	Dragon Oil plc* (Ireland)	218,538
42,150	Fairquest Energy Ltd.* (Canada)	150,845
16,655	Highpine Oil & Gas Ltd.* (Canada)	253,170
106,150	Ithaca Energy, Inc. (Canada)	213,687
44,125	JKX Oil and Gas plc (United Kingdom)	241,785
17,225	Melrose Resources plc (United Kingdom)	122,515
18,060	ProEx Energy Ltd.* (Canada)	206,986
22,940	Revus Energy ASA* (Norway)	166,407
9,650	Rider Resources Ltd.* (Canada)	80,467
68,750	Saxon Energy Services, Inc.* (Canada)	242,965
46,460	Seabird Exploration Ltd.* (Norway)	242,256
40,750	Sondex plc (United Kingdom)	211,279
18,315	Sound Energy Trust (Canada)	109,625
6,106	Sure Energy, Inc.* (Canada)	5,736
96,540	TAG Oil Ltd.* (Canada)	49,233
130,975	Tap Oil Ltd.* (Australia)	162,249

		3,394,613

Shares		Value

	Real Estate 3.1%
725	ARDEPRO Co. Ltd. (Japan)	$222,525
9	Century 21 Real Estate of Japan Ltd. (Japan)	224,800
55	Creed Corp. (Japan)	196,054
37,200	Erinaceous Group plc (United Kingdom)	219,680
16,500	Takara Leben Co. Ltd. (Japan)	279,133

		1,142,192

	Retail 6.8%
993,035	China Hongxing Sports Ltd. (China)	1,014,068
33,305	Hemtex AB (Sweden)	446,856
23,900	New Wave Group AB, Class B (Sweden)	270,080
567,000	Pertama Holdings Ltd. (Singapore)	142,965
100,271	Pumpkin Patch Ltd. (New Zealand)	265,507
39,536	Topps Tiles plc (United Kingdom)	191,665
30	Village Vanguard Co. Ltd. (Japan)	187,968

		2,519,109

	Semiconductor Equipment and Products 1.4%
5,125	austriamicrosystems AG* (Austria)	290,473
129,369	Holtek Semiconductor, Inc. (Taiwan)	223,104

		513,577

	Software 3.1%
12,815	Belzberg Technologies, Inc.* (Canada)	108,922
656,000	DMX Technologies Ltd.* (Singapore)	268,785
18,050	Duzon Digital Ware Co. Ltd. (Korea)	352,874
9,200	Isra Vision Systems AG* (Germany)	241,047
9,100	Profdoc ASA* (Norway)	159,097

		1,130,725

	Textiles, Apparel and Luxury Goods 7.2%
369,000	Egana Jewelry & Pearls Ltd. (Hong Kong)	114,145
1,373,000	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	643,248
473,005	Moiselle Int’l. Holdings Ltd. (Hong Kong)	127,497
171,045	Mulberry Group plc (United Kingdom)	533,056
561,470	Ports Design Ltd. (Hong Kong)	864,815
17,200	United Arrows Ltd. (Japan)	263,013
141,000	YGM Trading Ltd. (Hong Kong)	119,448

		2,665,222

	Transportation Infrastructure 1.3%
238,000	Goodpack Ltd.* (Singapore)	258,043
10,000	Trancom Co. Ltd. (Japan)	206,596

		464,639

	Total Common Stocks (cost $27,731,826)	35,566,900

INTERNATIONAL OPPORTUNITIES FUND — Schedule of Investments (continued)	SEPTEMBER 30, 2006

Shares		Value

	WARRANTS 0.5%

	Transportation Infrastructure 0.5%
528,875	Goodpack Ltd. expiring 4/13/07* (Singapore)	$193,361

	Total Warrants (cost $229,771)	193,361

	Total Investments (cost $27,961,597) 97.1%	35,760,261

	Other Assets less Liabilities 2.9%	1,078,281

	NET ASSETS 100.0%	$36,838,542

* Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See notes to financial statements.

At September 30, 2006, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.8
Austria	0.8
Brazil	0.5
Canada	12.1
Cayman Islands	0.7
China	2.8
Finland	0.6
France	0.3
Germany	0.7
Hong Kong	7.1
Ireland	0.6
Israel	0.3
Japan	15.0
Korea	4.9
Mexico	0.7
Netherlands	0.7
New Zealand	0.7
Norway	9.6
Singapore	13.2
South Africa	1.5
Sweden	8.5
Switzerland	0.8
Taiwan	3.2
United Kingdom	8.0
United States	0.9

TOTAL	100.0%

MICRO CAP FUND — Schedule of Investments	SEPTEMBER 30, 2006

Shares		Value

	COMMON STOCKS 98.4%

	Auto Parts — After Market 2.2%
141,275	Aftermarket Technology Corp.*	$2,509,044
278,035	Keystone Automotive Industries, Inc.*	10,570,891

		13,079,935

	Banks 3.6%
103,755	Bank of the Ozarks, Inc.	3,514,182
121,013	Commonwealth Bankshares, Inc.	3,293,974
192,400	Epic Bancorp ††	2,837,900
226,480	Omni Financial Services, Inc.*	2,375,775
207,125	Placer Sierra Bancshares	4,600,246
212,800	United Western Bancorp, Inc.*	4,528,384

		21,150,461

	Chemicals 0.6%
114,675	Cabot Microelectronics Corp.*	3,304,933

	Commercial Information Services 2.0%
477,072	LECG Corp.*	8,949,871
76,240	Morningstar, Inc.*	2,813,256

		11,763,127

	Commercial Services and Supplies 8.4%
102,310	Acadomia Group* (France)	3,037,577
244,960	AMN Healthcare Services, Inc.*	5,817,800
58,420	CRA International, Inc.*	2,784,297
44,315	HMS Holdings Corp.*	559,255
137,075	Monro Muffler Brake, Inc.	4,661,921
368,475	Providence Service Corp. (The)*	10,166,225
7,070,625	Raffles Education Corp. Ltd. (Singapore)	11,320,845
88,710	Resources Connection, Inc.*	2,376,541
1,341,985	SM&A* ††	8,199,528

		48,923,989

	Computer Services Software and Systems 4.9%
131,075	DealerTrack Holdings, Inc.*	2,898,068
150,510	Interactive Intelligence, Inc.*	1,739,896
219,660	Kanbay International, Inc.*	4,516,210
849,900	NetScout Systems, Inc.*	5,515,851
423,235	Opnet Technologies, Inc.*	5,548,611
148,267	Retalix Ltd.* (Israel)	2,698,459
168,200	Rightnow Technologies, Inc.*	2,625,602
273,995	Unica Corp.*	2,822,148

		28,364,845

	Computer Technology 0.2%
321,130	Qualstar Corp.*	1,043,672

	Consumer Electronics 0.8%
212,930	DTS, Inc.*	4,509,857

	Distributors 0.9%
881,195	Commercial Solutions, Inc.* (Canada)	5,321,702

	Diversified Financial Services 2.8%
1,763,320	Acta Holdings ASA (Norway)	7,139,221
125,075	ADDENDA Capital, Inc. (Canada)	2,657,718
123,300	Home Capital Group, Inc. (Canada)	3,386,696
375,525	Treasury Group Ltd. (Australia)	3,138,637

		16,322,272

	Diversified Telecommunication Services 0.3%
420,010	Astra Microwave Products Ltd. (India)	1,540,984

Shares		Value

	Drugs and Pharmaceuticals 0.9%
238,925	La Jolla Pharmaceutical Co.*	$888,801
312,275	Salix Pharmaceuticals Ltd.*	4,234,449

		5,123,250

	Education Services 0.4%
147,131	Universal Technical Institute, Inc. *	2,632,174

	Electrical and Electronics 2.5%
529,572	Power Integrations, Inc.*	10,379,611
346,875	TTM Technologies, Inc.*	4,058,438

		14,438,049

	Electrical Equipment 1.3%
3,530,500	Unisteel Technology Ltd. (Singapore)	4,562,232
3,166,000	XAC Automation Corp. (Taiwan)	3,012,051

		7,574,283

	Electronics 1.5%
408,123	Nu Horizons Electronics Corp.*	5,199,487
98,790	Supertex, Inc.*	3,839,967

		9,039,454

	Electronics — Medical Systems 1.2%
215,055	Cardica, Inc.*	903,231
126,340	EPIX Pharmaceuticals, Inc.*	523,048
320,505	IRIDEX Corp.*	2,804,419
118,425	NXStage Medical, Inc.*	1,038,587
787,000	Ophthalmic Imaging Systems, Inc.*	1,629,090

		6,898,375

	Electronics — Semiconductors/ Components 8.6%
336,575	ASE Test Ltd.* (Taiwan)	2,874,351
137,926	Cascade Microtech, Inc.*	1,718,558
934,635	Micrel, Inc.*	8,963,150
892,076	Pericom Semiconductor Corp.*	8,697,741
1,016,985	PLX Technology, Inc.*	10,546,134
63,940	Silicon Laboratories, Inc.*	1,983,419
113,900	SiRF Technology Holdings, Inc.*	2,732,461
347,380	Techwell, Inc.*	5,203,752
216,730	Tessera Technologies, Inc.*	7,537,869

		50,257,435

	Energy Equipment and Services 0.7%
10,888,400	Advanced Holdings Ltd. (Singapore)	2,470,892
95,100	Bonnett’s Energy Services Trust (Canada)	1,836,995

		4,307,887

	Engineering and Contracting Services 1.1%
363,508	Stantec, Inc.* (Canada)	6,681,277

	Entertainment 0.3%
182,185	Outdoor Channel Holdings, Inc.*	1,983,995

	Finance Companies 1.2%
205,145	Nicholas Financial, Inc.*	2,835,104
272,705	United PanAm Financial Corp.*	4,221,473

		7,056,577

	Financial — Miscellaneous 0.5%
154,200	First Cash Financial Services, Inc. *	3,174,978

	Health Care Equipment and Supplies 1.7%
21,990,630	LMA International N.V.* (Singapore)	10,188,548

	Health Care Facilities 1.9%
122,525	Healthways, Inc.*	5,464,615
242,300	LHC Group, Inc.*	5,408,136

		10,872,751

MICRO CAP FUND — Schedule of Investments (continued)

Shares		Value

	Health Care Management Services 3.5%
522,338	AmSurg Corp.*	$11,627,244
246,521	CorVel Corp.*	8,647,957

		20,275,201

	Health Care Providers and Services 1.5%
123,246	Icon plc ADR* (Ireland)	8,698,703

	Home Building 0.4%
60,950	Meritage Homes Corp.*	2,536,129

	Household Durables 0.3%
117,188	easyhome Ltd. (Canada)	1,677,552

	Insurance 1.1%
219,905	Hub International Ltd. (Canada)	6,359,653

	Investment Management Companies 0.3%
27,832	Diamond Hill Investment Group, Inc.*	1,760,374

	Machinery 2.8%
199,150	Gulf Island Fabrication, Inc.	5,195,824
12,289,240	MMI Holdings Ltd. (Singapore)	7,707,888
252,800	Pason Systems, Inc. (Canada)	3,569,101

		16,472,813

	Medical and Dental Instruments and Supplies 8.1%
365,840	Abaxis, Inc.*	8,556,998
334,520	Cryocor, Inc.*	1,107,261
177,305	Cyberonics, Inc.*	3,108,157
82,715	Dexcom, Inc.*	920,618
148,400	Encision, Inc.*	341,320
396,750	Endologix, Inc.*	1,590,968
436,825	Enpath Medical, Inc.* ††	4,682,764
101,135	FoxHollow Technologies, Inc.*	3,457,806
393,250	IntraLase Corp.*	7,750,957
100,465	Northstar Neuroscience, Inc.*	1,326,138
243,385	NuVasive, Inc.*	4,894,472
226,815	Thoratec Corp.*	3,540,582
918,051	VNUS Medical Technologies, Inc.* ††	6,105,039

		47,383,080

	Medical Services 1.0%
483,272	U.S. Physical Therapy, Inc.*	5,760,602

	Miscellaneous Materials and Commodities 0.5%
301,890	Luna Innovations, Inc.*	1,110,955
77,600	Symyx Technologies, Inc.*	1,644,344

		2,755,299

	Multi-Sector Companies 0.5%
102,040	Raven Industries, Inc.	3,062,220

	Oil and Gas 2.2%
1,454,800	ARC Energy Ltd.* (Australia)	1,563,328
1,705,710	Ithaca Energy, Inc. (Canada)	3,433,701
776,325	Saxon Energy Services, Inc.* (Canada)	2,743,566
926,800	Tap Oil Ltd.* (Australia)	1,148,096
206,060	Toreador Resources Corp.*	3,795,625

		12,684,316

Shares		Value

	Production Technology Equipment 3.3%
158,955	Eagle Test Systems, Inc.*	$2,625,936
279,525	Entegris, Inc.*	3,049,618
528,550	inTEST Corp.* ††	3,033,877
298,790	Intevac, Inc.*	5,019,672
165,400	Nanometrics, Inc.*	1,529,950
223,700	Rudolph Technologies, Inc.*	4,100,421

		19,359,474

	Real Estate Investment Trusts (REIT) 1.0%
382,308	New York Mortgage Trust, Inc.	1,475,709
334,880	NorthStar Realty Finance Corp.	4,252,976

		5,728,685

	Retail 11.9%
187,325	America’s Car-Mart, Inc.*	3,081,496
689,890	Big 5 Sporting Goods Corp.	15,729,492
23,990	Bijou Brigitte AG (Germany)	6,209,459
7,064,880	China Hongxing Sports Ltd. (China)	7,214,514
202,600	Global Imaging Systems, Inc.*	4,471,382
205,555	Guitar Center, Inc.*	9,184,197
239,837	Hibbett Sporting Goods, Inc.*	6,278,933
5,930,006	Hongguo Int’l. Holdings Ltd.* (Bermuda)	2,485,788
174,485	Lithia Motors, Inc., Class A	4,313,269
406,075	Monsoon plc* (United Kingdom)	3,007,983
281,925	Rush Enterprises, Inc., Class B*	4,395,211
210,865	Tuesday Morning Corp.	2,926,806

		69,298,530

	Semiconductor Equipment and Products 2.3%
679,698	Holtek Semiconductor, Inc. (Taiwan)	1,172,176
1,706,005	O2Micro International Ltd. ADR* (Cayman Islands)	11,788,495
506,725	PSi Technologies Holdings, Inc. ADR* (Philippines)	298,968

		13,259,639

	Shoes 1.0%
206,275	Kenneth Cole Productions, Inc., Class A	5,026,922
134,525	Shoe Pavilion, Inc.*	982,032

		6,008,954

	Textiles, Apparel and Luxury Goods 1.3%
4,932,630	Ports Design Ltd. (Hong Kong)	7,597,574

	Transportation — Miscellaneous 0.4%
2,206,015	AutoInfo, Inc.* ††	2,294,256

	Transportation Infrastructure 0.5%
2,697,535	Goodpack Ltd.* (Singapore)	2,924,710

	Truckers 2.8%
135,870	Knight Transportation, Inc.	2,302,997
165,325	Universal Truckload Services, Inc.*	4,293,490
270,415	USA Truck, Inc.*	5,151,406
249,025	Vitran Corp., Inc.* (Canada)	4,606,962

		16,354,855

	Wholesalers 1.2%
316,375	Beacon Roofing Supply, Inc.*	6,403,430
32,460	Houston Wire & Cable Co.*	610,248

		7,013,678

	Total Common Stocks (cost $458,869,006)	574,821,107

SEPTEMBER 30, 2006

Shares		Value

	PREFERRED STOCKS 0.1%
	Drugs and Pharmaceuticals 0.1%
1,886,792	Point Biomedical Corp., Series F Pfd.* *** †	$700,000

	Total Preferred Stocks (cost $1,000,000)	700,000

	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
566,037	Point Biomedical Corp. expiring 2/16/2012* *** †	—

	Health Care Services 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/2009* *** †	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT - TERM INVESTMENTS 1.8%
	Repurchase Agreement 1.8%
$10,367,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $7,880,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $10,578,900; repurchase proceeds: $10,370,715 (cost $10,367,000)	$10,367,000

	Total Short-Term Investments (cost $10,367,000)	10,367,000

	Total Investments (cost $470,236,006) 100.3%	585,888,107

	Liabilities less Other Assets (0.3)%	(1,987,012)

	NET ASSETS 100.0%	$583,901,095

	* Non-income producing.

	*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

	† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

	†† Affiliated company (see Note 8).

	ADR American Depositary Receipts.

	See notes to financial statements.

At September 30, 2006, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.0
Bermuda	0.4
Canada	7.3
Cayman Islands	2.1
China	1.3
France	0.5
Germany	1.1
Hong Kong	1.3
India	0.3
Ireland	1.5
Israel	0.5
Norway	1.2
Philippines	0.1
Singapore	6.8
Taiwan	1.2
United Kingdom	0.5
United States	72.9

TOTAL	100.0%

MICRO CAP VALUE FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.8%

	Agriculture, Fishing and Ranching 0.5%
20,000	Terra Nitrogen Co., L.P.	$523,000

	Air Transport 0.6%
25,000	Air Methods Corp.*	590,000

	Auto Parts — After Market 1.2%
20,000	Aftermarket Technology Corp.*	355,200
20,000	Keystone Automotive Industries, Inc.*	760,400

		1,115,600

	Banks 8.3%
45,000	Commonwealth Bankshares, Inc.	1,224,900
25,000	Cornerstone Bancshares, Inc.	669,500
147,030	First Bank of Delaware*	426,387
12,000	First State Financial Corp.	213,000
13,340	Home Bancshares, Inc.	294,547
55,556	Idaho Trust Bancorp* *** †	500,004
15,000	Intervest Bancshares Corp.*	653,400
55,230	Omni Financial Services, Inc.*	579,363
35,000	Placer Sierra Bancshares	777,350
30,000	Royal Bancshares of Pennsylvania, Inc., Class A	812,700
40,000	Security Business Bank of San Diego*	820,000
45,000	United Western Bancorp, Inc.*	957,600

		7,928,751

	Biotechnology Research and Production 0.3%
48,035	Abcam plc (United Kingdom)	240,059

	Building Materials 0.9%
15,000	NCI Building Systems, Inc.*	872,550

	Building Products 1.7%
110,000	Fleetwood Corp. Ltd. (Australia)	546,702
200,000	IVRCL Infrastructure and Projects Ltd. (India)	1,102,861

		1,649,563

	Commercial Information Services 1.0%
50,000	LECG Corp.*	938,000

	Commercial Services and Supplies 3.5%
200,000	Allen-Vanguard Corp.* (Canada)	679,968
20,000	AMN Healthcare Services, Inc.*	475,000
10,000	MegaStudy Co. Ltd. (Korea)	1,130,719
14,295	Monro Muffler Brake, Inc.	486,173
100,000	SM&A*	611,000

		3,382,860

	Communications and Media 0.2%
30,000	Triple Crown Media, Inc.*	218,400

	Computer Services Software and Systems 5.2%
18,350	DealerTrack Holdings, Inc.*	405,718
98,385	Interactive Intelligence, Inc.*	1,137,331
200,000	Kana Software, Inc.*	622,000
132,750	NetScout Systems, Inc.*	861,547
66,325	Opnet Technologies, Inc.*	869,521
126,370	Saba Software, Inc.*	665,970
35,000	Unica Corp.*	360,500

		4,922,587

	Computer Technology 0.1%
19,955	Qualstar Corp.*	64,854

Shares		Value

	Consumer Products 0.2%
87,535	Natural Health Trends Corp.*	$227,591

	Distributors 1.6%
250,000	Commercial Solutions, Inc.* (Canada)	1,509,797

	Diversified Financial Services 4.4%
300,000	Acta Holdings ASA (Norway)	1,214,621
25,000	ADDENDA Capital, Inc. (Canada)	531,225
18,905	Euronet Worldwide, Inc.*	464,118
20,000	Home Capital Group, Inc. (Canada)	549,342
240	Osaka Securities Exchange Co. Ltd. (Japan)	845,350
75,869	Treasury Group Ltd. (Australia)	634,113

		4,238,769

	Drugs and Pharmaceuticals 0.3%
25,000	La Jolla Pharmaceutical Co.*	93,000
16,000	Novacea, Inc. *	120,640
10,000	Targacept, Inc.*	56,600

		270,240

	Electrical Equipment 1.3%
500,000	Unisteel Technology Ltd. (Singapore)	646,117
650,000	XAC Automation Corp. (Taiwan)	618,393

		1,264,510

	Electronic Equipment and Instruments 0.9%
1,299,764	Innovalues Precision Ltd. (Singapore)	639,067
122,480	Syntech Information Co. Ltd. (Taiwan)	187,549

		826,616

	Electronics 1.2%
30,000	Nu Horizons Electronics Corp.*	382,200
20,000	Supertex, Inc.*	777,400

		1,159,600

	Electronics — Medical Systems 1.7%
177,620	Allied Healthcare International, Inc.*	353,464
44,050	Cardica, Inc.*	185,010
90,865	IRIDEX Corp.*	795,069
127,500	Ophthalmic Imaging Systems, Inc.*	263,925

		1,597,468

	Electronics — Semiconductors/Components 5.5%
45,000	Cascade Microtech, Inc.*	560,700
85,000	Micrel, Inc.*	815,150
100,000	Pericom Semiconductor Corp.*	975,000
175,460	PLX Technology, Inc.*	1,819,520
40,000	QuickLogic Corp.*	141,600
40,000	SiRF Technology Holdings, Inc.*	959,600

		5,271,570

	Energy Equipment and Services 3.0%
1,400,000	Advanced Holdings Ltd. (Singapore)	317,700
30,000	Bonnett’s Energy Services Trust (Canada)	579,494
120,000	Canadian Sub-Surface Energy Services Corp., Class A* (Canada)	531,448
68,365	Deepwell Energy Services Trust (Canada)	637,959
63,525	Hyduke Energy Services, Inc.* (Canada)	105,146
40,000	TGS-NOPEC Geophysical Co. ASA* (Norway)	633,382

		2,805,129

	Engineering and Contracting Services 1.1%
50,000	Michael Baker Corp.*	1,018,000

SEPTEMBER 30, 2006

Shares		Value

	Finance Companies 2.6%
52,460	Dollar Financial Corp.*	$1,144,677
60,000	Nicholas Financial, Inc.*	829,200
35,000	United PanAm Financial Corp.*	541,800

		2,515,677

	Financial Data Processing Services and Systems 0.6%
46,300	CyberSource Corp.*	547,729

	Financial Information Services 0.5%
40,000	Clayton Holdings, Inc.*	502,800

	Financial — Miscellaneous 0.9%
40,000	First Cash Financial Services, Inc.*	823,600

	Health Care Equipment and Supplies 0.8%
55,500	CryoCath Technologies, Inc.* (Canada)	110,732
1,349,000	LMA International N.V.* (Singapore)	625,009

		735,741

	Health Care Facilities 1.5%
48,375	Allion Healthcare, Inc.*	202,208
53,114	LHC Group, Inc.*	1,185,504

		1,387,712

	Health Care Management Services 1.1%
35,000	Birner Dental Management Services, Inc.	766,850
10,000	Computer Programs & Systems, Inc.	327,700

		1,094,550

	Health Care Services 1.4%
75,000	Five Star Quality Care, Inc.*	807,000
20,000	Healthcare Services Group	503,200

		1,310,200

	Hotels, Restaurants and Leisure 1.0%
108,000	Club Cruise Entertainment & Travelling Services Europe B.V.* *** † (Sweden)	959,213

	Household Durables 0.7%
50,000	easyhome Ltd. (Canada)	715,756

	Household Products 0.5%
200,000	Fantastic Holdings Ltd. (Australia)	470,137

	Insurance 0.5%
60,425	CRM Holdings Ltd.* (Bermuda)	456,209

	Investment Management Companies 0.9%
55,000	Thomas Weisel Partners Group, Inc.*	882,750

	Machinery 4.3%
440,000	Awea Mechantronic Co. Ltd. (Taiwan)	760,133
50,000	CE Franklin Ltd.* (Canada)	561,500
45,000	Kadant, Inc.*	1,105,200
1,699,095	MMI Holdings Ltd. (Singapore)	1,065,683
45,000	Pason Systems, Inc. (Canada)	635,323

		4,127,839

	Marine 0.6%
302,650	Ezra Holdings Ltd. (Singapore)	568,518

Shares		Value

	Medical and Dental Instruments and Supplies 7.9%
52,070	AtriCure, Inc.*	$355,638
100,000	Cryocor, Inc.*	331,000
26,908	Cyberonics, Inc.*	471,697
40,000	Cytori Therapeutics, Inc.*	192,400
147,364	Encision, Inc.*	338,937
135,250	Endologix, Inc.*	542,353
129,875	Enpath Medical, Inc.*	1,392,260
30,000	IntraLase Corp.*	591,300
125,570	MTS Medication Technologies, Inc.*	1,002,049
50,025	NuVasive, Inc.*	1,006,003
63,000	RemoteMDx, Inc.*	125,370
185,219	VNUS Medical Technologies, Inc.*	1,231,706

		7,580,713

	Miscellaneous Materials and Commodities 0.3%
81,630	Luna Innovations, Inc.*	300,398

	Miscellaneous Materials and Processing 0.3%
75,000	Metalico, Inc.*	273,750

	Oil and Gas 1.7%
275,720	Ithaca Energy, Inc. (Canada)	555,042
100,000	Saxon Energy Services, Inc.* (Canada)	353,404
40,000	Toreador Resources Corp.*	736,800

		1,645,246

	Production Technology Equipment 3.2%
197,800	inTEST Corp.*	1,135,372
445,000	LogicVision, Inc.*	587,400
100,000	Nanometrics, Inc.*	925,000
23,775	Rudolph Technologies, Inc.*	435,796

		3,083,568

	Real Estate 0.5%
83,970	Erinaceous Group plc (United Kingdom)	495,874

	Real Estate Investment Trusts (REIT) 1.6%
50,000	Medical Properties Trust, Inc.	669,500
57,625	New York Mortgage Trust, Inc.	222,432
54,435	NorthStar Realty Finance Corp.	691,325

		1,583,257

	Rental and Leasing Services — Commercial 0.4%
113,000	MicroFinancial, Inc.	368,380

	Retail 5.7%
55,000	America’s Car-Mart, Inc.*	904,750
45,000	Big 5 Sporting Goods Corp.	1,026,000
2,500	Bijou Brigitte AG (Germany)	647,088
1,300,000	China Hongxing Sports Ltd. (China)	1,327,534
30,000	Golf Galaxy, Inc.*	390,000
40,000	Rush Enterprises, Inc., Class A*	667,200
35,000	Tuesday Morning Corp.	485,800

		5,448,372

	Semiconductor Equipment and Products 1.5%
9,000	austriamicrosystems AG* (Austria)	510,100
125,465	O2Micro International Ltd. ADR* (Cayman Islands)	866,963
55,320	PSi Technologies Holdings, Inc. ADR* (Philippines)	32,639

		1,409,702

MICRO CAP VALUE FUND — Schedule of Investments (continued)

Shares		Value

	Software 1.1%
50,000	Belzberg Technologies, Inc.* (Canada)	$424,980
30,000	Duzon Digital Ware Co. Ltd. (Korea)	586,495

		1,011,475

	Telecommunications Equipment 1.8%
350,000	Peco II, Inc.*	434,000
97,940	Telular Corp.*	212,520
110,000	WPCS International, Inc.*	1,092,300

		1,738,820

	Textiles, Apparel and Luxury Goods 2.2%
1,754,765	EganaGoldpfeil (Holdings) Ltd. (Hong Kong)	822,105
1,998,870	Moiselle Int’l. Holdings Ltd. (Hong Kong)	538,789
500,000	Ports Design Ltd. (Hong Kong)	770,134

		2,131,028

	Transportation — Miscellaneous 0.9%
800,000	AutoInfo, Inc.*	832,000

	Truckers 2.4%
70,000	Smithway Motor Xpress Corp.*	580,300
50,000	USA Truck, Inc.*	952,500
40,000	Vitran Corp., Inc.* (Canada)	740,000

		2,272,800

	Wholesalers 1.7%
65,000	Beacon Roofing Supply, Inc.*	1,315,600
15,905	Houston Wire & Cable Co.*	299,014

		1,614,614

	Total Common Stocks (cost $78,102,044)	91,523,942

	PREFERRED STOCKS 0.2%

	Drugs and Pharmaceuticals 0.2%
377,358	Point Biomedical Corp., Series F Pfd.* *** †	140,000

	Total Preferred Stocks (cost $200,000)	140,000

	WARRANTS 0.0%

	Computer Services Software and Systems 0.0%
200,000	CorVu Corp. expiring 11/19/06* *** †	—

	Drugs and Pharmaceuticals 0.0%
7,164	Acusphere, Inc. expiring 8/2/08* *** †	—
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—
113,207	Point Biomedical Corp. expiring 2/16/12* *** †	—

		—

	Health Care Services 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Metals and Mining 0.0%
125,000	Equigold NL expiring 5/31/07* (Australia)	17,723

	Total Warrants (cost $0)	17,723

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.2%

	Repurchase Agreement 4.2%
$4,009,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $3,050,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $4,094,625; repurchase proceeds: $4,010,437 (cost $4,009,000)	$4,009,000

	Total Short-Term Investments (cost $4,009,000)	4,009,000

	Total Investments (cost $82,311,044) 100.2%	95,690,665

	Liabilities less Other Assets (0.2)%	(182,945)

	NET ASSETS 100.0%	$95,507,720

Number of Contracts		Value

	CALL OPTIONS WRITTEN
100	Air Methods Corp. expiring 10/21/06 exercise price $25	$5,000

150	NCI Buildings Systems, Inc. expiring 10/21/06 exercise price $60	9,750

200	Supertex, Inc. expiring 10/21/06 exercise price $40	19,000

	Total Call Options Written (premium $71,028)	$33,750

* Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††† All or a portion of this security has been designated as collateral for written options or purchase commitments (see Note 10).

ADR American Depositary Receipts.

See notes to financial statements.

SEPTEMBER 30, 2006

At September 30, 2006, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Australia	1.8
Austria	0.6
Bermuda	0.5
Canada	10.1
Cayman Islands	1.0
China	1.5
Germany	0.7
Hong Kong	2.3
India	1.2
Japan	0.9
Korea	1.9
Norway	2.0
Philippines	< 0.1
Singapore	4.2
Sweden	1.0
Taiwan	1.7
United Kingdom	0.8
United States	67.8

TOTAL	100.0%

SMALL CAP GROWTH FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Airlines 0.5%
709,650	WestJet Airlines Ltd.* ***	$6,380,945

	Banks 8.1%
677,038	Bank of the Ozarks, Inc.	22,931,277
197,560	First Community Bancorp, Inc.	11,053,482
506,780	HDFC Bank Ltd. ADR	30,938,919
316,225	Prosperity Bancshares, Inc.	10,764,299
210,297	The Bank of N.T. Butterfield & Son Ltd.	12,093,416
685,270	UCBH Holding, Inc.	11,964,814

		99,746,207

	Beverage — Soft Drinks 0.1%
69,882	Peet’s Coffee & Tea, Inc.*	1,747,749

	Biotechnology Research and Production 3.4%
199,055	ArthroCare Corp.*	9,327,717
467,420	Encysive Pharmaceuticals, Inc.*	2,009,906
189,190	Myriad Genetics, Inc.*	4,663,534
486,265	Neurochem, Inc.*	9,010,490
1,070,525	QIAGEN N.V.*	16,957,116

		41,968,763

	Commercial Services and Supplies 6.9%
135,070	Advisory Board Co.*	6,823,736
1,666,240	Copart, Inc.*	46,971,306
43,570	Corporate Executive Board Co.	3,917,379
72,285	CoStar Group, Inc.*	2,986,816
111,309	CRA International, Inc.*	5,304,987
98,310	LoopNet, Inc.*	1,244,605
650,550	Resources Connection, Inc.*	17,428,234

		84,677,063

	Computer Services Software and Systems 6.6%
217,266	Cognizant Technology Solutions Corp., Class A*	16,090,720
498,918	DealerTrack Holdings, Inc.*	11,031,077
191,825	F5 Networks, Inc.*	10,304,839
299,600	Macrovision Corp.*	7,097,524
393,035	NeuStar, Inc., Class A*	10,906,721
548,506	Retalix Ltd.*	9,982,809
52,765	Riverbed Technology, Inc.*	1,028,918
492,080	SRA International, Inc., Class A*	14,791,925

		81,234,533

	Diversified Financial Services 1.6%
62,410	Australian Stock Exchange Ltd.	1,513,637
193,820	AWD Holding AG	7,006,229
431,090	Home Capital Group, Inc.	11,840,801

		20,360,667

	Drugs and Pharmaceuticals 1.0%
444,260	Alexza Pharmaceuticals, Inc.*	3,611,834
295,215	Ligand Pharmaceuticals, Inc., Class B*	2,963,958
338,555	NeoPharm, Inc.*	1,641,992
220,580	Novacea, Inc *	1,663,173
359,360	Valera Pharmaceuticals, Inc.*	2,303,498

		12,184,455

	Education Services 2.9%
231,940	Strayer Education, Inc.	25,098,228
570,570	Universal Technical Institute, Inc.*	10,207,497

		35,305,725

	Electrical and Electronics 2.3%
1,455,490	Power Integrations, Inc.*	28,527,604

Shares		Value

	Electronics 0.2%
228,685	Semtech Corp.*	$2,918,021

	Electronics — Medical Systems 0.3%
474,556	NXStage Medical, Inc.*	4,161,856

	Electronics — Semiconductors/ Components 8.0%
699,572	Integrated Device Technology, Inc.*	11,235,126
2,231,545	Micrel, Inc.*	21,400,517
992,838	Microtune, Inc.*	4,825,193
1,070,480	PLX Technology, Inc.*	11,100,877
542,920	Silicon Laboratories, Inc.*	16,841,378
482,827	SiRF Technology Holdings, Inc.*	11,583,020
617,495	Tessera Technologies, Inc.*	21,476,476

		98,462,587

	Energy Equipment and Services 0.4%
308,480	Trican Well Service Ltd.	5,196,992

	Engineering and Contracting Services 2.1%
987,060	Stantec, Inc.*	18,142,163
210,130	URS Corp.*	8,171,956

		26,314,119

	Entertainment 0.5%
522,140	Outdoor Channel Holdings, Inc.*	5,686,105

	Financial Data Processing Services and Systems 0.8%
816,224	CyberSource Corp.*	9,655,930

	Financial Information Services 3.2%
817,685	FactSet Research Systems, Inc.	39,714,960

	Health Care Facilities 4.2%
359,835	Healthways, Inc.*	16,048,641
207,375	Pharmaceutical Product Development, Inc.	7,401,214
1,160,182	United Surgical Partners International, Inc.*	28,807,319

		52,257,174

	Health Care Management Services 3.9%
1,211,348	AmSurg Corp.*	26,964,606
367,940	HealthSpring, Inc.*	7,082,845
311,590	Pediatrix Medical Group, Inc.*	14,208,504

		48,255,955

	Health Care Providers and Services 1.9%
330,204	Icon plc ADR*	23,305,798

	Home Building 1.3%
324,930	Meritage Homes Corp.*	13,520,337
5,664	NVR, Inc.*	3,030,240

		16,550,577

	Household Durables 0.6%
194,130	Desarrolladora Homex S.A. de C.V. ADR*	7,330,349

	Investment Management Companies 0.3%
251,990	Thomas Weisel Partners Group, Inc.*	4,044,440

	Leisure Time 1.1%
280,960	Life Time Fitness, Inc.*	13,005,638

	Machinery 1.6%
6,395,000	Emeco Holdings Ltd.*	8,733,248
806,230	Pason Systems, Inc.	11,382,580

		20,115,828

SEPTEMBER 30, 2006

Shares		Value

	Medical and Dental Instruments and Supplies 9.1%
699,947	Abaxis, Inc.*	$16,371,760
416,565	Cyberonics, Inc.*	7,302,384
405,007	Dexcom, Inc.*	4,507,728
354,010	FoxHollow Technologies, Inc.*	12,103,602
375,470	Kyphon, Inc.*	14,050,087
247,740	Northstar Neuroscience, Inc.*	3,270,168
472,400	NuVasive, Inc.*	9,499,964
242,710	ResMed, Inc.*	9,769,078
690,608	Techne Corp.*	35,124,323

		111,999,094

	Medical Services 0.6%
254,375	PRA International*	6,789,269

	Miscellaneous Materials and Commodities 0.3%
165,974	Symyx Technologies, Inc.*	3,516,989

	Oil and Gas 0.6%
432,591	Toreador Resources Corp.*	7,968,326

	Real Estate Investment Trusts (REIT) 1.1%
263,878	Redwood Trust, Inc.	13,291,535

	Recreational Vehicles and Boats 0.4%
170,280	Winnebago Industries, Inc.	5,343,386

	Restaurants 0.4%
136,750	PF Chang’s China Bistro, Inc.*	4,746,592

	Retail 15.7%
43,465	Bijou Brigitte AG	11,250,276
386,535	Blue Nile, Inc.*	14,050,547
220,187	Central Garden & Pet Co.*	10,626,225
219,135	Golf Galaxy, Inc.*	2,848,755
933,960	Guitar Center, Inc.*	41,729,333
1,014,506	Hibbett Sporting Goods, Inc.*	26,559,767
1,161,795	Monsoon plc*	8,605,945
2,013,774	O’Reilly Automotive, Inc.*	66,877,435
245,315	Pacific Sunwear of California, Inc.*	3,699,350
545,985	Tuesday Morning Corp.	7,578,272

		193,825,905

	Securities Brokerage and Services 0.8%
172,490	GFI Group, Inc.*	9,536,972

	Semiconductor Equipment and Products 0.8%
1,482,345	O2Micro International Ltd. ADR*	10,243,004

	Textiles, Apparel and Luxury Goods 0.7%
4,196,000	Li Ning Co. Ltd.	4,793,367
2,570,000	Ports Design Ltd.	3,958,490

		8,751,857

	Truckers 3.7%
2,663,204	Knight Transportation, Inc.	45,141,308

	Wholesalers 1.1%
696,297	Beacon Roofing Supply, Inc.*	14,093,051

	Total Common Stocks (cost $985,089,123)	1,224,357,328

Shares		Value

	PREFERRED STOCKS 0.6%
	Biotechnology Research and Production 0.2%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$2,000,000

	Communications Technology 0.0%
404,517	Incipient, Inc., Series D Pfd.* *** †	586,550

	Drugs and Pharmaceuticals 0.1%
3,773,584	Point Biomedical Corp., Series F Pfd.* *** †	1,400,000

	Electronics — Medical Systems 0.1%
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,161

	Health Care Management Services 0.1%
516,161	Elder Health, Inc., Series G Pfd.* *** †	571,428
362,782	TargetRX, Inc., Series D Pfd.* *** †	504,267

		1,075,695

	Utilities — Telecommunications 0.1%
236,372	Neutral Tandem, Inc., Series C Pfd.* *** †	1,485,102

	Total Preferred Stocks (cost $10,186,405)	7,890,508

	LIMITED PARTNERSHIP INTEREST 0.2%

	Other 0.2%
	Montagu Newhall Global Partners II-B, L.P.* *** †	1,763,112
	Montagu Newhall Global Partners III-B, L.P.* *** †	118,257

		1,881,369

	Total Limited Partnership Interest (cost $2,123,935)	1,881,369

SMALL CAP GROWTH FUND — Schedule of Investments (continued)	SEPTEMBER 30, 2006

Shares		Value

	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
1,132,075	Point Biomedical Corp. expiring 2/16/12* *** †	$—

	Electronics — Medical Systems 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

	Total Investments (cost $997,399,463) 99.9%	1,234,129,205

	Other Assets less Liabilities 0.1%	848,894

	NET ASSETS 100.0%	$1,234,978,099

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

	† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

	††† All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

	ADR American Depositary Receipts.

	See notes to financial statements.

SMALL CAP VALUE FUND — Schedule of Investments	SEPTEMBER 30, 2006

Shares		Value

	COMMON STOCKS 98.3%

	Aerospace 0.4%
83,743	HEICO Corp., Class A	$2,432,734

	Air Transport 0.6%
110,585	Copa Holdings S.A.	3,796,383

	Auto Parts — After Market 4.1%
414,344	Aftermarket Technology Corp.*	7,358,749
521,884	Keystone Automotive Industries, Inc.*	19,842,030

		27,200,779

	Banks 5.4%
419,840	Franklin Bank Corp.*	8,346,419
449,640	Placer Sierra Bancshares	9,986,505
343,465	United Western Bancorp, Inc.*	7,308,935
1,238,722	UTI Bank Ltd.	10,252,798

		35,894,657

	Building Materials 1.7%
130,205	NCI Building Systems, Inc.*	7,574,025
147,814	Trex Company, Inc.*	3,571,186

		11,145,211

	Building — Miscellaneous 0.4%
102,460	Drew Industries, Inc.*	2,588,140

	Commercial Services and Supplies 4.2%
280,102	AMN Healthcare Services, Inc.*	6,652,422
402,269	Monro Muffler Brake, Inc.	13,681,169
673,153	SM&A*	4,112,965
91,285	World Fuel Services Corp.	3,692,478

		28,139,034

	Computer Services Software and Systems 1.0%
76,420	DealerTrack Holdings, Inc.*	1,689,646
769,075	NetScout Systems, Inc.*	4,991,297

		6,680,943

	Computers and Peripherals 0.2%
1,719,580	Torex Retail plc	1,400,102

	Consumer Electronics 0.7%
723,141	PLATO Learning, Inc.*	4,606,408

	Consumer Products 1.4%
280,683	Helen of Troy Ltd.*	4,928,793
140,880	Jarden Corp.*	4,644,814

		9,573,607

	Containers and Packaging — Metal and Glass 0.6%
145,484	Mobile Mini, Inc.*	4,133,200

	Diversified Financial Services 2.6%
349,350	Housing Development Finance Corp. Ltd.	11,692,048
401,290	U.S.I. Holdings Corp.*	5,437,479

		17,129,527

	Education Services 0.5%
189,330	Universal Technical Institute, Inc.*	3,387,114

	Electrical and Electronics 1.4%
135,960	Power Integrations, Inc.*	2,664,816
549,495	TTM Technologies, Inc.*	6,429,092

		9,093,908

	Electronics 2.1%
422,949	Nu Horizons Electronics Corp.*	5,388,370
225,343	Supertex, Inc.*	8,759,083

		14,147,453

Shares		Value

	Electronics — Semiconductors/ Components 4.3%
421,245	ASE Test Ltd.*	$3,597,432
764,995	Micrel, Inc.*	7,336,302
1,172,720	ON Semiconductor Corp.*	6,895,594
1,112,885	Pericom Semiconductor Corp.*	10,850,629

		28,679,957

	Engineering and Contracting Services 0.5%
160,035	Michael Baker Corp.*	3,258,313

	Finance Companies 3.8%
83,935	Accredited Home Lenders Holding Co.*	3,016,624
606,730	Dollar Financial Corp.*	13,238,848
594,610	United PanAm Financial Corp.*	9,204,563

		25,460,035

	Finance — Small Loan 1.8%
476,155	AmeriCredit Corp.*	11,899,113

	Financial Data Processing Services and Systems 0.6%
626,202	Hypercom Corp.*	4,245,650

	Financial — Miscellaneous 1.8%
295,004	Fidelity National Financial, Inc.	12,286,917

	Foods 0.3%
74,466	NBTY, Inc.*	2,179,620

	Health Care Facilities 1.7%
470,990	Capital Senior Living Corp.*	4,356,657
303,034	LHC Group, Inc.*	6,763,719

		11,120,376

	Health Care Management Services 0.8%
145,124	CorVel Corp.*	5,090,950

	Health Care Services 1.2%
60,150	Amedisys, Inc.*	2,386,151
499,215	Five Star Quality Care, Inc.*	5,371,553

		7,757,704

	Home Building 0.8%
78,002	M.D.C. Holdings, Inc.	3,623,193
2,990	NVR, Inc.*	1,599,650

		5,222,843

	Hotels, Restaurants and Leisure 0.5%
91,760	Orient-Express Hotels Ltd., Class A	3,429,989

	Household Durables 0.4%
3,258,960	Nien Made Enterprise Co. Ltd.	2,667,406

	Household Furnishings 0.8%
155,635	American Woodmark Corp.	5,243,343

	Insurance 3.0%
596,137	Hub International Ltd.	17,240,282
411,750	KMG America Corp.*	3,026,363

		20,266,645

	Investment Management Companies 4.3%
413,575	Apollo Investment Corp.	8,482,423
556,410	Ares Capital Corp.	9,692,662
400	Brantley Mezzanine Finance, LLC* ** *** †	—
638,293	MCG Capital Corp.	10,423,325

		28,598,410

SMALL CAP VALUE FUND — Schedule of Investments (continued)

Shares		Value

	Jewelry, Watches and Gemstones 1.2%
370,000	Fossil, Inc.*	$7,969,800

	Medical Services 1.8%
121,395	Magellan Health Services, Inc.*	5,171,427
542,600	U.S. Physical Therapy, Inc.*	6,467,792

		11,639,219

	Metals and Mining 0.4%
2,074,275	Consolidated Minerals Ltd.	2,708,872

	Miscellaneous Producer Durables 0.3%
165,830	Blount International, Inc.*	1,661,617

	Oil and Gas 7.4%
304,520	CNX Gas Corp.*	7,055,729
1,474,740	Far East Energy Corp.*	1,681,203
318,440	Petrohawk Energy Corp.*	3,305,407
135,750	Plains Exploration & Production Co.*	5,825,033
2,833,875	Saxon Energy Services, Inc.*	10,015,036
537,585	Toreador Resources Corp.*	9,902,316
237,890	Ultra Petroleum Corp.*	11,444,888

		49,229,612

	Printing and Copying Services 0.5%
181,160	Schawk, Inc.	3,300,735

	Production Technology Equipment 0.3%
229,645	Nanometrics, Inc.*	2,124,216

	Publishing — Miscellaneous 0.5%
93,515	Courier Corp.	3,473,147

	Real Estate Investment Trusts (REIT) 13.0%
314,195	Arbor Realty Trust, Inc.	8,030,824
475,000	CBRE Realty Financial, Inc.***†	6,671,494
280,205	Crystal River Capital, Inc.	6,411,090
300,000	Crystal River Capital, Inc.***†	6,726,720
1,483,470	HomeBanc Corp.	9,123,341
321,880	KKR Financial Corp.	7,898,935
838,535	Medical Properties Trust, Inc.	11,227,984
1,093,920	NorthStar Realty Finance Corp.	13,892,784
326,065	Redwood Trust, Inc.	16,423,894

		86,407,066

	Rental and Leasing Services — Commercial 1.8%
381,410	McGrath RentCorp	9,764,096
670,108	MicroFinancial, Inc.	2,184,552

		11,948,648

	Retail 8.4%
447,307	America’s Car-Mart, Inc.*	7,358,200
460,466	Big 5 Sporting Goods Corp.	10,498,625
576,300	Global Imaging Systems, Inc.*	12,718,941
384,495	Lithia Motors, Inc., Class A	9,504,716
250,023	Rush Enterprises, Inc., Class A*	4,170,384
134,980	Rush Enterprises, Inc., Class B*	2,104,338
275,080	Sonic Automotive, Inc.	6,351,597
231,275	Tuesday Morning Corp.	3,210,097

		55,916,898

	Shoes 0.5%
139,515	Kenneth Cole Productions, Inc., Class A	3,399,981

	Textiles, Apparel and Luxury Goods 0.1%
1,370,000	EganaGoldpfeil (Holdings) Ltd.	641,843

Shares		Value

	Truckers 5.7%
90,905	Con-way, Inc.	$4,074,362
120,970	Covenant Transport, Inc., Class A*	1,477,044
336,710	J.B. Hunt Transport Services, Inc.	6,993,467
323,829	Quality Distribution, Inc.*	4,766,763
417,581	USA Truck, Inc.*	7,954,918
680,315	Vitran Corp., Inc.*	12,585,827

		37,852,381

	Wholesalers 2.5%
787,560	Beacon Roofing Supply, Inc.*	15,940,214
38,890	Houston Wire & Cable Co.*	731,132

		16,671,346

	Total Common Stocks (cost $527,063,258)	653,701,852

SEPTEMBER 30, 2006

Principal Amount		Value

	CORPORATE BONDS 0.3%
	Investment Management Companies 0.3%
$2,000,000	Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09***†‡	$1,776,400

	Total Corporate Bonds (cost $ 1,973,795)	1,776,400

	SHORT-TERM INVESTMENTS 1.0%
	Repurchase Agreement 1.0%
6,326,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $ 4,810,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $6,457,425; repurchase proceeds: $ 6,328,267 (cost $ 6,326,000)	$6,326,000

	Total Short-Term Investments (cost $6,326,000)	6,326,000

	Total Investments (cost $535,363,053) 99.6%	661,804,252

	Other Assets less Liabilities 0.4%	2,820,602

	NET ASSETS 100.0%	$664,624,854

Number of Contracts		Value

	CALL OPTIONS WRITTEN
600	NCI Buildings Systems, Inc. expiring 10/21/06 exercise $ 60	$39,000

900	Supertex, Inc. expiring 10/21/06 exercise $ 40	85,500

	Total Call Options Written (premium $230,882)	$124,500

	* Non-income producing.
	** Common units.
	*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
	† Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).
	Affiliated company (see Note 8).
	All or a portion of this security has been designated as collateral for written options.
	‡ Defaulted security.
	See notes to financial statements.

STRATEGIC INCOME FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.3%

	Agriculture, Fishing and Ranching 0.5%
2,250	Terra Nitrogen Co., L.P.	$58,837

	Auto Components 0.6%
42,845	Super Cheap Auto Group Ltd. (Australia)	79,933

	Banks 6.4%
129,985	Fubon Bank Ltd. (Hong Kong)	50,387
4,483	HSBC Holdings plc (United Kingdom)	81,769
5,390	Indymac Bancorp, Inc.	221,853
2,980	North Fork Bancorporation, Inc.	85,347
3,235	Popular, Inc. (Puerto Rico)	62,888
17,042	The Bank of East Asia Ltd. (Hong Kong)	77,437
4,116	The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	236,696

		816,377

	Chemicals 0.9%
2,935	Dow Chemical Co.	114,406

	Commercial Services and Supplies 4.7%
1,495	Corporate Executive Board Co.	134,415
6,705	Macquarie Infrastructure Company Trust	209,062
5,065	Monro Muffler Brake, Inc.	172,261
54,000	Raffles Education Corp. Ltd. (Singapore)	86,460

		602,198

	Cosmetics 1.2%
4,865	Avon Products, Inc.	149,161

	Diversified Financial Services 13.1%
43,285	Acta Holdings ASA (Norway)	175,250
4,325	Adjustable Rate MBS Trust (Canada)	77,585
2,600	Australian Stock Exchange Ltd. (Australia)	63,058
3,640	AWD Holding AG (Germany)	131,579
2,722	Banco de Chile ADR (Chile)	113,154
1,360	Citigroup, Inc.	67,551
9,300	Countrywide Financial Corp.	325,872
7,505	D. Carnegie & Co. AB (Sweden)	158,345
241,000	Macquarie International Infrastructure Fund Ltd. (Bermuda)	144,320
1,260	Oslo Bors Holdings ASA (Norway)	110,144
1,740	Perpetual Ltd. (Australia)	94,919
13,518	Treasury Group Ltd. (Australia)	112,983
1,545	Union Financiere de France Banque S.A. (France)	91,742

		1,666,502

	Drugs and Pharmaceuticals 0.4%
1,695	Pfizer, Inc.	48,070

	Electronics — Semiconductors/ Components 2.6%
5,300	Maxim Integrated Products, Inc.	148,771
5,560	Microchip Technology, Inc.	180,255

		329,026

	Energy Equipment and Services 1.2%
4,960	Bonnett’s Energy Services Trust (Canada)	95,810
5,440	Deepwell Energy Services Trust (Canada)	50,764

		146,574

	Finance Companies 3.5%
4,155	Capital One Financial Corp.	326,832
13,340	Delta Financial Corp.	122,195

		449,027

Shares		Value

	Financial Data Processing Services and Systems 1.0%
3,625	Paychex, Inc.	$133,581

	Financial — Miscellaneous 3.9%
2,895	Fidelity National Financial, Inc.	120,577
6,115	First American Corp.	258,909
1,945	MGIC Investment Corp.	116,641

		496,127

	Health Care Management Services 2.2%
6,840	Birner Dental Management Services, Inc.	149,864
3,980	Computer Programs & Systems, Inc.	130,425

		280,289

	Home Building 2.1%
5,665	D.R. Horton, Inc.	135,677
2,825	M.D.C. Holdings, Inc.	131,221

		266,898

	Investment Management Companies 5.5%
940	AllianceBernstein Holding L.P.	64,851
3,935	Allied Capital Corp.	118,876
10,048	Apollo Investment Corp.	206,085
18,203	Ares Capital Corp.	317,096

		706,908

	Leisure Time 1.4%
4,500	Pool Corp.	173,250

	Medical and Dental Instruments and Supplies 0.8%
2,135	Landauer, Inc.	108,351

	Metals and Mining 0.4%
42,423	Consolidated Minerals Ltd. (Australia)	55,402

	Oil and Gas 0.6%
1,285	ConocoPhillips	76,496

	Personal Products 0.9%
9,525	Natura Cosmeticos S.A. (Brazil)	116,946

	Real Estate 0.6%
78,000	Suntec Real Estate Investment Trust (Singapore)	72,769

SEPTEMBER 30, 2006

Shares		Value

	Real Estate Investment Trusts (REIT) 33.6%
5,785	American Home Mortgage Investment Corp.	$201,723
6,705	American Mortgage Acceptance Co.	120,958
23,730	Anthracite Capital, Inc.	305,168
17,365	Anworth Mortgage Asset Corp.	144,998
9,940	Arbor Realty Trust, Inc.	254,066
12,585	Capital Lease Funding, Inc.	139,568
10,855	CapitalSource, Inc.	280,276
3,150	Capital Trust, Inc., Class A	128,300
8,400	CBRE Realty Finance, Inc.	128,100
6,165	Deerfield Triarc Capital Corp.	80,823
7,395	Fieldstone Investment Corp.	64,558
9,765	Gramercy Capital Corp.	246,176
34,495	HomeBanc Corp.	212,144
4,440	iStar Financial, Inc.	185,148
7,540	JER Investors Trust, Inc.	129,386
10,155	KKR Financial Corp.	249,204
19,340	MFA Mortgage Investments, Inc.	144,083
835	New Century Financial Corp.	32,824
52,070	New York Mortgage Trust, Inc.	200,990
19,830	NorthStar Realty Finance Corp.	251,841
2,365	NovaStar Financial, Inc.	69,034
17,185	Opteum, Inc.	138,339
4,370	RAIT Investment Trust	126,075
7,910	Redwood Trust, Inc.	398,427
3,490	Spirit Finance Corp.	40,519

		4,272,728

	Rental and Leasing Services — Commercial 2.0%
6,430	McGrath RentCorp	164,608
28,450	MicroFinancial, Inc.	92,747

		257,355

	Retail 2.8%
3,515	Home Depot, Inc.	127,489
18,315	Topps Tiles plc (United Kingdom)	88,788
2,750	Wal-Mart Stores, Inc.	135,630

		351,907

	Savings and Loans 0.7%
3,930	Washington Federal, Inc.	88,189

	Securities Brokerage and Services 0.6%
3,630	CharterMac	72,455

	Transportation Infrastructure 0.6%
770	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR (Mexico)	26,180
88,000	Singapore Post Ltd. (Singapore)	56,026

		82,206

	Wireless Telecommunication Services 0.5%
300	SK Telecom Co. Ltd. (Korea)	63,880

	Total Common Stocks (cost $11,732,888)	12,135,848

	PREFERRED STOCKS 1.0%

	Machinery 1.0%
27,500	Weg S.A. Pfd. (Brazil)	124,353

	Total Preferred Stocks (cost $112,958)	124,353

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.4%

	Repurchase Agreement 5.4%
$684,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $520,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $698,100; repurchase proceeds: $684,245 (cost $684,000)	$684,000

	Total Short-Term Investments (cost $684,000)	684,000

	Total Investments (cost $12,529,846) 101.7%	12,944,201

	Liabilities less Other Assets (1.7)%	(212,169)

	NET ASSETS 100.0%	$12,732,032

	ADR American Depositary Receipts. See notes to financial statements.

At September 30, 2006, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.3
Bermuda	3.1
Brazil	2.0
Canada	1.8
Chile	0.9
France	0.8
Germany	1.1
Hong Kong	1.0
Korea	0.5
Mexico	0.2
Norway	2.3
Puerto Rico	0.5
Singapore	1.8
Sweden	1.3
United Kingdom	1.4
United States	78.0

TOTAL	100.0%

ULTRA GROWTH FUND — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Banks 3.9%
255,300	HDFC Bank Ltd.	$5,160,082
108,580	HDFC Bank Ltd. ADR	6,628,809

		11,788,891

	Beverage — Soft Drinks 0.6%
76,420	Peet’s Coffee & Tea, Inc.*	1,911,264

	Biotechnology Research and Production 3.1%
200,645	ArthroCare Corp.*	9,402,225

	Casinos and Gambling 1.6%
183,950	Shuffle Master, Inc.*	4,968,490

	Chemicals 0.4%
40,765	Cabot Microelectronics Corp.*	1,174,847

	Commercial Information Services 3.6%
405,295	LECG Corp.*	7,603,334
94,650	Morningstar, Inc.*	3,492,585

		11,095,919

	Commercial Services and Supplies 5.9%
52,947	Advisory Board Co.*	2,674,882
47,770	Corporate Executive Board Co.	4,295,001
18,819	CoStar Group, Inc.*	777,601
249,820	Providence Service Corp. (The)*	6,892,534
2,235,000	Raffles Education Corp. Ltd.	3,578,480

		18,218,498

	Communications Technology 1.7%
101,105	Comtech Group, Inc.*	1,513,542
128,765	Novatel Wireless, Inc.*	1,240,007
61,035	WebEx Communications, Inc.*	2,381,586

		5,135,135

	Computer Services Software and Systems 10.5%
104,445	Cognizant Technology Solutions Corp., Class A*	7,735,197
149,740	DealerTrack Holdings, Inc.*	3,310,751
88,980	F5 Networks, Inc.*	4,780,006
83,390	Kanbay International, Inc.*	1,714,498
156,350	NeuStar, Inc., Class A*	4,338,713
176,070	Opnet Technologies, Inc.*	2,308,278
268,088	SRA International, Inc., Class A*	8,058,725

		32,246,168

	Computer Technology 0.5%
64,151	Trident Microsystems, Inc.*	1,492,152

	Diversified Telecommunication Services 0.5%
438,838	Astra Microwave Products Ltd.	1,610,063

	Drugs and Pharmaceuticals 0.3%
30,465	Aspreva Pharmaceuticals Corp.*	790,567

	Education Services 2.5%
86,065	Laureate Education, Inc.*	4,119,071
31,426	Strayer Education, Inc.	3,400,607

		7,519,678

	Electrical and Electronics 1.8%
282,323	Power Integrations, Inc.*	5,533,531

	Electronics 0.3%
30,620	FLIR Systems, Inc.*	831,639

Shares		Value

	Electronics — Medical Systems 1.0%
30,090	Intuitive Surgical, Inc.*	$3,172,991

	Electronics — Semiconductors/Components 15.2%
118,820	Advanced Analogic Technologies, Inc.*	652,322
127,807	Integrated Device Technology, Inc.*	2,052,580
540,455	Micrel, Inc.*	5,182,963
233,735	Microchip Technology, Inc.	7,577,689
127,625	Microsemi Corp.*	2,405,731
274,895	Microtune, Inc.*	1,335,990
139,738	PLX Technology, Inc.*	1,449,083
58,975	Saifun Semiconductors Ltd.*	1,703,788
325,840	Silicon Laboratories, Inc.*	10,107,557
200,101	SiRF Technology Holdings, Inc.*	4,800,423
161,870	Techwell, Inc.*	2,424,813
201,780	Tessera Technologies, Inc.*	7,017,908

		46,710,847

	Energy Equipment and Services 0.6%
123,520	TGS-NOPEC Geophysical Co. ASA*	1,955,884

	Financial Information Services 1.1%
106,130	Clayton Holdings, Inc.*	1,334,054
41,510	FactSet Research Systems, Inc.	2,016,141

		3,350,195

	Financial — Miscellaneous 0.9%
128,498	First Cash Financial Services, Inc.*	2,645,774

	Health Care Facilities 9.3%
198,911	Healthways, Inc.*	8,871,431
213,849	Psychiatric Solutions, Inc.*	7,290,112
491,606	United Surgical Partners International, Inc.*	12,206,577

		28,368,120

	Health Care Management Services 4.4%
116,677	AmSurg Corp.*	2,597,230
180,895	Pediatrix Medical Group, Inc.*	8,248,812
44,405	WellCare Health Plans, Inc.*	2,514,655

		13,360,697

	Health Care Providers and Services 1.0%
44,217	Icon plc ADR*	3,120,836

	Leisure Time 0.7%
46,335	Life Time Fitness, Inc.*	2,144,847

	Machinery 0.5%
100,800	Pason Systems, Inc.	1,423,122

	Medical and Dental Instruments and Supplies 8.1%
63,965	Abaxis, Inc.*	1,496,141
27,185	Dexcom, Inc.*	302,569
88,230	FoxHollow Technologies, Inc.*	3,016,584
321,420	IntraLase Corp.*	6,335,188
167,415	Kyphon, Inc.*	6,264,669
156,186	NuVasive, Inc.*	3,140,901
78,685	ResMed, Inc.*	3,167,071
15,645	Techne Corp.*	795,705
64,714	VNUS Medical Technologies, Inc.*	430,348

		24,949,176

	Miscellaneous Materials and Commodities 1.4%
168,760	Luna Innovations, Inc.*	621,037
177,680	Symyx Technologies, Inc.*	3,765,039

		4,386,076

SEPTEMBER 30, 2006

Shares		Value

	Oil and Gas 0.5%
152,490	Petrohawk Energy Corp.*	$1,582,846
	Production Technology Equipment 1.8%
132,780	Eagle Test Systems, Inc.*	2,193,525
172,920	Rudolph Technologies, Inc.*	3,169,624

		5,363,149

	Retail 6.6%
23,710	Blue Nile, Inc.*	861,858
45,435	Charlotte Russe Holdings, Inc.*	1,251,280
149,610	Guitar Center, Inc.*	6,684,575
6,319,640	Hongguo Int’l. Holdings Ltd.*	2,649,118
265,625	O’Reilly Automotive, Inc.*	8,821,406

		20,268,237

	Securities Brokerage and Services 1.5%
80,440	GFI Group, Inc.*	4,447,528

	Semiconductor Equipment and Products 1.9%
55,535	CSR plc*	876,279
719,535	O2Micro International Ltd. ADR*	4,971,987

		5,848,266

	Truckers 2.9%
531,492	Knight Transportation, Inc.	9,008,789

	Total Common Stocks (cost $261,386,242)	295,826,447

	PREFERRED STOCKS 1.8%

	Biotechnology Research and Production 0.2%
169,492	Nanosys, Inc., Series D Pfd.**** †	500,001

	Communications Technology 0.0%
91,388	Xtera Communications, Inc., Series A-1 Pfd.**** †	99,065

	Consumer Products 0.2%
201,613	Ophthonix, Inc., Series C Pfd.**** †	500,000

	Drugs and Pharmaceuticals 0.3%
2,830,188	Point Biomedical Corp., Series F Pfd.**** †	1,050,000

	Electronics — Medical Systems 0.3%
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.****†	895,441

	Health Care Management Services 0.2%
516,161	Elder Health, Inc., Series G Pfd.**** †	571,428
108,917	TargetRX, Inc., Series D Pfd.**** †	151,395

		722,823

	Medical and Dental Instruments and Supplies 0.5%
243,902	TherOx, Inc., Series I Pfd.**** †	999,998
253,064	Transoma Medical, Inc., Series B Pfd.**** †	475,001

		1,474,999

	Utilities — Telecommunications 0.1%
64,269	Neutral Tandem, Inc., Series C Pfd.**** †	403,796

	Total Preferred Stocks (cost $6,280,195)	5,646,125

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.6%
	Other 0.6%
	Montagu Newhall Global Partners II-B, L.P.**** †	$1,586,801
	Montagu Newhall Global Partners III-B, L.P.**** †	118,257

		1,705,058

	Total Limited Partnership Interest (cost $1,924,292)	1,705,058

	WARRANTS 0.0%
	Drugs and Pharmaceuticals 0.0%
849,056	Point Biomedical Corp. expiring 2/16/12* *** †	—

	Electronics — Medical Systems 0.0%
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%
	Repurchase Agreement 0.7%
$2,226,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $1,695,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $2,275,538; repurchase proceeds: $2,226,798 (cost $2,226,000)	$2,226,000

	Total Short-Term Investments (cost $2,226,000)	2,226,000

	Total Investments (cost $271,816,729) 99.7%	305,403,630

	Other Assets less Liabilities 0.3%	1,002,645

	NET ASSETs 100.0%	$306,406,275

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

	(1)All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

	ADR American Depositary Receipts. See notes to financial statements.

U.S. TREASURY FUND — Schedule of Investments	SEPTEMBER 30, 2006

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 101.1%

$14,400,000	U.S. Treasury Bond, 5.25%, 11/15/28	$15,223,507
33,040,000	U.S. Treasury Bond, 5.25%, 2/15/29	34,937,223
10,800,000	U.S. Treasury Bond, 5.50%, 8/15/28	11,768,630
6,800,000	U.S. Treasury Bond, 6.125%, 11/15/27	7,953,341
4,300,000	U.S. Treasury Bond, 6.375%, 8/15/27	5,162,017
4,500,000	U.S. Treasury Bond, 6.625%, 2/15/27	5,533,596
5,650,000	U.S. Treasury Bond, 6.75%, 8/15/26	7,013,944
4,755,000	U.S. Treasury Bond, 6.875%, 8/15/25	5,941,149
4,930,000	U.S. Treasury Bond, 7.50%, 11/15/24	6,500,284
16,216,000	U.S. Treasury Strip, principal only, 11/15/21	7,788,123
79,600,000	U.S. Treasury Strip, principal only, 8/15/25	31,930,346
186,800,000	U.S. Treasury Strip, principal only, 11/15/27	67,615,996

	Total U.S. Government Obligations (cost $203,151,710)	207,368,156

	SHORT-TERM INVESTMENTS 0.9%
	Repurchase Agreement 0.9%
1,808,000	Repurchase Agreement dated 9/29/06, 4.30% due 10/2/06 with State Street Bank and Trust Co. collateralized by $1,375,000 of United States Treasury Bonds 7.625% due 2/15/25; value: $1,845,938; repurchase proceeds: $1,808,648 (cost $1,808,000)	1,808,000

	Total Short-Term Investments (cost $1,808,000)	1,808,000

	Total Investments (cost $204,959,710) 102.0%	209,176,156

	Liabilities less Other Assets (2.0)%	(4,181,850)

	NET ASSETS 100.0%	$204,994,306

	See notes to financial statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,107,389,388	$111,179,766	$221,980,348
Affiliated issuers*	—	—	—
Repurchase agreements	589,000	2,234,000	5,025,000

	$1,107,978,388	$113,413,766	$227,005,348

Investments, at value
Unaffiliated issuers	$1,380,764,499	$123,968,236	$239,811,837
Affiliated issuers*	—	—	—
Repurchase agreements	589,000	2,234,000	5,025,000

	1,381,353,499	126,202,236	244,836,837
Cash	1,019	279	744
Foreign currency on deposit (cost of $0, $542,516, $0, $2,063,633, $1,816,999, $199,667, $1,029,487, $1,579,848, and $102,465, respectively)	—	537,675	—
Receivable for investment securities sold	1,754,364	4,566	538,069
Receivable from broker	42,053	—	—
Capital shares receivable	346,754	89,638	10,919
Interest and dividends receivable	739,080	18,878	83,606
Prepaid expenses and other assets	53,622	12,180	20,469
Unrealized appreciation on foreign currency contracts	—	—	—

Total Assets	1,384,248,338	126,907,505	245,490,644

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $0, $71,028, $0, and $230,882, respectively)	—	—	—
Bank overdraft	—	—	—
Payable for securities purchased	391,203	273,963	187,797
Capital shares payable	997,584	25,141	264,837
Accrued investment advisory fees	1,137,867	166,023	149,344
Accrued fund administration fees	27,886	2,524	4,907
Accrued expenses and other liabilities	357,598	81,042	107,614
Accrued deferred foreign capital gains taxes	309,632	—	395,793
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	3,221,770	548,693	1,110,292

Net Assets	$1,381,026,568	$126,358,812	$244,380,352

Net Assets Consist of:
Capital stock	$336,163	$90,429	$214,451
Paid-in capital in excess of par	1,011,553,190	108,842,187	219,823,520
Undistributed net investment income (loss)	(209,317)	(149,555)	21,667
Undistributed net realized gain on investments and foreign currency translations	96,281,034	4,792,147	6,920,217
Net unrealized appreciation on investments and foreign currency translations	273,065,498	12,783,604	17,400,497

Net Assets	$1,381,026,568	$126,358,812	$244,380,352

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	33,616,329	9,042,888	21,445,059

NET ASSET VALUE , REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$41.08	$13.97	$11.40

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

SEPTEMBER 30, 2006

INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

$297,341,563	$27,961,597	$427,468,093	$78,302,044	$997,399,463	$518,704,840
	—	32,400,913	—	—	10,332,213
2,728,000	—	10,367,000	4,009,000	—	6,326,000

$300,069,563	$27,961,597	$470,236,006	$82,311,044	$997,399,463	$535,363,053

$377,534,117	$35,760,261	$548,367,743	$91,681,665	$1,234,129,205	$642,892,425
—	—	27,153,364	—	—	12,585,827
2,728,000	—	10,367,000	4,009,000	—	6,326,000

380,262,117	35,760,261	585,888,107	95,690,665	1,234,129,205	661,804,252
979	—	826	544,467	—	223,233

2,025,698	1,789,418	198,486	1,028,405	1,579,848	101,012
2,345,419	1,531	2,722,769	127,461	—	5,567,966
—	—	—	1,273,462	—	1,940,949
69,703	—	18,247	—	2,961,712	55,928
448,516	63,635	255,315	131,715	335,314	821,267
23,190	7,237	25,116	12,488	45,580	30,856
—	—	—	121	—	89

385,175,622	37,622,082	589,108,866	98,808,784	1,239,051,659	670,545,552

—	—	—	33,750	—	124,500
—	214,956	—	—	1,410,179	—
1,286,720	478,178	4,071,064	3,062,286	—	3,142,559
94,761	—	56,591	915	1,258,276	1,610,559
471,815	50,424	956,165	150,028	1,017,182	820,883
7,679	746	11,687	1,907	24,930	13,402
139,176	39,003	112,264	52,178	362,993	208,795
40,067	—	—	—	—	—
765	233	—	—	—	—

2,040,983	783,540	5,207,771	3,301,064	4,073,560	5,920,698

$383,134,639	$36,838,542	$583,901,095	$95,507,720	$1,234,978,099	$664,624,854

$175,476	$135,740	$859,929	$325,664	$333,898	$1,255,314
243,949,144	26,817,495	413,191,935	64,960,314	918,042,348	463,199,180
(512,754)	(65,706)	—	(14,869)	(1,982,758)	4,523,035
59,423,042	2,177,148	54,198,938	16,813,056	81,854,889	69,101,065
80,099,731	7,773,865	115,650,293	13,423,555	236,729,722	126,546,260

$383,134,639	$36,838,542	$583,901,095	$95,507,720	$1,234,978,099	$664,624,854

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
17,547,551	13,573,975	85,992,893	32,566,426	33,389,764	125,531,382
$21.83	$2.71	$6.79	$2.93	$36.99	$5.29

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2006

	STRATEGIC INCOME FUND[1]	ULTRA GROWTH FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$11,845,846	$269,590,729	$203,151,710
Affiliated issuers*	—	—	—
Repurchase agreements	684,000	2,226,000	1,808,000

	$12,529,846	$271,816,729	$204,959,710

Investments, at value
Unaffiliated issuers	$12,260,201	$303,177,630	$207,368,156
Affiliated issuers*	—	—	—
Repurchase agreements	684,000	2,226,000	1,808,000

	12,944,201	305,403,630	209,176,156
Receivable for investment securities sold	26,209	1,774,720	—
Receivable from broker	—	455,652	—
Capital shares receivable	56,672	10,767	75,866
Interest and dividends receivable	60,766	532	1,043,915
Receivable from Investment Advisor	908	—	—
Prepaid expenses and other assets	9,491	20,796	15,518
Unrealized appreciation on foreign currency contracts	20	—	—

Total Assets	13,098,267	307,666,097	210,311,455

Liabilities:
Bank overdraft	5,355	328,967	149,002
Payable for securities purchased	325,629	24,628	—
Capital shares payable	5,385	447,992	5,011,577
Accrued investment advisory fees	—	317,332	88,079
Accrued fund administration fees	246	6,231	4,177
Accrued expenses and other liabilities	29,620	123,690	64,314
Accrued deferred foreign capital gains taxes	—	10,982	—

Total Liabilities	366,235	1,259,822	5,317,149

Net Assets	$12,732,032	$306,406,275	$204,994,306

Net Assets Consist of:
Capital stock	$12,146	$127,206	$145,224
Paid-in capital in excess of par	12,199,096	259,701,002	206,425,496
Undistributed net investment income (loss)	72,250	125,528	359
Undistributed net realized gain (loss) on investments and foreign currency translations	34,203	12,912,388	(5,793,219)
Net unrealized appreciation on investments and foreign currency translations	414,337	33,540,151	4,216,446

Net Assets	$12,732,032	$306,406,275	$204,994,306

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	1,214,645	12,720,594	14,522,400

NET ASSET VALUE , REDEMPTION PRICE AND OFFERING PRICE PER S HARE	$10.48	$24.09	$14.12

[1]	Fund inception date was February 1, 2006.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE YEAR ENDED SEPTEMBER 30, 2006

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND

Investment Income:
Interest	$1,536,278	$210,533	$397,852
Dividends[1]
Unaffiliated issuers	23,460,743	688,700	2,424,030
Affiliated issuers*	—	—	—

Total investment income	24,997,021	899,233	2,821,882

Expenses:
Investment advisory fees	16,119,161	1,712,281	2,056,173
Shareholder servicing fees	1,155,719	207,232	358,904
Fund administration fees	382,133	27,153	69,598
Fund accounting fees	186,366	38,673	45,255
Reports to shareholders	236,700	40,738	75,845
Custody fees	549,113	123,941	76,842
Federal and state registration fees	36,123	23,585	33,633
Legal fees	74,408	4,962	13,189
Directors’ fees	52,254	2,952	9,193
Audit fees	22,777	22,777	22,777
Other	92,979	9,110	17,683

Total expenses before reimbursement	18,907,733	2,213,404	2,779,092
Reimbursement of expenses by Advisor	—	—	—

Net Expenses	18,907,733	2,213,404	2,779,092

Net Investment Income (Loss)	6,089,288	(1,314,171)	42,790

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	133,503,152	6,251,182	8,957,777
Affiliated issuers*	(3,018,986)	—	—
Net realized gain on short positions	—	21,058	—
Realized foreign capital gains taxes	—	(1,321)	35,186
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(98,233,946)	1,779,861	(1,966,347)
Deferred foreign capital gains taxes	(309,632)	—	(430,979)

Net gain on investments	31,940,588	8,050,780	6,595,637

Net Increase in Net Assets Resulting from Operations	$38,029,876	$6,736,609	$6,638,427

[1]	Net of $134,828, $67,769, and $30,491 in foreign withholding taxes, respectively.
*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

Investment Income:
Interest	$432,642	$29,156	$612,637
Dividends[2]
Unaffiliated issuers	4,765,886	650,369	3,870,261
Affiliated issuers*	—	—	15,392

Total investment income	5,198,528	679,525	4,498,290

Expenses:
Investment advisory fees	5,743,150	692,471	11,847,396
Shareholder servicing fees	401,451	64,030	292,178
Fund administration fees	90,897	8,229	140,610
Fund accounting fees	71,174	41,842	86,244
Reports to shareholders	87,232	5,497	59,318
Custody fees	317,152	43,339	157,629
Federal and state registration fees	28,666	16,167	19,894
Legal fees	15,946	1,410	27,088
Directors’ fees	10,827	957	18,089
Audit fees	22,777	22,777	22,777
Other	21,315	9,823	33,513

Total expenses before reimbursement	6,810,587	906,542	12,704,736
Reimbursement of expenses by Advisor	—	(127,513)	—
Reimbursement of investment advisory fees	—	—	—

Net Expenses	6,810,587	779,029	12,704,736

Net Investment Income (Loss)	(1,612,059)	(99,504)	(8,206,446)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	67,610,875	2,561,582	65,161,605
Affiliated issuers*	—	—	5,672,578
Net realized gain on options written	—	—	—
Net realized gain (loss) on short positions	—	—	—
Realized foreign capital gains taxes	(1,583)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,052,852)	4,519,447	(14,703,647)
Net increase from payment by affiliates**	56,566	—	—
Deferred foreign capital gains taxes	(50,920)	—	—

Net gain (loss) on investments	60,562,086	7,081,029	56,130,536

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,950,027	$6,981,525	$47,924,090

[1]	Fund inception date was February 1, 2006.

[2]	Net of $448,992, $60,927, $218,272, $60,437, $126,820, $63,457, $3,991, $1,748, and $0 in foreign withholding taxes, respectively.
*	See Note 8 for information on affiliated issuers.

**	See Note 7.

See notes to financial statements.

FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2006

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND[1]	ULTRA GROWTH FUND	U.S. TREASURY FUND

$297,706	$1,469,325	$580,831	$41,712	$326,609	$8,637,574

879,144	5,688,033	17,188,666	342,456	699,323	—
—	—	—	—	—	—

1,176,850	7,157,358	17,769,497	384,168	1,025,932	8,637,574

1,869,714	13,442,242	10,712,885	42,346	4,491,391	875,268
114,268	1,244,316	624,568	35,546	426,469	193,895
22,205	318,878	169,435	1,460	85,178	41,678
34,692	161,951	93,120	10,355	55,598	22,729
18,171	298,959	135,561	6,769	91,994	41,630
63,583	97,129	126,876	12,795	57,966	4,751
14,855	35,610	25,181	17,026	21,893	45,053
5,527	74,490	34,041	7,778	25,449	6,846
2,785	42,359	22,727	107	11,954	4,004
22,777	22,777	22,777	22,057	22,777	22,777
9,434	75,699	42,652	4,728	25,099	8,985

2,178,011	15,814,410	12,009,823	160,967	5,315,768	1,267,616
(74,583)	—	—	(103,498)	—	—
—	(11,968)	—	—	(3,632)	—

2,103,428	15,802,442	12,009,823	57,469	5,312,136	1,267,616

(926,578)	(8,645,084)	5,759,674	326,699	(4,286,204)	7,369,958

18,589,973	98,041,095	78,954,913	35,569	25,996,515	(157,464)
—	3,001,164	1,105,181	—	—	—
290,791	—	133,119	—	—	—
149,589	—	(900,860)	—	51,190	—
(21,105)	—	—	—	35,766	—

(1,980,425)	(72,428,953)	(29,137,020)	414,337	(23,330,436)	(1,981,422)
—	—	—	—	—	—
—	—	—	—	(46,749)	—

17,028,823	28,613,306	50,155,333	449,906	2,706,286	(2,138,886)

$16,102,245	$19,968,222	$55,915,007	$776,605	$(1,579,918)	$5,231,072

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		GLOBAL SCIENCE & TECHNOLOGY FUND
Year ended September 30	2006	2005	2006	2005

Operations:
Net investment income (loss)	$6,089,288	$21,719,652	$(1,314,171)	$(1,110,223)
Net realized gain (loss) on investments and foreign currency translations	130,484,166	133,310,170	6,249,861	4,224,406
Net increase from payments by affiliates*	—	113,441	—	962
Net realized gain (loss) on short positions	—	—	21,058	(9,462)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(98,543,578)	117,956,992	1,779,861	14,848,603

Net increase in net assets resulting from operations	38,029,876	273,100,255	6,736,609	17,954,286

Dividends paid from:
Net investment income	(23,612,852)	(8,590,232)	—	—
Net realized gains	(123,744,637)	(51,489,127)	(1,860,003)	—

	(147,357,489)	(60,079,359)	(1,860,003)	—

Capital share transactions:
Shares sold	130,442,780	218,428,841	66,278,469	29,530,068
Shares issued to holders in reinvestment of dividends	141,564,243	57,346,243	1,820,831	—
Shares redeemed	(486,370,736)	(281,086,709)	(36,009,645)	(27,441,436)
Redemption fees	27,471	12,284	39,558	8,785

Net increase (decrease)	(214,336,242)	(5,299,341)	32,129,213	2,097,417

Total increase (decrease) in net assets	(323,663,855)	207,721,555	37,005,819	20,051,703

Net assets:
Beginning of period	1,704,690,423	1,496,968,868	89,352,993	69,301,290

End of period	$1,381,026,568	$1,704,690,423	$126,358,812	$89,352,993

Undistributed net investment income (loss) included in net assets at end of period	$(209,317)	$14,126,218	$(149,555)	$(41,845)

Capital share transactions — shares:
Shares sold	3,073,183	5,156,215	4,659,422	2,491,304
Shares issued to holders in reinvestment of dividends	3,444,385	1,434,966	137,317	—
Shares redeemed	(11,718,400)	(6,661,983)	(2,638,897)	(2,433,544)

Net increase (decrease) in shares outstanding	(5,200,832)	(70,802)	2,157,842	57,760

[1]	Fund inception date was January 27, 2005.

*	See Note 7.

See notes to financial statements.

SEPTEMBER 30, 2006

HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
2006	2005	2006	2005	2006	2005[1]

$42,790	$402,176	$(1,612,059)	$(1,761,958)	$(99,504)	$(37,347)
8,992,963	8,686,628	67,609,292	(521,314)	2,561,582	(687,169)
—	42	—	130,700	—	—
—	—	—	—	—	—

(2,397,326)	19,121,309	(7,047,206)	63,321,371	4,519,447	3,254,418

6,638,427	28,210,155	58,950,027	61,168,799	6,981,525	2,529,902

(386,224)	—	—	—	—	—
(8,141,020)	(45,181)	(9,365)	(411,692)	—	—

(8,527,244)	(45,181)	(9,365)	(411,692)	—	—

70,694,924	189,734,440	90,728,441	129,835,485	2,977,585	27,983,805
8,190,379	43,091	9,068	396,621	—	—
(137,309,726)	(41,428,689)	(105,387,826)	(49,214,202)	(2,560,576)	(1,073,830)
23,494	20,737	52,133	27,200	15	116

(58,400,929)	148,369,579	(14,598,184)	81,045,104	417,024	26,910,091

(60,289,746)	176,534,553	44,342,478	141,802,211	7,398,549	29,439,993

304,670,098	128,135,545	338,792,161	196,989,950	29,439,993	—

$244,380,352	$304,670,098	$383,134,639	$338,792,161	$36,838,542	$29,439,993

$21,667	$383,500	$(512,754)	$(511,543)	$(65,706)	$(321,540)

6,164,555	17,432,879	4,311,049	7,851,927	1,138,942	13,973,158
717,196	3,932	461	26,871	—	—
(12,096,491)	(3,775,893)	(5,080,255)	(2,956,166)	(999,753)	(538,372)

(5,214,740)	13,660,918	(768,745)	4,922,632	139,189	13,434,786

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
Year or period ended September 30	2006	2005	2006	2005

Operations:
Net investment income (loss)	$(8,206,446)	$(8,707,499)	$(926,578)	$(1,225,328)
Net realized gain on investments and foreign currency translations	70,834,183	111,007,800	18,831,298	9,839,366
Net increase from payments by affiliates*	—	43,671	—	3,016
Net realized gain on options written	—	—	28,361	150,365
Net realized gain (loss) on short positions	—	—	149,589	(82,718)
Net realized gain on the disposal of investments in violation of an investment restriction*	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,703,647)	25,581,379	(1,980,425)	6,568,977

Net increase in net assets resulting from operations	47,924,090	127,925,351	16,102,245	15,253,678
Dividends paid from:
Net investment income	—	—	—	—
Net realized gains	(101,306,137)	(77,564,156)	(8,245,400)	(9,882,992)

	(101,306,137)	(77,564,156)	(8,245,400)	(9,882,992)

Capital share transactions:
Shares sold	17,003,311	12,639,078	2,557,227	2,473,175
Shares issued to holders in reinvestment of dividends	95,482,943	73,644,336	8,086,056	9,621,240
Shares redeemed	(54,449,841)	(75,691,802)	(9,895,964)	(15,397,013)
Redemption fees	2,863	333	126	40

Net increase (decrease)	58,039,276	10,591,945	747,445	(3,302,558)

Total increase (decrease) in net assets	4,657,229	60,953,140	8,604,290	2,068,128

Net assets:
Beginning of period	579,243,866	518,290,726	86,903,430	84,835,302

End of period	$583,901,095	$579,243,866	$95,507,720	$86,903,430

Undistributed net investment income (loss) included in net assets at end of period	$—	$—	$(14,869)	$(12,815)

Capital share transactions — shares:
Shares sold	2,506,938	1,848,406	903,762	998,439
Shares issued to holders in reinvestment of dividends	14,989,473	12,243,690	3,183,486	4,257,186
Shares redeemed	(7,969,522)	(11,136,267)	(3,521,837)	(6,264,493)

Net increase (decrease) in shares outstanding	9,526,889	2,955,829	565,411	(1,008,868)

[1]	Fund inception date was February 1, 2006.

*	See Note 7.

See notes to financial statements.

SEPTEMBER 30, 2006

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
2006	2005	2006	2005	2006[1]
$(8,645,084)	$(8,089,875)	$5,759,674	$7,014,344	$326,699

101,042,259	179,011,698	80,060,094	95,883,822	35,569
—	36,988	—	37,975	—
—	—	133,119	—	—
—	—	(900,860)	(45,511)	—
—	33,787	—	—	—
(72,428,953)	64,800,488	(29,137,020)	28,258,650	414,337

19,968,222	235,793,086	55,915,007	131,149,280	776,605

—	—	(8,588,688)	—	(273,109)
(159,627,544)	(26,587,298)	(89,640,909)	(103,737,575)	—

(159,627,544)	(26,587,298)	(98,229,597)	(103,737,575)	(273,109)

192,646,962	204,118,853	44,209,723	45,035,086	12,884,756
153,540,530	25,598,301	94,863,257	99,650,145	260,187
(329,428,284)	(272,771,150)	(166,979,115)	(171,523,403)	(917,103)
16,285	7,864	3,571	2,221	696

16,775,493	(43,046,132)	(27,902,564)	(26,835,951)	12,228,536

(122,883,829)	166,159,656	(70,217,154)	575,754	12,732,032

1,357,861,928	1,191,702,272	734,842,008	734,266,254	—

$1,234,978,099	$1,357,861,928	$664,624,854	$734,842,008	$12,732,032

$(1,982,758)	$(446,570)	$4,523,035	$6,189,432	$72,250

4,994,782	5,171,559	8,200,453	8,444,021	1,280,032
4,151,988	758,389	18,822,075	20,978,978	25,265
(8,688,441)	(7,107,315)	(31,046,713)	(32,494,623)	(90,652)

458,329	(1,177,367)	(4,024,185)	(3,071,624)	1,214,645

WASATCH FUNDS — Statements of Changes in Net Assets (continued)	SEPTEMBER 30, 2006

	ULTRA GROWTH FUND		U.S. TREASURY FUND
Year ended September 30	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(4,286,204)	$(5,247,793)	$7,369,958	$2,350,859
Net realized gain (loss) on investments and foreign currency translations	26,032,281	59,076,338	(157,464)	1,294,598
Net increase from payments by affiliates*	—	21,246	—	—
Net realized gain on short positions	51,190	765,582	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(23,377,185)	23,127,484	(1,981,422)	1,491,811

Net increase (decrease) in net assets resulting from operations	(1,579,918)	77,742,857	5,231,072	5,137,268
Dividends paid from:
Net investment income	—	—	(9,215,585)	(2,078,313)
Net realized gains	(51,353,961)	(16,837,407)	—	—

	(51,353,961)	(16,837,407)	(9,215,585)	(2,078,313)
Capital share transactions:
Shares sold	34,763,287	31,883,939	182,225,053	51,490,595
Shares issued to holders in reinvestment of dividends	49,694,426	16,008,572	8,678,644	2,022,708
Shares redeemed	(115,021,608)	(145,918,730)	(64,651,364)	(19,099,451)
Redemption fees	9,719	2,387	127,924	37,721

Net increase (decrease)	(30,554,176)	(98,023,832)	126,380,257	34,451,573

Total increase (decrease) in net assets	(83,488,055)	(37,118,382)	122,395,744	37,510,528

Net assets:
Beginning of period	389,894,330	427,012,712	82,598,562	45,088,034

End of period	$306,406,275	$389,894,330	$204,994,306	$82,598,562

Undistributed net investment income (loss) included in net assets at end of period	$125,528	$(375,543)	$359	$1,845,986

Capital share transactions — shares:
Shares sold	1,344,846	1,226,242	12,942,909	3,532,880
Shares issued to holders in reinvestment of dividends	2,050,946	667,812	622,640	150,611
Shares redeemed	(4,609,864)	(5,697,076)	(4,671,486)	(1,329,647)

Net increase (decrease) in shares outstanding	(1,214,072)	(3,803,022)	8,894,063	2,353,844

*	See Note 7.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights	SEPTEMBER 30, 2006

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$43.92	$38.49	$33.54	$25.46	$31.57

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.56	0.13	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.90	6.41	4.84	8.09	(3.97)
Net increase from payment by affiliate	—	—[1]	—	—	—

Total from investment operations	1.07	6.97	4.97	8.08	(3.98)

Redemption fees (see Note 2)	—[1]	—[1]	—[1]	—[1]	0.01

Less distributions:
Dividends from net investment income	(0.63)	(0.22)	(0.02)	—	—
Distributions from net realized gains	(3.28)	(1.32)	—	—	(2.14)

Total distributions	(3.91)	(1.54)	(0.02)	—	(2.14)

Net asset value, end of period	$41.08	$43.92	$38.49	$33.54	$25.46

Total return[2]	2.46%	18.58%	14.80%	31.68%	(13.73)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,381,027	$1,704,690	$1,496,969	$1,318,341	$1,062,944
Ratio of expenses to average net assets	1.17%	1.20%	1.21%	1.25%	1.29%
Ratio of net investment income (loss) to average net assets	0.38%	1.30%	0.34%	(0.02)%	(0.02)%
Portfolio turnover rate	42%	42%	47%	47%	76%

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.98	$10.15	$10.73	$6.38	$8.02

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.16)	(0.18)	(0.13)	(0.15)
Net realized and unrealized gains (losses) on investments	1.40	2.99	(0.41)	4.47	(1.34)
Net increase from payment by affiliate	—	—[1]	—	—	—

Total from investment operations	1.26	2.83	(0.59)	4.34	(1.49)

Redemption fees (see Note 2)	—[1]	—[1]	0.01	0.01	0.03

Less distributions:
Distributions from net realized gains	(0.27)	—	—	—	(0.18)

Total distributions	(0.27)	—	—	—	(0.18)

Net asset value, end of period	$13.97	$12.98	$10.15	$10.73	$6.38

Total return[3]	9.81%	27.88%	(5.49)%	68.34%	(18.83)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$126,359	$89,353	$69,301	$51,517	$20,811
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.94%	1.95%	1.95%	1.95%	1.95%
Before waivers and reimbursements	1.94%	1.97%	1.97%	2.13%	2.42%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.15)%	(1.52)%	(1.66)%	(1.87)%	(1.90)%
Before waivers and reimbursements	(1.15)%	(1.54)%	(1.68)%	(2.05)%	(2.37)%
Portfolio turnover rate	58%	80%	55%	88%	95%

[1]	Represents amounts less than $.005 per share.

[2]	In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies. Excluding this item, the total return would have been 18.55%.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004[1]

Net asset value, beginning of period	$11.43	$9.86	$10.00

Income (loss) from investment operations:
Net investment income	— [2]	0.02	— [2]
Net realized and unrealized gains (losses) on investments	0.28	1.55	(0.14)
Net increase from payment by affiliate	—	—[2]	—

Total from investment operations	0.28	1.57	(0.14)

Redemption fees (see Note 2)	— [2]	—[2]	— [2]

Less distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	(0.30)	— [2]	—

Total distributions	(0.31)	— [2]	—

Net asset value, end of period	$11.40	$11.43	$9.86

Total return3 6	2.46%	15.95%	(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$244,380	$304,670	$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	0.95%	0.99%	1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.01%	0.17%	(0.01)%
Before waivers and reimbursements[4]	0.01%	0.13%	(0.32)%
Portfolio turnover rate[3]	54%	36%	5%

INTERNATIONAL GROWTH FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002[5]
Net asset value, beginning of period	$18.50	$14.71	$12.06	$8.85	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	3.42	3.91	2.76	3.28	(1.13)
Net increase from payment by affiliate	—	0.01	—	—	—

Total from investment operations	3.33	3.82	2.65	3.21	(1.16)

Redemption fees (see Note 2)	—[2]	—[2]	—[2]	—[2]	0.01

Less distributions:
Distributions from net realized gains	—[2]	(0.03)	—	—	—

Total distributions	—[2]	(0.03)	—	—	—

Net asset value, end of period	$21.83	$18.50	$14.71	$12.06	$8.85

Total return3 7 8	18.00%	26.02%	21.97%	36.27%	(11.50)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$383,135	$338,792	$196,990	$44,482	$18,008
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.78%	1.84%	1.92%	1.95%	1.95%
Before waivers and reimbursements[4]	1.78%	1.84%	1.92%	2.30%	4.26%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.42)%	(0.64)%	(1.06)%	(1.12)%	(1.39)%
Before waivers and reimbursements[4]	(0.42)%	(0.64)%	(1.06)%	(1.47)%	(3.70)%
Portfolio turnover rate[3]	64%	32%	31%	62%	3%

[1]	Fund inception date was June 18, 2004.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	Fund inception date was June 28, 2002.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

7 In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[8]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

See notes to financial statements.

SEPTEMBER 30, 2006

INTERNATIONAL OPPORTUNITIES FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2006	2005[1]

Net asset value, beginning of period	$2.19	$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)	— [2]
Net realized and unrealized gainson investments	0.53	0.19

Total from investment operations	0.52	0.19

Redemption fees (see Note 2)	— [2]	— [2]

Less distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	—	—

Total distributions	—	—

Net asset value, end of period	$2.71	$2.19

Total return[3]	23.74%	9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$36,839	$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%	2.25%
Before waivers and reimbursements[4]	2.62%	3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.29)%	(0.21)%
Before waivers and reimbursements[4]	(0.66)%	(1.05)%
Portfolio turnover rate[3]	43%	12%

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$7.58	$7.05	$6.98	$5.01	$5.64

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.15)	(0.12)	(0.14)
Net realized and unrealized gainson investments	0.65	1.70	0.81	2.43	0.11
Net increase from payment by affiliate	—	—[2]	—	—	—

Total from investment operations	0.55	1.59	0.66	2.31	(0.03)

Redemption fees (see Note 2)	—[2]	—[2]	—[2]	—[2]	—[2]

Less distributions:
Distributions from net realized gains	(1.34)	(1.06)	(0.59)	(0.34)	(0.60)

Total distributions	(1.34)	(1.06)	(0.59)	(0.34)	(0.60)

Net asset value, end of period	$6.79	$7.58	$7.05	$6.98	$5.01

Total return[5]	8.51%	26.42%	9.96%	50.28%	(1.41)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$583,901	$579,244	$518,291	$517,179	$327,548
Ratio of expenses to average net assets	2.14%	2.18%	2.19%	2.24%	2.28%
Ratio of net investment loss to average net assets	(1.39)%	(1.58)%	(1.95)%	(2.13)%	(2.21)%
Portfolio turnover rate	46%	50%	56%	50%	62%

[1]	Fund inception date was January 27, 2005.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP VALUE FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003[1]

Net asset value, beginning of period	$2.72	$2.57	$2.09	$2.00

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.04)	(0.05)	(0.01)
Net realized and unrealized gainson investments	0.50	0.49	0.53	0.10
Net increase from payment by affiliate	—	—[2]	—	—

Total from investment operations	0.47	0.45	0.48	0.09

Redemption fees (see Note 2)	—[2]	— [2]	—[2]	—[2]

Less distributions:
Distributions from net realized gains	(0.26)	(0.30)	—[2]	—

Total distributions	(0.26)	(0.30)	—	—

Net asset value, end of period	$2.93	$2.72	$2.57	$2.09

Total return3 5	18.89%	19.87%	23.06%	4.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$95,508	$86,903	$84,835	$70,706
Ratio of expenses to average net assets:
Net of waivers and reimbursements4 6	2.25%	2.25%	2.27%	2.50%
Before waivers and reimbursements[4]	2.33%	2.36%	2.38%	2.73%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.99)%	(1.41)%	(1.76)%	(1.97)%
Before waivers and reimbursements[4]	(1.07)%	(1.52)%	(1.87)%	(2.20)%
Portfolio turnover rate[3]	95%	85%	101%	4%

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$41.23	$34.94	$32.43	$23.83	$26.18

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.25)	(0.33)	(0.28)	(0.35)
Net realized and unrealized gains (losses)on investments	0.84	7.32	3.01	8.88	(1.55)
Net increase from payment by affiliate	—	—[2]	—	—	—

Total from investment operations	0.58	7.07	2.68	8.60	(1.90)

Redemption fees (see Note 2)	—[2]	—[2]	—[2]	—[2]	—[2]

Less distributions:
Distributions from net realized gains	(4.82)	(0.78)	(0.17)	—[2]	(0.45)

Total distributions	(4.82)	(0.78)	(0.17)	—	(0.45)

Net asset value, end of period	$36.99	$41.23	$34.94	$32.43	$23.83

Total return[7]	1.40%	20.73%	8.27%	36.15%	(7.53)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,234,978	$1,357,862	$1,191,702	$1,134,398	$735,417
Ratio of expenses to average net assets[8]	1.18%	1.18%	1.20%	1.25%	1.31%
Ratio of net investment loss to average net assets	(0.64)%	(0.62)%	(0.91)%	(1.08)%	(1.25)%
Portfolio turnover rate	41%	36%	41%	63%	51%

[1]	Fund inception date was July 28, 2003.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[6]	On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

[7]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

[8]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%. See Note 7 in Notes to Financial Statements.

See notes to financial statements.

SEPTEMBER 30, 2006

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005		2004		2003		2002
Net asset value, beginning of period	$5.67	$5.54		$4.62		$3.21		$3.76

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.05		(0.01)		(0.02)		(0.02)
Net realized and unrealized gains (losses) on investments	0.36	0.86		0.93		1.43		(0.43)
Net increase from payment by affiliate	—	—	[1]	—		—		—

Total from investment operations	0.41	0.91		0.92		1.41		(0.45)
Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	(0.07)	—		—		—		—
Distributions from net realized gains	(0.72)	(0.78)		—[1]		—		(0.10)

Total distributions	(0.79)	(0.78)		—		—		(0.10)

Net asset value, end of period	$5.29	$5.67		$5.54		$4.62		$3.21

Total return[5]	7.88%	19.47%		19.73%		43.93%		(12.35)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$664,625	$734,842		$734,266		$651,261		$428,082
Ratio of expenses to average net assets	1.68%	1.72%		1.73%		1.78%		1.81%
Ratio of net investment income (loss) to average net assets	0.81%	0.94%		(0.26)%		(0.43)%		(0.44)%
Portfolio turnover rate	40%	43%		56%		69%		69%

STRATEGIC INCOME FUND	Period Ended September 30
(for a share outstanding throughout the period)	2006[3]
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.31
Net realized and unrealized gainson investments	0.44

Total from investment operations	0.79
Redemption fees (see Note 2)	— [1]

Less distributions:
Distributions from net investment income	(0.27)

Total distributions	(0.27)

Net asset value, end of period	$10.48

Total return[4]	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$12,732
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.95%
Before waivers and reimbursements[2]	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	5.40%
Before waivers and reimbursements[2]	3.69%
Portfolio turnover rate[4]	14%

[1]	Represents amounts less than $.005 per share.

[2]	Annualized.

[3]	Fund inception date was February 1, 2006.

[4]	Not annualized for periods less than one year.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	SEPTEMBER 30, 2006

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$27.98	$24.07	$25.43	$16.52	$19.15

Income (loss) from investment operations:
Net investment loss	(0.34)	(0.38)	(0.42)	(0.29)	(0.25)
Net realized and unrealized gains (losses) on investments	0.23	5.26	(0.68)	9.19	(1.48)
Net increase from payment by affiliate	—	— [1]	—	—	—

Total from investment operations	(0.11)	4.88	(1.10)	8.90	(1.73)

Redemption fees (see Note 2)	— [1]	—[1]	— [1]	0.01	0.02

Less distributions:
Distributions from net realized gains	(3.78)	(0.97)	(0.26)	—	(0.92)

Total distributions	(3.78)	(0.97)	(0.26)	—	(0.92)

Net asset value, end of period	$24.09	$27.98	$24.07	$25.43	$16.52

Total return[2]	(0.48)%	21.00%	(4.44)%	53.93%	(9.74)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$306,406	$389,894	$427,013	$538,939	$277,404
Ratio of expenses to average net assets[3]	1.48%	1.50%	1.50%	1.57%	1.71%
Ratio of net investment loss to average net assets	(1.19)%	(1.30)%	(1.39)%	(1.50)%	(1.67)%
Portfolio turnover rate	76%	65%	67%	76%	78%

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.68	$13.77	$13.68	$14.04	$12.97

Income (loss) from investment operations:
Net investment income	0.39	0.45	0.70	0.72	0.66
Net realized and unrealized gains (losses) on investments	(0.24)	1.05	0.11	(0.48)	1.17

Total from investment operations	0.15	1.50	0.81	0.24	1.83

Redemption fees (see Note 2)	0.01	0.01	0.01	0.03	0.01

Less distributions:
Distributions from net investment income	(0.72)	(0.60)	(0.73)	(0.63)	(0.77)

Total distributions	(0.72)	(0.60)	(0.73)	(0.63)	(0.77)

Net asset value, end of period	$14.12	$14.68	$13.77	$13.68	$14.04

Total return	1.21%	11.41%	6.27%	2.17%	15.38%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$204,994	$82,599	$45,088	$67,134	$83,879
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.72%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements	0.72%	0.86%	0.94%	0.91%	0.98%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	4.21%	4.01%	4.50%	4.67%	5.51%
Before waivers and reimbursements	4.21%	3.90%	4.31%	4.51%	5.28%
Portfolio turnover rate	2%	19%	4%	37%	22%

[1]	Represents amounts less than $.005 per share.

[2]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[3]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%. See Note 7 in Notes to Financial Statements.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2006

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 12 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income and Ultra Growth Funds (collectively the “Equity Funds”) are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies of the Funds at September 30, 2006.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on any exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as SPDRs and other exchange traded funds (ETFs); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of September 30, 2006, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	0.74%
Global Science & Technology Fund	0.61%
Heritage Growth Fund	—
International Growth Fund	0.48%
International Opportunities Fund	1.01%
Micro Cap Fund	0.12%
Micro Cap Value Fund	1.67%
Small Cap Growth Fund	1.31%
Small Cap Value Fund	2.28%
Strategic Income Fund	—
Ultra Growth Fund	2.40%
U.S. Treasury Fund	—

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevail-

WASATCH FUNDS — Notes to Financial Statements (continued)

ing on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks.

At September 30, 2006, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
Global Science & Technology Fund
Taiwan Dollar	$542,516	$537,675

International Growth Fund
Bermuda Dollar	$39,362	$39,362
Hong Kong Dollar	28,225	28,226
Swedish Krona	51,033	50,977
Taiwan Dollar	1,945,013	1,907,133

	$2,063,633	$2,025,698

International Opportunities Fund
Euro	$373,438	$373,027
Japanese Yen	1,133,931	1,110,677
Taiwan Dollar	309,630	305,714

	$1,816,999	$1,789,418

Micro Cap Fund
Taiwan Dollar	$199,667	$198,486

Micro Cap Value Fund
Euro	$960,271	$959,213
Indian Rupee	65,923	65,899
Taiwan Dollar	3,293	3,293

	$1,029,487	$1,028,405

Small Cap Growth Fund
Bermuda Dollar	$1,559,867	$1,559,867
Hong Kong Dollar	19,981	19,981

	$1,579,848	$1,579,848

Small Cap Value Fund
Taiwan Dollar	$102,465	$101,012

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on the date the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires

SEPTEMBER 30, 2006

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations.

The Core Growth Fund incurred a shareholder redemption substantially in-kind as of June 29, 2006, at which date the market value of the securities provided was $689,743 resulting in a realized gain of $115,499 for financial reporting purposes. For federal income tax purposes, the Fund has not recognized a realized gain on the disposition of the securities.

Accordingly, at September 30, 2006, reclassifications were recorded as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Increase (decrease) paid-in capital in excess of par	$14,034,580	$97,026	$2,033,172	$6,262,396	$(347,643)	$2,441,943
Increase (decrease) undistributed net investment income	3,188,029	1,206,461	(18,399)	1,610,848	355,338	8,206,446
Increase (decrease) undistributed net realized gain (loss)	(17,222,609)	(1,303,487)	(2,014,773)	(7,873,244)	(7,695)	(10,648,389)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$829,362	$2,088,769	$5,724,993	$(17,294)	$1,290,508	$—
Increase (decrease) undistributed net investment income	924,524	7,108,896	1,162,617	18,660	4,787,275	—
Increase (decrease) undistributed net realized gain (loss)	(1,753,886)	(9,197,665)	(6,887,610)	(1,366)	(6,077,783)	—

[1]	Inception date of the Fund was February 1, 2006.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year or period ended September 30, 2006 are summarized below:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$653,474,677	$96,634,926	$151,843,213	$236,746,138	$15,685,143	$263,853,687
Sales	(943,748,335)	(62,702,102)	(205,150,240)	(236,834,369)	(14,434,014)	(302,794,369)

(Continued on page 82)

WASATCH FUNDS — Notes to Financial Statements (continued)

(Continued from page 81)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund
Purchases	$82,507,317	$537,926,755	$282,781,086	$12,999,780	$268,267,019
Sales	(89,682,882)	(588,129,992)	(391,365,272)	(1,189,237)	(349,316,217)

[1]	Inception date of the Fund was February 1, 2006.

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $125,854,556 and $(2,668,550), respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the year ended September 30, 2006 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Micro Cap Value Fund
Premium amount	$180,487	$317,939	$—	$(136,607)	$(290,791)	$71,028
Number of contracts	946	1,740	—	(701)	(1,535)	450

Small Cap Value Fund
Premium amount	$123,745	$246,507	$—	$—	$(139,369)	$230,882
Number of contracts	500	1,610	—	—	(610)	1,500

6. FEDERAL INCOME TAX INFORMATION

As of September 30, 2006, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$1,108,107,311	$113,523,289	$227,310,376	$300,504,917	$27,996,695	$470,281,258

Gross appreciation	$319,622,571	$21,089,471	$31,005,344	$94,912,762	$9,920,229	$153,011,447
Gross (depreciation)	(46,376,383)	(8,410,524)	(13,478,883)	(15,155,562)	(2,156,663)	(37,404,598)
Net appreciation	$273,246,188	$12,678,947	$17,526,461	$79,757,200	$7,763,566	$115,606,849

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Cost	$82,431,689	$1,000,290,984	$535,759,196	$12,538,591	$272,420,279	$205,004,090

Gross appreciation	$19,059,422	$302,401,997	$151,288,704	$722,392	$47,077,244	$4,603,290
Gross (depreciation)	(5,800,446)	(68,563,776)	(25,243,648)	(316,782)	(14,093,893)	(431,224)
Net appreciation	$13,258,976	$233,838,221	$126,045,056	$405,610	$32,983,351	$4,172,066

[1]	Inception date of the Fund was February 1, 2006.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

SEPTEMBER 30, 2006

The components of accumulated earnings on a tax basis as of September 30, 2006 were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Undistributed ordinary income	$—	$—	$23,657	$—	$—	$—
Undistributed capital gains	96,409,958	4,818,138	7,225,246	59,539,561	2,177,148	54,244,190

Accumulated earnings	96,409,958	4,818,138	7,248,903	59,539,561	2,177,148	54,244,190
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(209,317)	(66,023)	(1,991)	(194,099)	(30,608)	—
Net unrealized appreciation*	272,936,574	12,674,081	17,095,469	79,664,557	7,738,767	115,605,041

Total accumulated earnings	$369,137,215	$17,426,196	$24,342,381	$139,010,019	$9,885,307	$169,849,231

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$4,854,052	$—	$12,833,283	$131,066	$722,080	$359
Undistributed capital gains	12,079,649	82,763,654	61,239,054	—	12,926,978	—

Accumulated earnings	16,933,701	82,763,654	74,072,337	131,066	13,649,058	359
Accumulated capital and other losses	—	—	—	—	—	(5,748,839)
Other undistributed ordinary losses	(14,869)	—	(52,094)	(15,868)	(7,592)	—
Net unrealized appreciation*	13,302,910	233,838,199	126,150,117	405,592	32,936,601	4,172,066

Total accumulated earnings	$30,221,742	$316,601,853	$200,170,360	$520,790	$46,578,067	$(1,576,414)

[1]	Inception date of the Fund was February 1, 2006.

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2008	2009	2010
U.S. Treasury Fund	$485,296	$4,318,964	$831,495

The U.S. Treasury Fund had $113,084 of post-October capital losses. The Core Growth, Global Science & Technology, International Growth, Micro Cap Value, Small Cap Value and Ultra Growth Funds had $209,317, $66,024, $194,099, $6,617, $52,093 and $7,592, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

The tax character of distributions paid during the year or period ended September 30, 2006 was as follows:

2006	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary income	$25,301,016	$—	$5,846,002	$—	$—	$9,692,672
Capital gain	122,056,473	1,860,003	2,681,242	9,365	—	91,613,465

Total	$147,357,489	$1,860,003	$8,527,244	$9,365	$—	$101,306,137

2006	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$2,115,580	$3,535,845	$17,898,270	$273,109	$5,104,375	$9,215,585
Capital gain	6,129,820	156,091,699	80,331,327	—	46,249,586	—

Total	$8,245,400	$159,627,544	$98,229,597	$273,109	$51,353,961	$9,215,585

[1]	Inception date of the Fund was February 1, 2006.

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the year or period ended September 30, 2005 was as follows:

2005	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund [1]	Micro Cap Fund
Ordinary income	$9,428,971	$—	$45,181	$—	$—	$3,229,671
Capital gain	50,650,388	—	—	411,692	—	74,334,485

Total	$60,079,359	$—	$45,181	$411,692	$—	$77,564,156

2005	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$8,935,853	$—	$24,887,725	$—	$2,078,313
Capital gain	947,139	26,587,298	78,849,850	16,837,407	—

Total	$9,882,992	$26,587,298	$103,737,575	$16,837,407	$2,078,313

[1]	Inception date of the Fund was January 27, 2005.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

Supplemental Tax Information (unaudited) — The Funds hereby designate approximately $140,631,737, $2,363,876, $4,711,086, $6,543,253, $26,648, $96,875,030, $6,725,120, $165,541,017, $85,064,446 and $47,471,822 as a capital gain dividend for the Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction.

For the fiscal year ended September 30, 2006 certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extend dividends are paid during the calendar year 2006, complete information will be reported on shareholder’s 2006 Form 1099-DIV. The amount designated as qualified dividend income for the year or period ended September 30, 2006 will be at the highest allowable amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2006, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deduction is as follows:

	Core Growth Fund	Heritage Growth Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Percentage	91%	25%	13%	7%	88%	46%	22%	8%

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2007. Investment advisory fees and fees waived, if any, for the year or period ended September 30, 2006 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Advisory Fee	1.00%	1.50%	0.70%	1.50%	2.00%	2.00%
Expense Limitation	1.50%	1.95%	0.95%	1.95%	2.25%	2.50%

(Continued on page 85)

SEPTEMBER 30, 2006

(Continued from page 84)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	U.S. Treasury Fund
Advisory Fee	2.00%	1.00%	1.50%	0.70%	1.25%	0.50%
Expense Limitation	2.25%	1.50%	1.95%	0.95%	1.75%	0.75%

Payments by Affiliates — The Advisor reimbursed the Wasatch International Growth Fund during the year for an amount relating to an incorrect settlement of a security transaction. The amount of the reimbursement was $56,566 or $0.0031 per share as of the effective date of the correction.

Affiliated Interests — An officer of the Funds owns approximately 15% and 17% of the shares outstanding of the International Opportunities Fund and Strategic Income Fund, respectively, as of September 30, 2006.

Voluntary Investment Advisory Fee Reimbursement— In 2006, the Advisor received payments from issuers of private securities to offset certain due diligence expenses the Advisor incurred for the Small Cap Growth and Ultra Growth Funds. In turn, the Advisor waived equal amounts of investment advisory fees in order to reimburse the Funds. These amounts are disclosed in the Statements of Operations.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2006 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income	Gain (loss) Realized on Sale of Shares
	Balance 9/30/05	Purchases	Sales	Balance 9/30/06
Core Growth Fund
WCA Waste Corp.	778,075	62	778,075	62	*	$—	$(3,018,986)

Micro Cap Fund
Advanced Power Technology, Inc.	835,495	725	836,220	—	*	$—	$3,855,576
AutoInfo, Inc.	—	2,206,015	—	2,206,015		—	—
Commercial Solutions, Inc.	1,000,000	—	118,805	881,195	*	—	507,957
Encision, Inc.	340,000	—	191,600	148,400	*	—	5,375
Enpath Medical, Inc.	436,825	—	—	436,825		—	—
Epic Bancorp	—	192,400	—	192,400		15,392	—
inTEST Corp.	528,550	—	—	528,550		—	—
IRIDEX Corp.	650,575	—	330,070	320,505	*	—	2,052,831
Ophthalmic Imaging Systems, Inc.	—	797,000	10,000	787,000	*	—	1,449
SM&A	857,000	647,375	162,390	1,341,985		—	(464,067)
U.S. Physical Therapy, Inc.	632,862	87,150	236,740	483,272	*	—	(286,543)
VNUS Medical Technologies, Inc.	347,655	570,396	—	918,051		—	—

						$15,392	$5,672,578

Small Cap Growth Fund
AmSurg Corp.	1,486,133	261,270	536,055	1,211,348	*	$—	$3,001,164

Small Cap Value Fund
Transport Corporation of America, Inc.	392,442	—	392,442	—	*	$—	$1,394,261
U.S. Physical Therapy, Inc.	541,025	80,505	78,930	542,600	*	—	(289,080)
Vitran Corp., Inc.	601,900	78,415	—	680,315		—	—

						$—	$1,105,181

*	No longer affiliated as of September 30, 2006.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2006, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$60,000	$—	—
Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09	Corporate Bond	9/21/04	2,940,000	2,664,600	0.19%
DataPath, Inc.	Common Stock	6/23/06	7,602,980	7,602,980	0.55%

			$10,602,9890	$10,267,580	0.74%

Global Science & Technology Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	324,998	0.26%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	43,884	0.03%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 8/07/06	199,644	176,311	0.14%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	111,107	111,107	0.09%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	150,000	105,000	0.08%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	0.01%

			$932,044	$768,376	0.61%

International Opportunities Fund

Club Cruise Entertainment & Travelling Services Europe B.V.	Common Stock	9/22/06	$376,246	$373,027	1.01%

Micro Cap Fund
Familymeds Group, Inc.	Warrants	12/1/04	$—	$—	—
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,000,000	700,000	0.12%

			$1,000,000	$700,000	0.12%

Micro Cap Value Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
Club Cruise Entertainment & Travelling Services Europe B.V.	Common Stock	9/22/06	967,491	959,213	1.00%
CorVu Corp.	Warrants	11/17/03	—	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	500,004	0.52%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	200,000	140,000	0.15%

			$1,667,495	$1,599,217	1.67%

Small Cap Growth Fund

Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.05%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	586,550	0.05%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 8/7/06	1,996,435	1,763,112	0.14%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/22/06	127,500	118,257	0.01%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.16%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	1,485,102	1,485,102	0.12%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	2,000,000	1,400,000	0.11%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	504,267	0.04%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,161	0.11%

			$12,310,341	$9,771,877	0.79%

SEPTEMBER 30, 2006

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Small Cap Value Fund

Brantley Mezzanine Finance, LLC	Common Units	9/21/04	$40,000	$—	—
Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09	Corporate Bond	9/21/04	1,960,000	1,776,400	0.27%
CBRE Realty Financial, Inc.	Common Stock	6/2/05	7,125,000	6,671,494	1.00%
Crystal River Capital, Inc.	Common Stock	3/9/05	7,500,000	6,726,720	1.01%

			$16,625,000	$15,174,614	2.28%

Ultra Growth Fund

Elder Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.19%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 8/7/06	1,796,792	1,586,801	0.52%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/22/06	127,500	118,257	0.04%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.16%
Neutral Tandem Inc., Series C	Preferred Stock	2/2/06	403,796	403,796	0.13%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	500,000	0.16%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,500,000	1,050,000	0.34%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	151,395	0.05%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	999,998	0.33%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	475,001	0.16%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.03%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.29%

			$8,204,487	$7,351,183	2.40%

LP Limited Partnership Interest

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2006 were $297,500, $2,975,000 and $2,677,500, respectively. Securities held by these Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Elder Health, Inc., Series G Pfd. The remaining commitment amounts at September 30, 2006 were $428,572 per Fund. Securities held by these Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2006 were $1,372,500 per Fund. Securities held by these Funds have been designated to meet these purchase commitments.

11. CONTINGENT PAYMENTS

In February 2006, GeneOhm Sciences, Inc., a holding in the Small Cap Growth Fund and Ultra Growth Fund, was acquired by Becton, Dickinson and Company. The purchase price consisted of an up-front cash payment and may include additional contingent payments up to $1,576,538 and $473,412, respectively, based on future events occurring on or before December 31, 2007.

12. SUBSEQUENT EVENT

On October 12, 2006, the value of Brantley Mezzanine Finance, LLC, 10.00%, 9/21/09, a position held by the Core Growth and Small Cap Value Funds, was reduced to zero value as a result of new information in accordance with Board-approved Pricing Policies and Procedures.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2006

To the Board of Directors

and Shareholders of

Wasatch Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (constituting Wasatch Funds, Inc., hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

November 17, 2006

WASATCH FUNDS — Directors and Officers	SEPTEMBER 30, 2006

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:

Samuel S. Stewart, Jr., Ph.D., CFA* 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 64	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	12	None

Independent Directors:

James U. Jensen, J.D., MBA 44 North Wolcott Salt Lake City, UT 84103 Age: 62	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) since 2001; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	12	Private companies and foundations only.

William R. Swinyard, Ph.D. 470 S. Woodland Hills Drive Woodland Hills, UT 84653 Age: 66	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	12	None

D. James Croft, Ph.D. 12030 Sunrise Valley Drive Suite 200 Reston, VA 20191 Age: 64	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	12	None

Officers:

Jeff S. Cardon, CFA 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 49	Vice President	Indefinite Served as Vice President since 1986	President and Treasurer of the Advisor since 1999; Director of Wasatch Funds from 1986 to 2004; Director of the Advisor since 1985; Security Analyst for the Advisor since 1980.	N/A	N/A

Venice F. Edwards, CFA 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 56	Vice President and Treasurer	Indefinite Served as Treasurer since 1996 and Vice President since September 2004	Senior Compliance Officer for the Advisor since 2006; Chief Compliance Officer for the Advisor from 2004 to 2006; Director of Compliance for the Advisor from 1995 to 2004 and Secretary of the Advisor since 1999.	N/A	N/A

Daniel D. Thurber 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111 Age: 37	Chief Compliance Officer/ Secretary	Indefinite Served as Chief Compliance Officer and Secretary since May 2006	Chief Compliance Officer and Secretary for Wasatch Funds since 2006; General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.	N/A	N/A

*	Mr. Stewart is an Interested Director because he serves as a director and an officer of the Advisor.

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information	SEPTEMBER 30, 2006

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N- Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2006

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman & Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 90. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the a mount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 93.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations,

SEPTEMBER 30, 2006

dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 92. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date.

Ratio to average net assets of: Expenses shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio to average net assets of: Net investment income shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS — Notes	SEPTEMBER 30, 2006

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2: Code of Ethics.

(a)	Wasatch Funds, Inc. (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3: Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the Registrant has determined that the Registrant has one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2006 and September 30, 2005 were $220,700 and $176,250, respectively.

(b) Audit Related Fees –The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2005 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2006 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2006 and 2005, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2006 and September 30, 2005 were $49,583 and $49,722, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2006 and 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees – There were no fees billed for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2006 and 2005, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal years ended September 30, 2006 and 2005 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date:	November 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date:	November 29, 2006

By:	/s/ Venice F. Edwards
Venice F. Edwards
Vice President/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date:	November 29, 2006